                                                                    EXHIBIT 10.2


                                                                [EXECUTION COPY]



                               U.S. $425,000,000

                     AMENDED AND RESTATED CREDIT AGREEMENT,

                         dated as of September 9, 1999

                 (amending and restating the Credit Agreement,
                         dated as of January 29, 1999)


                                     among


                        NEXTEL PARTNERS OPERATING CORP.,
                                as the Borrower,


                        VARIOUS FINANCIAL INSTITUTIONS,
                                as the Lenders,


                           DLJ CAPITAL FUNDING, INC.,
                   as the Syndication Agent for the Lenders,


                             THE BANK OF NEW YORK,
                  as the Documentation Agent for the Lenders,


                                      and

                            BANK OF MONTREAL,
                  as the Administrative Agent for the Lenders


              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                  LEAD ARRANGER AND SOLE BOOK RUNNING MANAGER

                               TABLE OF CONTENTS


SECTION                                                                                                         PAGE
-------                                                                                                         ----
                                                              ARTICLE I

                                                 DEFINITIONS AND ACCOUNTING TERMS

1.1.            Defined Terms.....................................................................................3
1.2.            Use of Defined Terms.............................................................................40
1.3.            Cross-References.................................................................................40
1.4.            Accounting and Financial Determinations..........................................................40


                                                             ARTICLE II

                                                 COMMITMENTS, BORROWING PROCEDURES,
                                                     NOTES AND LETTERS OF CREDIT



2.1.            Commitments......................................................................................41
2.1.1.          Term-B Loans; Term-C Loan Commitments............................................................41
2.1.2.          Revolving Loan Commitment........................................................................41
2.1.3.          Additional Commitments...........................................................................41
2.1.4.          Letter of Credit Commitment......................................................................43
2.1.5.          Lenders Not Permitted or Required to Make Loans..................................................43
2.1.6.          Issuer Not Required to Issue Letters of Credit...................................................43
2.2.            Reduction of Commitment Amounts..................................................................43
2.2.1.          Optional.........................................................................................43
2.2.2.          Mandatory........................................................................................44
2.3.            Borrowing Procedure and Funding Maintenance......................................................44
2.4.            Continuation and Conversion Elections............................................................45
2.5.            Funding..........................................................................................45
2.6.            Issuance Procedures..............................................................................45
2.6.1.          Other Lenders' Participation.....................................................................46
2.6.2.          Disbursements; Conversion to Revolving Loans.....................................................47
2.6.3.          Reimbursement....................................................................................47
2.6.4.          Deemed Disbursements.............................................................................48
2.6.5.          Nature of Reimbursement Obligations..............................................................48
2.7.            Register; Notes..................................................................................49

                               TABLE OF CONTENTS
                                  (continued)


SECTION                                                                                                         PAGE
-------                                                                                                         ----

                                                            ARTICLE III

                                             REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

3.1.            Repayments and Prepayments; Application..........................................................50
3.1.1.          Repayments and Prepayments.......................................................................50
3.1.2.          Application......................................................................................54
3.2.            Interest Provisions..............................................................................54
3.2.1.          Rates............................................................................................55
3.2.2.          Post-Maturity Rates..............................................................................55
3.2.3.          Payment Dates....................................................................................55
3.3.            Fees.............................................................................................56
3.3.1.          Commitment Fee...................................................................................56
3.3.2.          Administrative Agent Fee.........................................................................56
3.3.3.          Letter of Credit Fee.............................................................................56


                                                            ARTICLE IV

                                              CERTAIN LIBO RATE AND OTHER PROVISIONS

4.1.            LIBO Rate Lending Unlawful.......................................................................57
4.2.            Deposits Unavailable.............................................................................57
4.3.            Increased LIBO Rate Loan Costs, etc..............................................................57
4.4.            Funding Losses...................................................................................58
4.5.            Increased Capital Costs..........................................................................58
4.6.            Taxes............................................................................................59
4.7.            Payments, Computations, etc......................................................................61
4.8.            Sharing of Payments..............................................................................61
4.9.            Setoff...........................................................................................62
4.10.           Mitigation.......................................................................................62
4.11.           Replacement of Lenders...........................................................................62


                                                             ARTICLE V

                                   CONDITIONS TO RESTATEMENT EFFECTIVENESS AND CREDIT EXTENSIONS

5.1.            Effectiveness....................................................................................63
5.1.1.          Execution of Counterparts........................................................................63
5.1.2.          Resolutions, etc.................................................................................63
5.1.3.          Delivery of Term-C Loan Notes....................................................................64

                               TABLE OF CONTENTS
                                  (continued)


SECTION                                                                                                         PAGE
-------                                                                                                         ----
5.1.4.          Transaction Documents............................................................................64
5.1.5.          Restatement Effective Date Certificate...........................................................64
5.1.6.          Affirmation and Consent..........................................................................64
5.1.7.          Security Agreements..............................................................................64
5.1.8.          Assignment Agreement and Consents to Assignment..................................................65
5.1.9.          Option FCC Licenses..............................................................................65
5.1.10.         Consents.........................................................................................65
5.1.11.         Capitalization and Structure.....................................................................66
5.1.12.         Financial Information, etc.......................................................................66
5.1.13.         Business Plan....................................................................................66
5.1.14.         Additional Nextel Contribution, Additional Motorola Contribution,
                  Additional Investors Contribution and Additional Borrower Equity
                  Contribution...................................................................................66
5.1.15.         Litigation.......................................................................................67
5.1.16.         Material Adverse Change..........................................................................67
5.1.17.         Reliance Letters.................................................................................67
5.1.18.         Opinions of Counsel..............................................................................67
5.1.19.         Closing Fees, Expenses, etc......................................................................67
5.1.20.         Satisfactory Legal Form..........................................................................67
5.1.21.         UCC Filing Service...............................................................................68
5.2.            All Credit Extensions............................................................................68
5.2.1.          Compliance with Warranties, No Default, etc......................................................68
5.2.2.          Credit Extension Request.........................................................................68

                                                            ARTICLE VI

                                                  REPRESENTATIONS AND WARRANTIES

6.1.            Organization, etc................................................................................69
6.2.            Due Authorization, Non-Contravention, etc........................................................69
6.3.            Government Approval, Regulation, etc.............................................................69
6.4.            Validity, etc....................................................................................70
6.5.            Financial Information............................................................................70
6.6.            No Material Adverse Effect.......................................................................70
6.7.            Litigation, Labor Controversies, etc.............................................................70
6.8.            Subsidiaries.....................................................................................71
6.9.            Ownership of Properties..........................................................................71
6.10.           Taxes............................................................................................71
6.11.           Pension and Welfare Plans........................................................................71
6.12.           Environmental Warranties.........................................................................71

                               TABLE OF CONTENTS
                                  (continued)


SECTION                                                                                                        PAGE
-------                                                                                                        ----
6.13.           Regulations U and X..............................................................................73
6.14.           Licenses; License Transfer; Option License Transfer..............................................73
6.15.           FCC Compliance...................................................................................73
6.16.           Accuracy of Information..........................................................................74
6.17.           Solvency.........................................................................................75
6.18.           Year 2000........................................................................................75
6.19.           Credit Facility..................................................................................75
6.20.           Interests in Real Property Sufficient for Conduct of Business....................................75


                                                            ARTICLE VII

                                                             COVENANTS

7.1.            Affirmative Covenants............................................................................76
7.1.1.          Financial Information, Reports, Notices, etc.....................................................76
7.1.2.          Compliance with Laws, etc........................................................................77
7.1.3.          Maintenance of Properties........................................................................78
7.1.4.          Insurance........................................................................................78
7.1.5.          Books and Records................................................................................78
7.1.6.          Environmental Covenant...........................................................................78
7.1.7.          Future Subsidiaries..............................................................................79
7.1.8.          Future Leased Property and Future Acquisitions of Real Property;
                  Future Acquisition of Other Property...........................................................80
7.1.9.          Use of Proceeds, etc.............................................................................81
7.1.10.         Hedging Obligations..............................................................................81
7.1.11.         Undertaking......................................................................................82
7.1.12.         Landlord Consents................................................................................82
7.1.13.         Year 2000........................................................................................82
7.1.14.         Termination Statements...........................................................................82
7.2.            Negative Covenants...............................................................................82
7.2.1.          Business Activities..............................................................................82
7.2.2.          Indebtedness.....................................................................................83
7.2.3.          Liens............................................................................................84
7.2.4.          Financial Covenants..............................................................................86
7.2.5.          Investments......................................................................................91
7.2.6.          Restricted Payments, etc.........................................................................92
7.2.7.          Capital Expenditures, etc........................................................................93
7.2.8.          Consolidation, Merger, etc.......................................................................94
7.2.9.          Asset Dispositions, etc..........................................................................95
7.2.10.         Modification of Certain Agreements...............................................................96

                               TABLE OF CONTENTS
                                  (continued)

SECTION                                                                                                        PAGE
-------                                                                                                        ----
7.2.11.         Transactions with Affiliates.....................................................................96
7.2.12.         Negative Pledges, Restrictive Agreements, etc....................................................96
7.2.13.         Liabilities of License Subsidiary................................................................97


                                                           ARTICLE VIII

                                                        EVENTS OF DEFAULT

8.1.            Listing of Events of Default.....................................................................97
8.1.1.          Non-Payment of Obligations.......................................................................97
8.1.2.          Breach of Warranty...............................................................................97
8.1.3.          Non-Performance of Certain Covenants and Obligations.............................................97
8.1.4.          Non-Performance of Other Covenants and Obligations...............................................98
8.1.5.          Default on Other Indebtedness....................................................................98
8.1.6.          Judgments........................................................................................98
8.1.7.          Pension Plans....................................................................................98
8.1.8.          Control of the Borrower..........................................................................98
8.1.9.          Bankruptcy, Insolvency, etc......................................................................99
8.1.10.         Impairment of Security, etc......................................................................99
8.1.11.         Licenses........................................................................................100
8.1.12.         Rights to Use...................................................................................100
8.1.13.         Subscription and Contribution Agreement; Expansion Subscription
                  and Contribution Agreement....................................................................100
8.1.14.         License Transfer; Option License Transfer.......................................................100
8.1.15.         Nextel Operating Agreements.....................................................................100
8.2.            Action if Bankruptcy............................................................................101
8.3.            Action if Other Event of Default................................................................101


                                                            ARTICLE IX

                                                     THE ADMINISTRATIVE AGENT

9.1.            Actions.........................................................................................101
9.2.            Funding Reliance, etc...........................................................................102
9.3.            Exculpation.....................................................................................102
9.4.            Successor.......................................................................................103
9.5.            Credit Extensions by Each Agent and Issuer......................................................103
9.6.            Credit Decisions................................................................................104
9.7.            Copies, etc.....................................................................................104

                               TABLE OF CONTENTS
                                  (continued)


SECTION                                                                                                        PAGE
-------                                                                                                        ----
9.8.            The Syndication Agent, the Documentation Agent and the
                  Administrative Agent..........................................................................104


                                                            ARTICLE X

                                                     MISCELLANEOUS PROVISIONS

10.1.           Waivers, Amendments, etc........................................................................104
10.2.           Notices.........................................................................................106
10.3.           Payment of Costs and Expenses...................................................................106
10.4.           Indemnification.................................................................................107
10.5.           Survival........................................................................................108
10.6.           Severability....................................................................................108
10.7.           Headings........................................................................................108
10.8.           Execution in Counterparts, Effectiveness, etc...................................................108
10.9.           Governing Law; Entire Agreement.................................................................108
10.10.          Successors and Assigns..........................................................................109
10.11.          Sale and Transfer of Loans and Notes; Participations in Loans and
                  Notes.........................................................................................109
10.11.1.        Assignments.....................................................................................109
10.11.2.        Participations..................................................................................111
10.12.          Confidentiality.................................................................................112
10.13.          Other Transactions..............................................................................112
10.14.          Forum Selection and Consent to Jurisdiction.....................................................113
10.15.          Waiver of Jury Trial............................................................................114

SCHEDULES:

Schedule I          -     Disclosure Schedule
Schedule II         -     Percentages and Administrative Information
Schedule III        -     Licenses/Network Area
Schedule IV         -     Original Investors
Schedule V          -     Option FCC Licenses/Option Territories
Schedule VI         -     Additional Investors

EXHIBITS:

Exhibit A-1         -     Form of Revolving Note
Exhibit A-2         -     Form of Term-B Note
Exhibit A-3         -     Form of Term-C Note
Exhibit B-1         -     Form of Borrowing Request
Exhibit B-2         -     Form of Issuance Request
Exhibit C           -     Form of Continuation/Conversation Notice
Exhibit D           -     Form of Restatement Effective Date Certificate
Exhibit E           -     Form of Compliance Certificate
Exhibit F-1         -     Form of Borrower Security and Pledge Agreement
Exhibit F-2         -     Form of Subsidiary Security and Pledge Agreement
Exhibit G           -     Form of Parent Guaranty and Pledge Agreement
Exhibit H           -     Form of Subsidiary Guaranty
Exhibit I           -     Form of NWIP Undertaking
Exhibit J           -     Form of Lender Assignment Agreement
Exhibit K           -     Form of Cash Collateral Agreement
Exhibit L           -     Form of Assignment Agreement
Exhibit M-1         -     Form of Realco Agreement
Exhibit M-2         -     Form of Management Agreement
Exhibit N-1         -     Form of New York Counsel Opinion
Exhibit N-2         -     Form of FCC Counsel Opinion
Exhibit N-3         -     Form of Local Counsel Opinion
Exhibit O           -     Form of Affirmation and Consent

                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 9, 1999, amending and restating the Credit Agreement (as defined below), is among NEXTEL PARTNERS OPERATING CORP., a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), DLJ CAPITAL FUNDING, INC. ("DLJ"), as the syndication agent (the "Syndication Agent") for the Lenders, THE BANK OF NEW YORK, as the documentation agent (the "Documentation Agent") for the Lenders, BANK OF MONTREAL ("BOM"), as the administrative agent (the "Administrative Agent") for the Lenders, and Donaldson, Lufkin & Jenrette Securities Corporation, as Lead Arranger and Sole Book Running Manager (the Syndication Agent and the Administrative Agent are sometimes referred to herein as the "Agents" and each as an "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower is a wholly-owned Subsidiary of Nextel Partners, Inc., a Delaware corporation (the "Parent");

         WHEREAS, the Borrower is engaged in the construction and operation of a digital wireless communications network (the "Network") utilizing (a) specialized mobile radio ("SMR") licenses presently owned by an indirect, wholly-owned subsidiary (the "Nextel License Subsidiary") of Nextel Communications, Inc., a Delaware corporation ("Nextel"), (b) the Nextel brand name, (c) Nextel's national switching infrastructure and (d) the "integrated Dispatch Enhanced Network" or "iDEN" technology developed by Motorola, Inc., a Delaware corporation ("Motorola"), to serve the markets listed on Schedule III;

         WHEREAS, in order to finance a portion of the capital expenditures associated with the build-out of the Network (the "Network Build-out") and the ongoing working capital and general corporate needs of the Borrower and its Subsidiaries, the Borrower, the various financial institutions (the "Original Lenders") parties thereto on the Closing Date, the Syndication Agent, the Documentation Agent and the Administrative Agent entered into the Credit Agreement, dated as of January 29, 1999 (as heretofore modified and supplemented and in effect from time to time, the "Credit Agreement") pursuant to which the Original Lenders provided to the Borrower on the terms and conditions set forth therein

                  (a) term loans (the "Term-B Loans") made on the Closing Date in an original principal amount of $175,000,000;

                  (b) a Revolving Loan Commitment (including availability for Revolving Loans and Letters of Credit) pursuant to which Borrowings of Revolving Loans, in a maximum aggregate principal amount (together with all Letter of Credit Outstandings) not to exceed $100,000,000, could be made to the Borrower from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date; and

                  (c) a Letter of Credit Commitment pursuant to which the Issuer would issue Letters of Credit for the account of the Borrower from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $10,000,000 (provided that the aggregate outstanding principal amount of Revolving Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount);

         WHEREAS, the Parent intends to exercise its option to acquire certain SMR licenses (the "Option FCC Licenses") having an aggregate implied value of approximately $8,800,000 presently owned by NWIP which serve the markets listed on Schedule V (the "Option Territories");

         WHEREAS, subsequent to the Restatement Effective Date (such capitalized term, and other terms used herein, to have the meanings provided in Section 1.1), the Option License Transfer shall be consummated;

         WHEREAS, in order to accomplish the build-out and operation of the Network in the Option Territories utilizing, among other things, the Option FCC Licenses, the following capital-raising transactions shall occur prior to or contemporaneously with the extension of the Term-C Loans hereunder in accordance with the terms of the Expansion Subscription and Contribution Agreement:

                  (a) the Parent shall have issued shares of its Series C Preferred Stock to NWIP having aggregate implied value of approximately $8,800,000 in exchange for (i) the contribution by NWIP to Nextel WIP Expansion Corp. of the Option FCC Licenses listed on Schedule V, (ii) the commitment and obligation of Nextel and NWIP to effect the Option License Transfer, and (iii) the execution and delivery by Nextel and NWIP of modifications or extensions of the Nextel Operating Agreements governing the build-out and operation of the Network in the Option Territories (collectively, the "Additional Nextel Contribution");

                  (b) the Parent shall have received a credit in the aggregate amount of $3,600,000 which may be used, dollar-for-dollar, against the future purchase price of Motorola's infrastructure equipment to be used in connection with the Network Build-out from the issuance of its Series A Preferred Stock to Motorola having an implied value of approximately $3,600,000 (the "Additional Motorola Contribution");

                  (c) the Parent shall have received initial cash equity contributions of (i) approximately $4,300,000 from the issuance of its Series C Preferred Stock to NWIP and (ii) approximately $12,400,000 from the issuance of its Series A Preferred Stock to certain investors listed on Schedule VI (collectively, the "Additional Investors"), together with irrevocable binding commitments from NWIP and the Additional Investors to make subsequent cash equity contributions to the Parent as set forth in the Expansion Subscription and Contribution Agreement (the "Additional Investors Contribution"); and

                  (d) all cash and non-cash proceeds received by the Parent from the Additional Nextel Contribution, the Additional Motorola Contribution and the Additional Investors Contribution shall be contributed (or irrevocably committed to be contributed) by the Parent as an equity contribution to the Borrower (the "Additional Borrower Equity Contribution"; the Additional Nextel Contribution, the Additional Motorola Contribution, the Additional Investors Contribution and the Additional Borrower Equity Contribution and all transactions related thereto, including those described in the recitals hereto and the financing described herein, being collectively referred to as the "Option Capitalization Transaction");

         WHEREAS, in order to finance the Option Capitalization Transaction and pay fees and expenses related thereto and provide for the ongoing working capital and general corporate needs of the Borrower and its Subsidiaries, the Borrower desires to amend and restate in its entirety the Credit Agreement to, among other things, obtain from certain of the Lenders a Term-C Loan Commitment pursuant to which a single Borrowing of Term-C Loans in a maximum aggregate principal amount not to exceed $150,000,000 will be made to the Borrower on the Restatement Effective Date, with all the proceeds of such Term-C Loans to be used for the purposes set forth in Section 7.1.9;

         WHEREAS, all Loans and Obligations shall continue to be and shall be fully guaranteed by the Parent Guaranty and Pledge Agreement and the Subsidiary Guaranty and fully secured by, among other things, the Parent Guaranty and Pledge Agreement, the Borrower Security and Pledge Agreement and the Subsidiary Security and Pledge Agreement; and

         WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to (i) amend and restate in its entirety the Credit Agreement in accordance with the terms hereof and
(ii) extend such Commitments and make Loans to the Borrower and issue (or participate in) Letters of Credit for the account of the Borrower and its Subsidiaries pursuant to such Commitments;

         NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Additional Borrower Equity Contribution" is defined in clause (d) of the sixth recital.

         "Additional Investors" is defined in clause (c) of the  sixth recital.

         "Additional Investors Contribution" is defined in clause (c) of the sixth recital.

         "Additional Motorola Contribution" is defined in clause (b) of the sixth recital.

         "Additional Nextel Contribution" is defined in clause (a) of the sixth recital.

         "Adjusted EBITDA" means, for any applicable period, the sum of (i) Consolidated EBITDA for such period plus (ii) the aggregate amount deducted in determining Consolidated Net Income for such period in respect of sales, marketing and advertising expenses.

         "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 10% or more of the Capital Stock (on a fully diluted basis) of such Person having ordinary voting power for the election of directors or managing general partners, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agents" means, collectively, the Administrative Agent and the Syndication Agent.

         "Aggregate Service Revenue" means, for any period, all service revenues, including subscriber revenues, toll revenues, roaming revenues, wholesale service revenues and long-distance revenues, of the Borrower and its Subsidiaries for such period.

         "Agreement" means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Restatement Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "Agreement in Support of Charter Obligations" means the Agreement in Support of Charter Obligations, dated as of January 29, 1999, between NWIP and the Parent, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Agreement Specifying Obligations of, and Limiting Liability and Recourse to, Nextel" means the Agreement Specifying Obligations of, and Limiting Liability and Recourse to, Nextel, dated as of January 29, 1999, among Nextel, the Parent and the Borrower, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10

         "Alternate Base Rate" means, for any day and with respect to all Base Rate Loans, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate and (b) the rate of interest in effect for such day as most recently publicly announced or established by the Administrative Agent in Chicago, Illinois as its "prime rate". (The "prime rate" is a rate set by the Administrative Agent based upon various factors including the Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the prime rate established or announced by the Administrative Agent shall take effect at the opening of business on the day of such establishment or announcement.

         "Analog Management Agreement" means the Analog Management Agreement, dated as of January 29, 1999, by and between the Borrower and NWIP, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Annualized Adjusted EBITDA" means, for the period ending on the last day of any Fiscal Quarter, the product of (a) Adjusted EBITDA for the two consecutive Fiscal Quarters ending on such last day, multiplied by (b) two.

         "Annualized EBITDA" means, for the period ending on the last day of any Fiscal Quarter, the product of Consolidated EBITDA for the two consecutive Fiscal Quarters ending on such last day, multiplied by (b) two.

         "Applicable Commitment Fee" means a fee which shall accrue at the applicable rate per annum set forth below based upon the percentage of the Revolving Loan Commitments which are unused as of the time of determination:


                   Undrawn Commitments
                  as a Percentage of the
                 Revolving Loan Commitment                                      Commitment Fee
                 -------------------------                                      --------------
                 greater than or equal to 67%                                      2.00%

                 greater than or equal to 33%
                 and less than 67%                                                 1.25%

                 less than 33%                                                     0.75%


         "Applicable Margin" means at all times during the applicable periods set forth below:

                  (a) with respect to the unpaid principal amount of each Term-B Loan maintained as a (i) Base Rate Loan, 3.75% per annum and (ii) LIBO Rate Loan, 4.75% per annum;

                  (b) with respect to the unpaid principal amount of each Term-C Loan maintained as a (i) Base Rate Loan, 3.25% per annum and (ii) LIBO Rate Loan, 4.25% per annum;

                  (c) from the Closing Date through (but excluding) the date upon which the first Compliance Certificate demonstrating that Consolidated EBITDA for the most recent Fiscal Quarter for which a Compliance Certificate has been delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1 is positive, with respect to the unpaid principal amount of each Revolving Loan maintained as a (i) Base Rate Loan, 3.25% per annum and (ii) LIBO Rate Loan, 4.25% per annum; and

                  (d) at all times from and after the date of such delivery of the Compliance Certificate described in clause (c) above, with respect to the unpaid principal amount of each Revolving Loan, by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the caption "Applicable Margin for Base Rate Loans" or "Applicable Margin for LIBO Rate Loans", as the case may be:

                     Applicable Margin For Revolving Loans



                                               Applicable                      Applicable
                                             Margin For Base                 Margin For LIBO
           Leverage Ratio                      Rate Loans                      Rate Loans
           --------------                      ----------                      ----------
         greater than 10.0:1                     3.00%                           4.00%

      greater than 8.0:1 and less
        than or equal to 10.0:1                  2.75%                           3.75%
      greater than 7.0:1 and less
        than or equal to 8.0:1                   2.50%                           3.50%

      greater than 6.0:1 and less
        than or equal to 7.0:1                   2.25%                           3.25%

      greater than 5.0:1 and less
        than or equal to 6.0:1                   1.75%                           2.75%

      less than or equal to 5.0:1                1.25%                           2.25%

The Leverage Ratio used to compute the Applicable Margin for Revolving Loans for any day shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1. Changes in the Applicable Margin for Revolving Loans resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1 (without giving effect to any grace period), the Applicable Margin for Revolving Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered to, but not including the date the Borrower delivers to the Administrative Agent an appropriately completed Compliance Certificate shall conclusively equal the highest Applicable Margin for Revolving Loans set forth above.

         "Approved Affiliate Agreements" means, collectively, the Transaction Documents and agreements in respect of transactions with Affiliates which have been approved by a majority of disinterested directors of the board of directors of the Borrower pursuant to clause (c) of the proviso to Section 7.2.11.

         "Asset Transfer and Reimbursement Agreement" means the Asset Transfer and Reimbursement Agreement, dated as of January 29, 1999, by and between the Borrower and NWIP, as amended, supplemented, amended and restated and otherwise modified from time to time in accordance with Section 7.2.10.

         "Assignee Lender" is defined in Section 10.11.1.

         "Assignment Agreement" means the Assignment Agreement made by the Borrower, the Parent and Realco in favor of the Administrative Agent on the Closing Date, including the consents to assignment executed and delivered by the parties to the Nextel Operating Agreements, substantially in the form of Exhibit L hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Assignor Lender" is defined in Section 10.11.1.

         "Authorized Officer" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Agents and the Lenders pursuant to Section 5.1.2.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "BOM" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Borrower Equity Contribution" means the Original Borrower Equity Contribution and the Additional Borrower Equity Contribution.

         "Borrower Security and Pledge Agreement" means the Security and Pledge Agreement executed and delivered by an Authorized Officer of the Borrower on the Closing Date, substantially in the form of Exhibit F-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.1.

         "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-1 hereto.

         "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York City or Chicago, Illinois, and, with respect to Borrowings of, Interest Periods with respect to, payments of principal and interest in respect of, and conversions of Base Rate Loans into, LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

         "Capital Expenditures" means for any period, the sum, without duplication, of (i) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures (excluding expenditures made in connection with the replacement or restoration of assets to the extent such replacement or restoration is financed with insurance proceeds paid on account of the loss of or damage to the assets so replaced or restored or awards of compensation arising from the taking by condemnation or eminent domain of the assets so replaced), and (ii) the aggregate amount of the principal component of all Capitalized Lease Liabilities for any capitalized leases entered into during such period by the Borrower and its Subsidiaries.

         "Capitalized Lease Liabilities" means, without duplication, all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "Capital Stock" means, with respect to any Person, (i) any and all shares, interests, participations, rights or other equivalents of or interests in (however designated) corporate or capital stock, including, without limitation, shares of preferred or preference stock of such Person, (ii) all partnership interests (whether general or limited) in such Person, (iii) all membership interests or limited liability company interests in such Person, and
(iv) all other equity or ownership interests in such Person of any other type.

         "Cash Account" means an account of the Borrower established and maintained pursuant to the Borrower Security and Pledge Agreement into which the Required Balance shall be deposited in cash or Cash Equivalent Investments.

         "Cash Collateral Agreement" means the Cash Collateral Agreement executed and delivered by the Borrower on the Closing Date, substantially in the form of Exhibit K hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Cash Equivalent Investment" means, at any time:

                  (a) any evidence of Indebtedness, maturing not more than one year after such time, issued directly by the United States of America or any agency thereof or guaranteed by the United States of America or any agency thereof;

                  (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-l by S&P or P-l by Moody's, or (ii) any Lender (or its holding company);

                  (c) any time deposit, certificate of deposit or bankers acceptance, maturing not more than one year after such time, maintained with or issued by either (i) a commercial banking institution (including U.S. branches of foreign banking institutions) that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or (ii) any Lender;

                  (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less;

                  (e) repurchase agreements (i) which, are entered into with any entity referred to in clause (b) or (c) above or any other financial institution whose unsecured long-term debt (or the unsecured long-term debt of whose holding company) is rated at least A- or better by S&P or Baa1 or better by Moody's and maturing not more than one year after such time, (ii) which, in the event treated as a secured loan, would be secured by a fully perfected security interest in securities of the type referred to in clause (a) above and (iii) involving securities which have a market value at the time of such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into; or

                  (f) any money market or similar fund the assets of which are comprised at least 90% of any of the items specified in clauses (a) through (d) above and as to which withdrawals are permitted at least every 90 days.

         "Casualty Event" means the damage, destruction or condemnation, as the case may be, of any property of the Borrower or any of its Subsidiaries.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change in Control" means (i) the failure of the Parent at any time to own, free and clear of all Liens and encumbrances (other than Liens permitted to exist under clauses (a), (e) and (h) of Section 7.2.3), all right, title and interest in 100% of the Capital Stock of the Borrower; (ii) the failure of Nextel at any time to own, free and clear of all Liens and encumbrances (other than Liens arising under the Shareholders' Agreement) all right, title and interest in at least 90% (on a fully diluted basis) of the Capital Stock of the Parent (other than the Series B Preferred Stock of the Parent) owned by Nextel on the Closing Date; or (iii) the acquisition of ownership, directly or indirectly, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than the DLJMB Entities, Nextel and Madison Dearborn, of a number of shares of Capital Stock of the Parent sufficient to have and exercise voting power for the election of a majority of the board of directors of the Parent.

         "Closing Date" means the date of the initial Credit Extension, which occurred on January 29, 1999.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commitment" means, as the context may require, a Lender's Term-C Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment.

         "Commitment Amount" means, as the context may require, the Term-C Loan Commitment Amount, the Revolving Loan Commitment Amount or the Letter of Credit Commitment Amount.

         "Commitment Letter" means the commitment letter, dated December 30, 1998, among the Parent, the Lead Arranger and the Syndication Agent, including all annexes and exhibits thereto.

         "Commitment Termination Date" means, as the context may require, the Revolving Loan Commitment Termination Date or the Term-C Loan Commitment Termination Date.

         "Commitment Termination Event" means (i) the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to any Obligor (excluding Subsidiaries that are not Material Subsidiaries), or (ii) the occurrence and continuance of any other Event of Default and either (x) the declaration of the Loans to be due and payable pursuant to Section 8.3, or (y) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "Committed Equity" means irrevocable binding commitments to purchase Preferred Stock of the Parent pursuant to the Subscription and Contribution Agreement and the Expansion Subscription and Contribution Agreement.

         "Communications Act" means the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations and published policies of the FCC thereunder, all as amended and as the same may be in effect from time to time.

         "Compliance Certificate" means a certificate duly completed and executed by the president, chief executive officer, treasurer, assistant treasurer, assistant secretary, controller or chief financial Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto.

         "Consolidated Cash Interest Expense" means, for any period on a consolidated basis for the Parent and its Subsidiaries, (a) Consolidated Interest Expense for such period minus (b) the aggregate amount of pay-in-kind or accreted Consolidated Interest Expense for such period not involving any payment in cash.

         "Consolidated EBITDA" means, for any applicable period, the sum (without duplication) for the Parent and its Subsidiaries on a consolidated basis of

                  (a)  Consolidated Net Income,

plus

                  (b) the amount deducted in determining Consolidated Net Income representing non-cash charges, including depreciation and amortization and any non-cash expenses incurred by the Parent representing a valuation charge for annual awards of management stock options or as a result of the vesting of restricted stock, plus

                  (c) the amount deducted in determining Consolidated Net Income representing income or franchise taxes (whether paid or deferred), plus

                  (d) the amount deducted in determining Consolidated Net Income representing Consolidated Interest Expense,

plus

                  (e) to the extent received by the Parent or any of its Subsidiaries, cash dividends from Investments in Permitted Joint Ventures,

minus

                  (f) Restricted Payments of the type referred to in clause (b) of Section 7.2.6 made during such period.

         "Consolidated Interest Expense" means, for any applicable period, the aggregate consolidated interest expense (whether cash or non-cash) of the Parent and its Subsidiaries for such applicable period, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense and the aggregate amount of pay-in-kind or accreted Consolidated Interest Expense for such period not involving a payment in cash.

         "Consolidated Net Income" means, for any period, the net income of the Parent and its Subsidiaries for such period on a consolidated basis (including cash income received by the Parent and its Subsidiaries from Investments in Permitted Joint Ventures), excluding extraordinary or non-recurring gains, credits, losses and expenses.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of Capital Stock of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

         "Contributed Equity" means at any time or for any period, the sum of
(a) the aggregate amount of cash which shall have been received by the Parent and contributed to the Borrower prior to such time or during such period as consideration for the issuance of Preferred Stock of the Parent pursuant to the Subscription and Contribution Agreement and the Expansion Subscription and Contribution Agreement, (b) cash proceeds from the sale by the Parent of the Senior Notes, (c) $131,000,000, the agreed value of the Original Nextel Contribution, (d) $22,000,000, the agreed value of the Motorola Contribution, (e) $22,000,000, the agreed value of the Additional Nextel Contribution and (f) the fair market value as reasonably determined by the board of directors of the Borrower in good faith of any non-cash assets or items contributed to the Borrower as a capital contribution or in exchange for Capital Stock of the Borrower.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA, or for purposes of Section 412, Section 414(m) or
Section 414(o) of the Code.

         "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by an Obligor in substantially the form of Exhibit C to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Covered POPs" means the aggregate number of POPs within each market or geographical area specified on Schedule III for which facilities in commercial operation owned by the Borrower or its Subsidiaries have achieved substantial completion.

         "Credit Agreement" is defined in the third recital.

         "Credit Extension" means, as the context may require, (i) the making of a Loan by a Lender or (ii) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by the Issuer.

         "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

         "Current Assets" means, on any date, without duplication, all assets which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and its Subsidiaries at such date as current assets (excluding, however, amounts due and to become due from Affiliates of the Borrower which have arisen from transactions which are neither arm's-length and in the ordinary course of its business nor pursuant to an Approved Affiliate Agreement).

         "Current Liabilities" means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, excluding current maturities of Indebtedness.

         "Debt" means, without duplication, the outstanding principal amount of all Indebtedness of the Parent and its Subsidiaries that is of the type referred to in clause (a), (b), (c) or (e) of the definition of "Indebtedness" and any Contingent Liability in respect of any of the foregoing.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would, unless cured or waived, constitute an Event of Default.

         "Disbursement" is defined in Section 2.6.2.

         "Disbursement Date" is defined in Section 2.6.2.

         "Disbursement Due Date" is defined in Section 2.6.2.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

         "DLJ" is defined in the preamble.

         "DLJMB Entities" means DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking II, Inc., DLJ Capital Corp., Sprout Capital VIII, L.P. and any other Affiliates of DLJ.

         "Documentation Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Documentation Agent by the predecessor Documentation Agent.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" is defined in Section 8.1.

         "Excess Cash Flow" means, for any applicable period, the excess (if any), of

                  (a)  Consolidated EBITDA for such applicable period;

over

                  (b) the sum, without duplication (for such applicable period) of

                           (i) Consolidated Cash Interest Expense (net of
                  interest income) for such applicable period;

         plus

                           (ii) scheduled payments and optional and mandatory
                  prepayments, to the extent actually made, of the principal amount of the Term Loans or any other funded Debt (including the principal component of any Capitalized Lease Liabilities) and mandatory prepayments of the principal amount of the Revolving Loans pursuant to clause (g) of Section 3.1.1 in connection with a reduction of the Revolving Loan Commitment Amount, in each case for such applicable period;

         plus

                           (iii) all federal, state, local and foreign income
                  and franchise taxes actually paid in cash by the Parent and its Subsidiaries and Restricted Payments made by the Borrower pursuant to clause (b) of Section 7.2.6 for such applicable period;

         plus

                           (iv) Capital Expenditures actually made or committed
                  to be made during such applicable period pursuant to clause
                  (a) of Section 7.2.7 (excluding Capital Expenditures constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness permitted pursuant to clause (b) of
                  Section 7.2.2 to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance the acquisition of such assets);

         plus

                           (v) the amount of the net increase (or minus, in the
                  case of a net decrease) of Current Assets, other than cash and Cash Equivalent Investments, over Current Liabilities of the Parent and its Subsidiaries for such applicable period;

         plus
                           (vi) Investments permitted and actually made pursuant
                  to clauses (d), (f), and (h) of Section 7.2.5 during such applicable period.

         "Excluded Equity Proceeds" means any proceeds received by the Parent or the Borrower from the sale or issuance by such Person of its Capital Stock or any warrants or options in respect of any such Capital Stock or the exercise of any such warrants or options, which proceeds are received pursuant to any such sale, issuance or exercise constituting or resulting from (i) capital contributions to, or Capital Stock issuances by, the Parent or the Borrower (exclusive of any such contribution or issuance resulting from a Public Offering or a widely distributed private offering exempted from the registration requirements of
Section 5 of the Securities Act of 1933, as amended), (ii) the sale of any Capital Stock of the Parent or the Borrower to any officer, director or employee of such Person or any of its Subsidiaries pursuant to any subscription agreement, incentive plan or similar arrangement with any officer, employee or director of such Person or any of its Subsidiaries, provided such proceeds do not exceed $5,000,000 in the aggregate, (iii) any loan made by the Parent, the Borrower or any of their respective Subsidiaries pursuant to clause (f) of
Section 7.2.5, (iv) any Preferred Stock Issuance or (v) the Investors Contribution.

         "Expansion Subscription and Contribution Agreement" means the Expansion Subscription and Contribution Agreement, dated as of September 9, 1999, among the Parent and the other investors parties thereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with
Section 7.2.10.

         "Expansion Territories Management Agreement" means the Expansion Territories Management Agreement, dated as of September 9, 1999, by and between the Borrower and NWIP, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Expansion Territory Asset Transfer and Reimbursement Agreement" means the Expansion Territory Asset Transfer and Reimbursement Agreement, dated as of September 9, 1999, by and between the Borrower and NWIP, as amended, supplemented, amended and restated and or otherwise modified from time to time in accordance with Section 7.2.10.

         "FCC" means the Federal Communication Commission, or any other similar or successor agency of the federal government administering the Communications Act.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" means the confidential fee letter, dated December 30, 1998, among the Lead Arranger and the Syndication Agent.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31 of any calendar year.

         "Fixed Charge Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of

                  (a)  Annualized EBITDA as of such Fiscal Quarter

to

                  (b)  the sum (without duplication) of

                           (i) Consolidated Cash Interest Expenses (net of
                  interest income) for all such Fiscal Quarters;

         plus

                           (ii) all scheduled payments of principal of the Term
                  Loans and other funded Debt during all such Fiscal Quarters, exclusive, however, of any payment in respect of principal of the Revolving Loans, other than any such payment to the extent resulting from a permanent decrease of the Revolving Loan Commitment Amount;

         plus

                           (iii) all federal, state, local and foreign income
                  and franchise taxes actually paid in cash by the Parent and its Subsidiaries during such period, net (without duplication) of all cash tax refunds received during such period; provided, that, after giving effect to any such deductions for tax refunds, the amount calculated pursuant to this clause (iii) for any applicable period shall not be less than zero.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in Section 1.4.

         "Georgia Option Territories Exchange" means any exchange of Option FCC Licenses or other assets related to Option Territories in the State of Georgia for other Option FCC Licenses or other assets or cash between the Parent or any of its Subsidiaries and Nextel or any Affiliate of Nextel which the Board of Directors of the Parent or such Subsidiary determines in good faith, on the date of such exchange, are, in the aggregate, of at least equivalent value.

         "Hazardous Material" means

                  (a)  any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                  (c)  any petroleum product; or

                  (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

         "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification
(i) which is of a "going concern" or similar nature, (ii) which relates to the limited scope of examination of matters relevant to such financial statement, or
(iii) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under Section 7.2.4.

         "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (exclusive of deferred purchase price arrangements in the nature of open or other accounts payable owed to suppliers on normal terms in connection with the purchase of goods and services in the ordinary course of business) and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c)  all Capitalized Lease Liabilities;

                  (d) net liabilities of such Person under all Hedging Obligations;

                  (e) whether or not so included as liabilities in accordance with GAAP, all Indebtedness of the types referred to in clauses (a) through (d) above (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including Indebtedness arising under conditional sales or other title retention agreements), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that, to the extent such Indebtedness is limited in recourse to the assets securing such Indebtedness, the amount of such Indebtedness shall be limited to the fair market value of such assets; and

                  (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

         "Indemnified Liabilities" is defined in Section 10.4.

         "Indemnified Parties" is defined in Section 10.4.

         "Infrastructure Equipment Purchase Agreement" means the Infrastructure Equipment Purchase Agreement, dated as of January 29, 1999, between Motorola and the Borrower, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Initial POPs" means, as of the Closing Date, 4,500,000 POPs.

         "Interest Period" means, as to any LIBO Rate Loan, the period commencing on the Borrowing date of such Loan or on the date on which the Loan is converted into or continued as a LIBO Rate Loan, and ending on the date one, two, three, six or, if available to all Lenders, in the reasonable determination of each Lender, nine or twelve months thereafter as selected by the Borrower in its Borrowing Request or its Conversion/Continuation Notice; provided, however, that:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                  (iii) no Interest Period for any Loan shall extend beyond the Stated Maturity Date for such Loan;

                  (iv) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of such Term Loans unless the aggregate principal amount of such Term Loans represented by Base Rate Loans, or by LIBO Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment; and

                  (v) there shall be no more than ten Interest Periods in effect at any one time.

         "Interim Management Agreement" means the Interim Management Agreement, dated as of January 29, 1999, by and between the Parent and NWIP, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Investment" means, relative to any Person, (i) any loan or advance made by such Person to any other Person (excluding commission, travel, relocation and similar advances to officers, directors and employees made in the ordinary course of business), or (ii) any investment, contribution or similar transfer made by such Person for purposes of acquiring or maintaining any ownership or similar interest in another Person or a business of another Person (whether through the ownership or acquisition of Capital Stock, revenues or profits or otherwise, including by way of merger, consolidation or otherwise). The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.

         "Investors Contribution" means the Original Investors Contribution and the Additional Investors Contribution.

         "Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, in substantially the form of Exhibit B-2 attached hereto.

         "Issuer" means the Administrative Agent, in its capacity as Issuer of Letters of Credit and any other Lender as may be designated by the Borrower (and consented to by the Administrative Agent and such Lender, such consent by the Administrative Agent not to be unreasonably withheld) in its capacity as Issuer of Letters of Credit.

         "Itemized Executive" means any of the following individuals: (i) John Chapple, (ii) John Thompson, (iii) David Thaler, (iv) David Aas, (v) Perry Satterlee, and (vi) Mark Fanning.

         "Joint Venture Agreement" means the Joint Venture Agreement, dated as of January 29, 1999, by and among the Parent, the Borrower and NWIP, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Lead Arranger" means Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation.

         "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit J hereto.

         "Lenders" is defined in the preamble.

         "Letter of Credit" is defined in Section 2.1.4.

         "Letter of Credit Commitment" means, with respect to the Issuer, the Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.4 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligation of each such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

         "Letter of Credit Commitment Amount" means, on any date, a maximum amount of $10,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

                  (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit (whether or not the conditions to drawing thereunder could be satisfied on such date), plus

                  (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such Letters of Credit.

         "Leverage Ratio" means, at the end of any Fiscal Quarter, the ratio of

                  (a) Total Debt outstanding at such time;

to

                  (b) Annualized EBITDA for the period ending on the last day of such Fiscal Quarter.

         "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) for deposits in Dollars, if any, for a period equal to the relevant Interest Period which appears on Telerate page 3750 (or any successor page thereto) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. If such a rate does not appear on Telerate Page 3750 (or any successor page), the LIBO Rate shall be the rate of interest per annum determined by the Administrative Agent to be the arithmetic mean (rounded upwards, if necessary, to the nearest 1/100th of 1%) of the rates of interest per annum at which Dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBO Rate Loan by the Administrative Agent and having a maturity comparable to such Interest Period would be offered to the Administrative Agent in the London interbank market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

         "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

         "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, the rate of interest per annum (rounded upwards to the next 1/100th of 1%) determined by the Administrative Agent as follows:

            LIBO Rate           =              LIBO Rate
                                     -------------------------------
         (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

         The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be adjusted automatically as to all LIBO Rate Loans then outstanding as of the effective date of any change in the LIBOR Reserve Percentage.

         "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such on Schedule II hereto or designated in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender as shall be so designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

         "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the F.R.S. Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the F.R.S. Board).

         "License" means any mobile telephone, cellular telephone, two-way dispatch, paging and alphanumeric short-messaging license, authorization, certificate of compliance, franchise, approval or permit issued by the FCC in connection with the construction or operation of the Network in the markets listed on Schedule III and Schedule V or other markets acquired in connection with a Georgia Option Territories Exchange.

         "License Exchange" means (a) any exchange of Licenses between the Borrower and Nextel or any Affiliate of Nextel made in accordance with Article 4 of the Joint Venture Agreement, (b) any exchange of Licenses between the Parent or any of its Subsidiaries and Nextel or any Affiliate of Nextel which the Board of Directors of the Parent or such Subsidiary determines in good faith, on the date of such exchange, are, in the aggregate, of at least equivalent value, or
(c) any transaction pursuant to which the Parent or any of its Subsidiaries transfers certain of its Licenses to Nextel or any Affiliate of Nextel in exchange for Licenses from a third party, the purchase price for which was funded by Nextel or any Affiliate of Nextel.

         "License Subsidiary" means Nextel WIP License Corp., a Delaware corporation, Nextel WIP Expansion Corp. and/or any other wholly-owned Subsidiary of the Borrower designated as a License Subsidiary by notice to the Agents; provided, however, that (i) such Subsidiary has no obligations or liabilities other than under the Communications Act and taxes incurred in the ordinary course in order for it to continue to maintain its existence and (ii) all the outstanding Capital Stock of such Subsidiary is pledged to the Administrative Agent for the benefit of the Lenders in accordance with the terms of the Borrower Security and Pledge Agreement.

         "License Transfer" means each of the following events or conditions shall have been certified in writing by the Borrower to the Agents to have occurred or been satisfied, in each case pursuant to documentation reasonably satisfactory to the Agents, and the Borrower shall have certified such occurrence or satisfaction in writing to the Agents and the Lenders:

                  (a) all of the issued and outstanding shares of Capital Stock of the Nextel License Subsidiary shall have been unconditionally transferred and assigned, free and clear of all

         Liens, to the Borrower or a License Subsidiary, and the Administrative Agent shall have received certificates evidencing all of the issued and outstanding shares of Capital Stock of the Nextel License Subsidiary which shall be pledged pursuant to the Borrower Security and Pledge Agreement, together with undated stock powers duly executed in blank;

                  (b) all consents and approvals necessary or required to be obtained from the FCC or any other governmental authority or Person in connection with such transfer and assignment of the Capital Stock of the Nextel License Subsidiary shall have been received and are in full force and effect;

                  (c) the Borrower shall represent and warrant to the Agents and each Lender that as of the time of such transfer and assignment, subject to Item 6.15 ("Schedule of Exceptions") of the Disclosure Schedule, the Nextel License Subsidiary shall hold, free and clear of all Liens and encumbrances, all of the Licenses necessary for the Borrower to construct, install and develop the Network, and to operate those portions of the Network for which development has been completed, in the markets listed on Schedule III;

                  (d) the Nextel License Subsidiary shall not be or have become liable or otherwise obligated in respect of any Indebtedness (including any Capitalized Lease Liability) other than Indebtedness which shall have been approved in writing by the Required Lenders;

                  (e) the Nextel License Subsidiary shall not have created, incurred, assumed, or entered into any agreement which by its terms creates, incurs or assumes any Lien upon any of its assets;

                  (f) no Event of Default shall have then occurred and be continuing; or if an Event of Default shall have occurred and be continuing, the Administrative Agent, on behalf of the Lenders, shall not have commenced to exercise the rights and remedies provided in the Borrower Security and Pledge Agreement in respect thereof; and

                  (g) all consents and approvals necessary or, in the opinion of the Administrative Agent, desirable to be obtained from any governmental authority or regulatory body of the State of Hawaii in order to perfect the security interest of the Administrative Agent in Collateral owned by NPCR shall have been received and shall be in full force and effect.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or any filing or recording of any instrument or document in respect of the foregoing, to secure payment of a debt or performance of an obligation or any other priority or preferential treatment of any kind or nature whatsoever that has the practical effect of creating a security interest in property.

         "Loan" means, as the context may require, a Revolving Loan or a Term Loan, of any type.

         "Loan Document" means this Agreement, the Notes, the Letters of Credit, each Rate Protection Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender relating to Hedging Obligations of the Borrower or any of its Subsidiaries, each Borrowing Request, each Issuance Request, the Fee Letter, the Term-C Loan Fee Letter, the Subsidiary Guaranty, each Mortgage (upon execution and delivery thereof), each Security Document, the Realco Agreement, the Management Agreement and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

         "Madison Dearborn" means Madison Dearborn Capital Partners II L.P. and any of its Affiliates.

         "Management Agreement" means the agreement executed and delivered by Authorized Officers of each of the Borrower and Realco on the Closing Date, substantially in the form of Exhibit M-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Master Site Lease Agreement" means the Master Site Lease Agreement, dated as of January 29, 1999, between NWIP and the Parent, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Material Adverse Effect" means (a) a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the legal ability or the legal right or power of the Borrower or any other Obligor to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to the Issuer, the Agents, the Lead Arranger or the Lenders under, this Agreement or any other Loan Document.

         "Material Obligor" means an Obligor that is either the Borrower, the Parent or a Material Subsidiary.

         "Material Subsidiary" means any direct or indirect Subsidiary of the Parent which, at the date of determination, together with its Subsidiaries, (i) contributed more than 5% of the consolidated revenues of the Parent and its Subsidiaries for the most recent Fiscal Year of the Parent or (ii) owned more than 5% of the consolidated assets of the Parent and its Subsidiaries as of the end of such Fiscal Year, all as set forth on the most recently available consolidated financial statements of the Parent for such Fiscal Year; provided, that any Subsidiary of the Parent which holds a License, including the License Subsidiary, shall at all times constitute a Material Subsidiary.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage" means, collectively, each Mortgage or Deed of Trust executed and delivered pursuant to the terms of this Agreement, including pursuant to clause (b) of Section 7.1.8, in form and substance reasonably satisfactory to the Agents.

         "Motorola" is defined in the second recital.

         "Motorola Contribution" means the Original Motorola Contribution and the Additional Motorola Contribution.

         "Net Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Subsidiaries in connection therewith, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by Section 7.2.3 on the property which is the subject of such Casualty Event and net of reasonable and customary fees and expenses (including reasonable attorneys fees and expenses) actually incurred in connection therewith and net of taxes and other governmental costs and expenses actually paid or estimated by the Borrower (in good faith) to be payable in cash in connection therewith.

         "Net Debt Proceeds" means, with respect to the incurrence, sale or issuance by the Borrower or any of its Subsidiaries of any Debt (other than Debt incurred as part of the Transaction, the Option Capitalization Transaction and other Debt permitted by Section 7.2.2), the excess of:

                  (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from such incurrence, sale or issuance,

over

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance.

         "Net Disposition Proceeds" means, with respect to any sale, transfer or other disposition of any assets of the Borrower or any of its Subsidiaries (other than transfers made as part of the Transaction, the Option Capitalization Transaction, a Georgia Option Territories Exchange and other sales permitted pursuant to clause (a) of Section 7.2.9), including any sale, transfer or other disposition of any Capital Stock of any such Subsidiary, the excess of

                  (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from any such sale, transfer or other disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower or such Subsidiary in respect thereof, less

                  (b) the sum (without duplication) of (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale, transfer or other disposition, (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrower (in good faith) to be payable in cash in connection with such sale, transfer or other disposition, (iii) payments made by the Borrower or any of its Subsidiaries to retire Indebtedness (other than the Loans) of the Borrower or any of its Subsidiaries that is secured by a first-priority Lien permitted by Section 7.2.3 on the property which is the subject of such sale, transfer or other disposition, (iv) in the case of any sale, transfer or other disposition of any Capital Stock of any Subsidiary of the Borrower, amounts payable to minority equity holders of such Subsidiary, if any, and (v) appropriate amounts provided or to be provided by the Borrower or any of its Subsidiaries as a reserve, in accordance with GAAP, with respect to any liabilities associated with such sale, transfer or other disposition;

provided, however, that if, (i) after the payment of all taxes with respect to such sale, transfer or other disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in cash in respect of such sale, transfer or other disposition or (ii) after providing reserves against liabilities associated with such sale, transfer or other disposition, the amount of estimated reserves, if any, provided pursuant to clause (b)(v) above exceeded the amount of reserves actually drawn in cash in respect of such sale, transfer or other disposition, the aggregate amount of all such excess shall be immediately payable, pursuant to clause (d) of Section 3.1.1, as Net Disposition Proceeds.

         "Net Equity Proceeds" means with respect to the sale or issuance by the Borrower or Parent to any Person of any of its Capital Stock or any warrants or options with respect to its Capital Stock or the exercise of any such warrants or options after the Closing Date (exclusive of any proceeds constituting Excluded Equity Proceeds), the excess of:

                  (a) the gross cash proceeds received by Parent, the Borrower and the Borrower's Subsidiaries from such sale, exercise or issuance,

over

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance.

         "Network" is defined in the second recital.

         "Network Build-out" is defined in the third recital.

         "Net Worth" means the consolidated net worth of the Borrower and its Subsidiaries.

         "Nextel" is defined in the second recital.

         "Nextel Contribution" means the Original Nextel Contribution and the Additional Nextel Contribution.

         "Nextel License Subsidiary" is defined in the second recital.

         "Nextel Operating Agreements" means, collectively, the Joint Venture Agreement, the Interim Management Agreement, the Analog Management Agreement, the Expansion Territories Management Agreement, the Trademark License Agreement, the Asset Transfer and Reimbursement Agreement, the Expansion Territory Asset Transfer and Reimbursement Agreement, the Transition Services Agreement, the Switch Sharing Agreement, the Roaming Agreement, the Master Site Lease Agreement, the Infrastructure Equipment Purchase Agreement, the Agreement in Support of Charter Obligations, the Subscriber Purchase and Distribution Agreement, the Agreement Specifying Obligations of, and Limiting Liability and Recourse to, Nextel and all other contracts, documents and agreements contemplated thereunder.

         "Nextel WIP Expansion Corp." means Nextel WIP Expansion Corp., a Delaware corporation and an indirect wholly-owned Subsidiary of Nextel.

         "Non-U.S. Lender" means any Lender (including each Assignee Lender) that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, or (iii) an estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

         "Non-U.S. Subsidiary" means a Subsidiary of the Borrower that is not a U.S. Subsidiary.

         "Note" means, as the context may require, a Revolving Note, a Term-B Note or a Term-C Note.

         "NPCR" means NPCR, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower.

         "NWIP" means Nextel WIP Corp., a Delaware corporation and an indirect, wholly-owned Subsidiary of Nextel.

         "NWIP Undertaking" means the undertaking agreement executed and delivered by an Authorized Officer of NWIP on the Closing Date, substantially in the form of Exhibit I hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Obligations" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement, any Rate Protection Agreement (but only if designated as an Obligation by the Borrower), the Notes, each Letter of Credit and each other Loan Document.

         "Obligor" means the Parent, the Borrower, the Nextel License Subsidiary, any License Subsidiary, Realco or any other Person (other than any Agent, the Lead Arranger, or any Lender) obligated under any Loan Document.

         "Option Capitalization Transaction" is defined in clause (d) of the sixth recital.

         "Option FCC Licenses" is defined in the fourth recital.

         "Option License Transfer" means each of the following events or conditions shall have been certified in writing by the Borrower to the Agents to have occurred or been satisfied, in each case pursuant to documentation reasonably satisfactory to the Agents, and the Borrower shall have certified such occurrence or satisfaction in writing to the Agents and the Lenders:

                  (a) all of the issued and outstanding shares of Capital Stock of Nextel WIP Expansion Corp. shall have been unconditionally transferred and assigned, free and clear of all Liens, to the Borrower or a License Subsidiary, and the Administrative Agent shall have received certificates evidencing all of the issued and outstanding shares of Capital Stock of Nextel WIP Expansion Corp. which shall be pledged pursuant to the Borrower Security and Pledge Agreement, together with undated stock powers duly executed in blank;

                  (b) all consents and approvals necessary or required to be obtained from the FCC or any other governmental authority or Person in connection with such transfer and assignment of the Capital Stock of Nextel WIP Expansion Corp. shall have been received and are in full force and effect;

                  (c) the Borrower shall represent and warrant to the Agents and each Lender that as of the time of such transfer and assignment, subject to Item 6.15 ("Schedule of Exceptions") of the Disclosure Schedule, Nextel WIP Expansion Corp. shall hold, free and clear of all Liens and encumbrances, all of the Option FCC Licenses necessary for the Borrower to construct, install and develop the Network, and to operate those portions of the Network for which development has been completed, in the markets listed on Schedule V;

                  (d) Nextel WIP Expansion Corp. shall not be or have become liable or otherwise obligated in respect of any Indebtedness (including any Capitalized Lease Liability) other than Indebtedness which shall have been approved in writing by the Required Lenders;

                  (e) Nextel WIP Expansion Corp. shall not have created, incurred, assumed, or entered into any agreement which by its terms creates, incurs or assumes any Lien upon any of its assets;

                  (f) no Event of Default shall have then occurred and be continuing; or if an Event of Default shall have occurred and be continuing, the Administrative Agent, on behalf of the Lenders, shall not have commenced to exercise the rights and remedies provided in the Borrower Security and Pledge Agreement in respect thereof; and

                  (g) all consents and approvals necessary or, in the opinion of the Administrative Agent, desirable to be obtained from any governmental authority or regulatory body of the State of Georgia in order to perfect the security interest of the Administrative Agent in Collateral owned by the Borrower shall have been received and shall be in full force and effect.

         "Option Territories" is defined in the fourth recital.

         "Organic Document" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements to which such Obligor is a party applicable to any of its authorized shares of Capital Stock.

         "Original Borrower Equity Contribution" means the cash and non-cash proceeds received by the Parent from the Original Nextel Contribution, the Original Motorola Contribution, the Original Investors Contribution and the Senior Discount Notes Issuance contributed by the Parent on the Closing Date as an equity contribution to the Borrower.

         "Original Investors" means the entities and individuals listed on
Schedule IV hereto.

         "Original Investors Contribution" means the initial cash equity contribution of the Original Investors of approximately $52,133,333 from the issuance of the Parent's Series A Preferred Stock to the Original Investors on the Closing Date, together with the irrevocable binding commitments from the Original Investors to make subsequent cash equity contributions to the Parent as set forth in the Subscription and Contribution Agreement.

         "Original Lenders" is defined in the third recital.

         "Original Motorola Contribution" means the credit received by the Parent in the aggregate amount of $18,400,000 which may be used, dollar-for-dollar, against the future purchase price of Motorola's infrastructure equipment to be used in connection with the Network

Build-out from the issuance to Motorola on the Closing Date of the Parent's Series A Preferred Stock having an implied value of approximately $18,400,000.

         "Original Nextel Contribution" means the equity contribution of Nextel having an aggregate implied value of approximately $131,000,000 from the issuance of the Parent's Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock to NWIP on the Closing Date in exchange for (i) the contribution by NWIP to the Nextel License Subsidiary of the Licenses listed on
Schedule III, (ii) the commitment and obligation of Nextel and NWIP to effect the License Transfer and (iii) the execution and delivery by NWIP of certain agreements relating to the operation of the Network.

         "Parent" is defined in the first recital.

         "Parent Guaranty and Pledge Agreement" means the Guaranty and Pledge Agreement executed and delivered by an Authorized Officer of the Parent on the Closing Date, substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Participant" is defined in Section 10.11.2.

         "Patent Security Agreement" means any Patent Security Agreement executed and delivered by an Obligor in substantially the form of Exhibit A to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, has or within the prior six years has had any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Percentage" means, relative to any Lender, the applicable percentage relating to Term-B Loans, Term-C Loans or Revolving Loans, as the case may be, as set forth opposite its name on Schedule II hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11. A Lender shall not have any Commitment to make Revolving Loans, Term-B Loans or Term-C Loans (as the case may be) if its percentage under the respective column heading is zero.

         "Perfection Certificate" means the Perfection Certificate executed and delivered by an Authorized Officer of the Borrower or a Subsidiary of the Borrower pursuant to the relevant Security Agreement, substantially in the form of Exhibit E to the relevant Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Permitted Joint Venture" means any joint venture entered into by the Parent or any of its Subsidiaries with a third party (a) for the purpose of financing the acquisition or lease of telecommunications towers for use in the markets listed on Schedule III, Schedule V, other markets acquired in connection with a Georgia Option Territories Exchange or the other markets that the Borrower has the option to include in the "Territory" (pursuant to and as defined in the Joint Venture Agreement); provided, that the aggregate fair market value of all assets contributed by the Parent or any of its Subsidiaries to any joint venture pursuant to this clause (a) shall not exceed $15,000,000 (as determined in good faith by the board of directors of the Parent) or (b) in which that the Parent or any of its Subsidiaries (i) is responsible for the managerial control of such joint venture, (ii) owns at least 40% of the outstanding Capital Stock of such joint venture and (iii) such joint venture, together with all other Permitted Joint Ventures described in this clause (b), does not cover or service more than 10% of the POPs (computed by including only a percentage of the total POPs equal to the Parent's percentage ownership in that joint venture) covered by the Parent at the date of determination (as determined in good faith by the board of directors of the Parent).

         "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Plan" means any Pension Plan or Welfare Plan.

         "POPs" means population equivalents as estimated by the Parent as of 1998 by extrapolation from the 1990 U.S. Census and other publicly available information.

         "Preferred Stock" means, collectively, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.

         "Preferred Stock Issuance" means any issuance of Preferred Stock of the Parent in connection with the Nextel Contribution, the Motorola Contribution or the Investors Contribution.

         "Pro Forma Balance Sheet" is defined in Section 5.1.12.

         "Quarterly Payment Date" means the last day of each of January, April, July and October, or, if any such day is not a Business Day, the next succeeding Business Day, commencing with April 30, 1999.

         "Rate Protection Agreement" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower pursuant to the terms of this Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

         "Realco" means Nextel WIP Lease Corp., a Delaware corporation and a wholly-owned Subsidiary of the Borrower, that (i) has no obligations or liabilities other than as permitted by the Realco Agreement and (ii) has pledged all of its outstanding Capital Stock to the Administrative Agent for the benefit of the Lenders in accordance with the terms of the Borrower Security and Pledge Agreement.

         "Realco Agreement" means the agreement executed and delivered by Authorized Officers of each of the Borrower and Realco on the Closing Date, substantially in the form of Exhibit M-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Register" is defined in clause (b) of Section 2.7.

         "Reimbursement Obligation" is defined in Section 2.6.3.

         "Related Fund" means, with respect to any Lender which is a fund that invests in loans, any other fund that invests in loans and is controlled by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Release" means a "release", as such term is defined in CERCLA.

         "Replacement Lender" is defined in Section 4.11.

         "Replacement Notice" is defined in Section 4.11.

         "Required Balance" means an amount equal to the lesser of (a) $275,000,000 (as such amount may be increased through additional Term Loan Commitments and/or Revolving Loan Commitments pursuant to Section 2.1.3) and (b) the aggregate outstanding principal amount of all Loans (other than Term-C Loans) and Letter of Credit Outstandings.

         "Required Lenders" means, at any time, (i) prior to the date of the making of the Term-C Loans hereunder, Lenders having at least 51% of the sum of the Revolving Loan Commitments, the Term-C Loan Commitments and the outstanding principal amount of the Term-B Loans hereunder; and (ii) on and after the date of the making of the Term-C Loans hereunder, Lenders holding at least 51% of the Total Exposure Amount.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

         "Restated Certification of Incorporation" means the restated Certificate of Incorporation of the Parent, as filed with the Secretary of State of Delaware on January 28, 1999.

         "Restatement Effective Date" means the date when all of the conditions set forth in Section 5.1 shall have been satisfied.

         "Restatement Effective Date Certificate" means a certificate of an Authorized Officer of the Borrower substantially in the form of Exhibit D hereto, delivered pursuant to Section 5.1.5.

         "Restricted Payments" is defined in Section 7.2.6.

         "Restricted Stock Purchase Agreement" means the Restricted Stock Purchase Agreement, dated as of November 20, 1998, as amended by Amendment No. 1 thereto, dated January 29, 1999, between the Parent and the purchasers named therein, as amended, supplemented, amended and restated and otherwise modified from time to time in accordance with Section 7.2.10.

         "Revolving Loan" is defined in Section 2.1.2.

         "Revolving Loan Commitment" is defined in Section 2.1.2.

         "Revolving Loan Commitment Amount" means, on any date, $100,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Revolving Loan Commitment Termination Date" means the earliest of (i) the eighth anniversary of the Closing Date, (ii) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to
Section 2.2, and (iii) the date on which any Commitment Termination Event occurs.

         "Revolving Note" means a promissory note of the Borrower payable to any Lender, substantially in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Roaming Agreement" means the Roaming Agreement, dated as of January 29, 1999, by and between the Borrower and NWIP, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with
Section 7.2.10.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

         "Security Agreement" means, as the context may require, the Borrower Security and Pledge Agreement or the Subsidiary Security and Pledge Agreement.

         "Security Documents" means, collectively, the Parent Guaranty and Pledge Agreement, each Security Agreement, each Copyright Security Agreement, each Patent Security Agreement, each Trademark Security Agreement, each Mortgage, the Cash Collateral Agreement, the Assignment Agreement (including each Consent to Assignment executed and delivered by the parties to the Nextel Operating Agreements) and each other security agreement or other instrument or document executed and delivered pursuant to Sections 7.1.7 and 7.1.8 to secure the Obligations, or any portion thereof, of any Obligor.

         "Senior Debt" means all Indebtedness of the Parent and its Subsidiaries on a consolidated basis, other than any Indebtedness in respect of the Senior Notes.

         "Senior Discount Notes" means the 14% senior unsecured discount notes due 2009 of the Parent, issued pursuant to the Senior Notes Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.10.

         "Senior Discount Notes Issuance" means the issuance of the Senior Discount Notes pursuant to the Senior Notes Indenture on the Closing Date in exchange for gross cash proceeds of $406,400,000.

         "Senior Notes" means the Senior Discount Notes and any additional pay-in-kind notes subsequently issued from time to time under the Senior Notes Indenture.

         "Senior Notes Documents" means the Senior Notes Indenture and each of the other documents and agreements relating to the issuance by the Parent of the Senior Notes, in each case as in effect on the date hereof and as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Senior Notes Indenture" means the Indenture entered into by and between the Parent and The Bank of New York, as trustee thereunder, as in effect on the date hereof and as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Series A Preferred Stock" means the shares of Series A Convertible Preferred Stock, par value $0.001 per share, of the Parent having those rights and preferences set forth in the Restated Certificate of Incorporation for Series A Preferred Stock issued to the investors identified in Schedule A to the Subscription and Contribution Agreement on the Closing Date and Schedule A to the Expansion Subscription and Contribution Agreement on the Restatement Effective Date

         "Series B Preferred Stock" means the shares of Series B Preferred Stock, par value $0.001 per share, of the Parent having those rights and preferences set forth in the Restated Certificate of Incorporation for Series B Preferred Stock issued to NWIP on the Closing Date.

         "Series C Preferred Stock" means the shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Parent having those rights and preferences set forth in the Restated

Certificate of Incorporation for Series C Preferred Stock issued to NWIP on the Closing Date and on the Restatement Effective Date.

         "Series D Preferred Stock" means the shares of Series D Convertible Preferred Stock, par value $0.001 per share, of the Parent having those rights and preferences set forth in the Restated Certificate of Incorporation for Series D Preferred Stock issued to NWIP on the Closing Date.

         "Shareholders' Agreement" means the Shareholders' Agreement, dated as of January 29, 1999, among the Parent, NWIP, DLJ Merchant Banking Partners II, L.P., Eagle River Investments, LLC, Motorola, and certain other investors listed on the signature pages thereof, as amended, supplemented, amended and restated and otherwise modified from time to time in accordance with Section 7.2.10.

         "SMR" is defined in the second recital.

         "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and
(d) such Person is not engaged in business or a transaction, and such person is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

         "Stated Amount" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

         "Stated Expiry Date" is defined in Section 2.6.

         "Stated Maturity Date" means (i) in the case of any Revolving Loan, the eighth anniversary of the Closing Date, (ii) in the case of any Term-B Loan, the ninth anniversary of the Closing Date, and (iii) in the case of any Term-C Loan, July 29, 2008 or, in the case of any such day that is not a Business Day, the first Business Day following such day.

         "Subscriber Purchase and Distribution Agreement" means the Subscriber Purchase and Distribution Agreement, dated as of January 29, 1999, between Motorola and the Borrower, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Subscriber Units" means, as at any date, the aggregate number of digital subscriber units of the Borrower and its Subsidiaries in service to paying customers, determined as at such date in a manner consistent with the methodology used in reporting the number of such units on the reports filed by the Borrower with the Securities and Exchange Commission (or, prior to the time that the Borrower files such reports, the methodology used by Nextel in such reports), multiplied by a fraction, the numerator of which is the aggregate amount of accounts receivable of the Borrower and its Subsidiaries arising from such subscribers net of the aggregate amount of such accounts receivable that are more than 90 days past due, and the denominator of which is such aggregate amount of accounts receivable.

         "Subscription and Contribution Agreement" means the Subscription and Contribution Agreement, dated as of January 29, 1999, among the Parent and the other investors parties thereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

         "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Capital Stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time Capital Stock (or other ownership interests) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "Subsidiary Guarantor" means, on the Closing Date, each U.S. Subsidiary of the Borrower, and thereafter, each U.S. Subsidiary of the Borrower that is required, pursuant to clause (a) of Section 7.1.7, to execute and deliver a supplement to the Subsidiary Guaranty.

         "Subsidiary Guaranty" means the Guaranty executed and delivered by an Authorized Officer of each Subsidiary Guarantor on the Closing Date, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Subsidiary Security and Pledge Agreement" means the Security and Pledge Agreement executed and delivered by an Authorized Officer of certain U.S. Subsidiaries of the Borrower on the Closing Date, substantially in the form of Exhibit F-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Switch Sharing Agreement" means the Switch Sharing Agreement, dated as of January 29, 1999, by and between the Borrower and NWIP, as amended, supplemented, amended and restated and otherwise modified from time to time in accordance with Section 7.2.10.

         "Syndication Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Syndication Agent by the predecessor Syndication Agent and the Borrower.

         "Taxes" is defined in Section 4.6.

         "Term Loan" means a Term-B Loan or a Term-C Loan.

         "Term Loan Commitment" means a Term-C Loan Commitment or a commitment to make term loans pursuant to Section 2.1.3.

         "Term Note" means a Term-B Note or a Term-C Note.

         "Term-B Loans" is defined in clause (a) of the third recital.

         "Term-B Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term-C Loan" is defined in clause (b) of Section 2.1.1.

         "Term-C Loan Commitment" is defined in clause (b) of Section 2.1.1.

         "Term-C Loan Commitment Amount" means $150,000,000.

         "Term-C Loan Commitment Letter" means the commitment letter, dated August 3, 1999, among the Borrower, DLJ, BOM and Barclays Bank PLC, including all annexes and exhibits thereto.

         "Term-C Loan Commitment Termination Date" means the earliest of (i) September 9, 1999 (if the Term-C Loans have not been made on or prior to such date), (ii) the Restatement Effective Date (immediately after the making of the Term-C Loans on such date), and (iii) the date on which any Commitment Termination Event occurs.

         "Term-C Loan Fee Letter" means the confidential fee letter, dated August 3, 1999, among the Borrower, DLJ, BOM and Barclays Bank PLC.

         "Term-C Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Total Capital" means, with respect to the Parent and its Subsidiaries, at any date, (a) the sum, without duplication, of (i) Debt outstanding on such date plus (ii) Contributed Equity (less the portion of Contributed Equity resulting from the proceeds of the Senior Discount Notes

Issuance contributed to the Borrower in connection with the Original Borrower Equity Contribution) on such date plus (iii) Committed Equity of each Person having an irrevocable binding commitment to purchase Preferred Stock of the Parent (but only to the extent there is no default in respect of such Person's commitment, which default has occurred and is continuing for a period of more than 30 days) on such date less (b) the difference, which shall not be less than zero, of (x) the agreed value of all Licenses contributed by the Parent or any of its Subsidiaries in connection with Investments in Permitted Joint Ventures and (y) any return of capital in cash or any Licenses (at a value reasonably determined by the Agents) from such Permitted Joint Venture.

         "Total Debt" means, at any time, all Debt of the Parent and its Subsidiaries as determined on a consolidated basis.

         "Total Exposure Amount" means, on any date of determination, the then outstanding principal amount of all Term Loans and the then effective Revolving Loan Commitment Amount or, in the event that the Revolving Loan Commitment is terminated, the outstanding principal amount of all Revolving Loans and Letter of Credit Outstandings.

         "Trademark License Agreement" means the Trademark License Agreement, dated as of January 29, 1999, between the Borrower and NWIP, as amended, supplemented, amended and restated and otherwise modified from time to time in accordance with Section 7.2.10.

         "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by an Obligor in substantially the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Tranche" means, as the context may require, the Loans constituting Term-B Loans, Term-C Loans or Revolving Loans.

         "Transaction" means, collectively, the Original Nextel Contribution, the Original Motorola Contribution, the Original Investors Contribution, the Senior Discount Notes Issuance and the Original Borrower Equity Contribution and all transactions related thereto which occurred contemporaneously with the making of the initial Credit Extensions under the Credit Agreement on the Closing Date.

         "Transaction Documents" means each of Nextel Operating Agreements, the Subscription and Contribution Agreement, the Expansion Subscription and Contribution Agreement, the Restricted Stock Purchase Agreement, the Shareholders' Agreement, the Restated Certificate of Incorporation and all other material agreements, documents, instruments, certificates, filings, consents, approvals, board of directors resolutions and opinions furnished to or in connection with the Nextel Contribution, the Motorola Contribution, the Investors Contribution, the Senior Discount Note Issuance and the Borrower Equity Contribution and the transactions contemplated thereby and hereby, each as amended, supplemented, amended and restated or otherwise modified from time to time as permitted in accordance with the terms hereof or any other Loan Document.

         "Transition Services Agreement" means the Transition Services Agreement, dated as of January 29, 1999, between the Parent, the Borrower and NWIP, as amended, supplemented amended and restated and otherwise modified from time to time in accordance with Section 7.2.10.

         "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

         "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

         "U.S. Subsidiary" means any Subsidiary of the Borrower that is incorporated or organized in or under the laws of the United States or any state thereof.

         "Waiver" means any agreement in favor of the Administrative Agent for the benefit of the Lenders and each Issuer in form and substance reasonably satisfactory to the Administrative Agent.

         "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA and to which the Borrower has any liability.

         "wholly-owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the Capital Stock (including all rights and options to purchase such Capital Stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by such Person and/or one or more wholly-owned Subsidiaries of such Person.

         SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Issuance Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made in accordance with generally accepted accounting principles ("GAAP") as in effect as of December 31, 1997, but all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with GAAP as in effect from time to time.


                                   ARTICLE II

                       COMMITMENTS, BORROWING PROCEDURES,
                           NOTES AND LETTERS OF CREDIT

         SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Sections 2.1.5, 2.1.6 and Article V),

                  (a) each Lender severally agrees to the continuation of the Term-B Loans and to make Loans pursuant to the Commitments as described in this Section 2.1; and

                  (b) the Issuer agrees that it will issue Letters of Credit pursuant to Section 2.1.4, and each other Lender that has a Revolving Loan Commitment severally agrees that it will purchase participation interests in such Letters of Credit pursuant to Section 2.6.1.

         SECTION 2.1.1.  Term-B Loans; Term-C Loan Commitments.

                  (a) Each of the parties hereto acknowledges and agrees that the Term-B Loans shall continue as Term Loans for all purposes under this Agreement and the other Loan Documents. No amounts paid or prepaid with respect to Term-B Loans may be reborrowed.

                  (b) In addition, subject to compliance by the Borrower with the terms of Sections 2.1.5, 5.1 and 5.2, on (but solely on) the Restatement Effective Date (which shall be a Business Day), each Lender that has a Percentage in excess of zero of the Term-C Loan Commitment will make loans (relative to such Lender, its "Term-C Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term-C Loans requested by the Borrower to be made on the Restatement Effective Date (with the commitment of each such Lender described in this clause (b) herein referred to as its "Term-C Loan Commitment"). No amounts repaid or prepaid with respect to Term-C Loans may be reborrowed.

         SECTION 2.1.2. Revolving Loan Commitment. Subject to compliance by the Borrower with the terms of Sections 2.1.5, 5.1 and 5.2, from time to time on any Business Day occurring concurrently with (or after) the Closing Date but prior to the Revolving Loan Commitment

Termination Date, each Lender that has a Percentage of the Revolving Loan Commitment in excess of zero will make loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Revolving Loans requested by the Borrower to be made on such day. The Borrower may from time to time borrow, prepay and reborrow Revolving Loans. The Commitment of each Lender described in this Section 2.1.2 is herein referred to as its "Revolving Loan Commitment".

         SECTION 2.1.3. Additional Commitments. At any time that no Default has occurred and is continuing, the Borrower may notify the Agents that the Borrower is requesting that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other financial institutions not then a party to this Agreement that are satisfactory to the Agents and the Issuer provide up to an aggregate amount of $50,000,000 in additional Term Loan Commitments and/or Revolving Loan Commitments. Upon receipt of such notice, and with the consent of the Required Lenders, the Syndication Agent shall use its best commercially reasonable efforts to arrange for the Lenders or other financial institutions to provide such additional Term Loan Commitments and/or Revolving Loan Commitments; provided that the Syndication Agent will first offer (a) each of the Lenders that then has a Percentage of the Term Loan Commitment a pro rata portion of any such additional Term Loan Commitment and (b) each of the Lenders that then has a Percentage of the Revolving Loan Commitment a pro rata portion of any such additional Revolving Loan Commitment. Alternatively, any Lender may commit to provide the full amount of the requested additional Term Loan Commitment and/or Revolving Loan Commitment and then offer portions of such additional Term Loan Commitment and/or Revolving Loan Commitment to the other Lenders or other financial institutions, subject to the proviso to the immediately preceding sentence. Nothing contained in this Section 2.1.3 or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such additional Term Loan Commitments and/or Revolving Loan Commitments. If and to the extent that any Lenders and/or other financial institutions agree, in their sole discretion, to provide any such additional Term Loan Commitments and/or Revolving Loan Commitments, (i) the Term Loan Commitment Amount shall be increased by the amount of the additional Term Loan Commitment agreed to be so provided, (ii) the Revolving Loan Commitment Amount shall be increased by the amount of the additional Revolving Loan Commitments agreed to be so provided,
(iii) the Percentages of the respective Lenders in respect of the Term Loan Commitment and/or the Revolving Loan Commitment shall be proportionally adjusted, (iv) at such time and in such manner as the Borrower and the Syndication Agent shall agree (it being understood that the Borrower and the Agents will use their best commercially reasonable efforts to avoid the prepayment or assignment of any LIBO Rate Loan on a day other than the last day of the Interest Period applicable thereto), the Lenders shall assign and assume outstanding Term Loans and/or Revolving Loans and participations in outstanding Letters of Credit, as the case may be, so as to cause the amounts of such Term Loans, Revolving Loans and participations in Letters of Credit held by each Lender to conform to the respective Percentages of the Term Loan Commitment and/or the Revolving Loan Commitment of the Lenders and (v) the Borrower shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Agents may reasonably request. In no event shall any Commitment Amount or the Percentage of any Lender be increased without the written consent of such Lender, and no term or condition (including as to pricing, covenants and events of default) applicable to such additional Indebtedness shall be more favorable in any material respect to the Lenders providing such additional Indebtedness than the terms and conditions hereunder. The Syndication Agent agrees to negotiate with the Borrower commercially reasonable fees and expenses for the syndication of any such additional Indebtedness, and in the event the Syndication Agent fails to do so, the Syndication Agent may be replaced, solely in respect of such additional Indebtedness, by an instrument in writing delivered to the Syndication Agent and signed by the Borrower.

         SECTION 2.1.4. Letter of Credit Commitment. Subject to compliance by the Borrower with the terms of Sections 2.1.6, 5.1 and 5.2, from time to time on any Business Day occurring concurrently with (or after) the Closing Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will (i) issue one or more standby or commercial letters of credit (each referred to as a "Letter of Credit") for the account of the Borrower in the Stated Amount requested by the Borrower on such day, or (ii) extend the Stated Expiry Date of an existing standby or commercial Letter of Credit previously issued hereunder to a date not later than the earlier of (x) one Business Day prior to the eighth anniversary of the Closing Date and (y) one year from the date of such extension, subject to the proviso in the penultimate sentence of Section 2.6.

         SECTION 2.1.5. Lenders Not Permitted or Required to Make Loans. No Lender shall be permitted or required to, and the Borrower shall not request any Lender to, make

                  (a) any Term-C Loan if, after giving effect thereto, the aggregate original principal amount of all Term-C Loans of such Lender would exceed such Lender's Percentage of the Term-C Loan Commitment Amount; or

                  (b) any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans of such Lender, together with such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the Revolving Loan Commitment Amount.

         SECTION 2.1.6. Issuer Not Required to Issue Letters of Credit. No Issuer shall be required to issue any Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans then outstanding would exceed the Revolving Loan Commitment Amount.

         SECTION 2.2. Reduction of Commitment Amounts. The Commitment Amounts are subject to reduction from time to time pursuant to this Section 2.2.

         SECTION 2.2.1. Optional. The Borrower may, from time to time on any Business Day occurring after the date of the initial Credit Extension hereunder, voluntarily reduce the

Revolving Loan Commitment Amount; provided, however, that all such reductions shall require at least one Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of the Revolving Loan Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $500,000. Any such reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Letter of Credit Commitment Amount, to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Issuer.

         SECTION 2.2.2.  Mandatory.

                  (a) Commencing on the fifth anniversary of the Closing Date and on each successive Quarterly Payment Date thereafter, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently reduce in the amounts set forth below opposite each such date:

                                                                     Scheduled Reduction of
                                                                     ----------------------
                             Date                                  Revolving Loan Commitment
                             ----                                  -------------------------
                            1/31/04                                          $ 5,000,000
                            4/30/04                                          $ 5,000,000
                            7/31/04                                          $ 5,000,000
                            1/31/05                                          $ 5,000,000
                            4/30/05                                          $ 5,000,000
                            7/31/05                                          $ 5,000,000
                           10/31/05                                          $10,000,000
                            1/31/06                                          $10,000,000
                            4/30/06                                          $15,000,000
                            7/31/06                                          $15,000,000
                           10/31/06                                          $10,000,000
                            1/31/07                                          $10,000,000
                     Eighth Anniversary of                                   $10,000,000
                       the Closing Date

                  (b) Following the prepayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date the Term Loans would otherwise have been required to be prepaid on account of any Net Disposition Proceeds, Excess Cash Flow, Net Equity Proceeds or Net Casualty Proceeds, in an amount equal to the amount by which the Term Loans would otherwise have been required to be prepaid if Term Loans had been outstanding; provided, that, at no time shall the Revolving Loan Commitment Amount be reduced to less than $25,000,000.

         SECTION 2.3. Borrowing Procedure and Funding Maintenance. By delivering a Borrowing Request to the Administrative Agent on or before 11:00 a.m., Chicago, Illinois time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice (in the case of Base Rate Loans) or three Business Days' notice (in the case of LIBO Rate Loans) nor more than five Business Days' notice (in the case of any Loans), that a Borrowing be made in an aggregate amount of $5,000,000 or any larger integral multiple of $500,000 or in the unused amount of the applicable Commitment. No Borrowing Request shall be required, and the minimum aggregate amounts specified under this Section 2.3 shall not apply, in the case of Revolving Loans deemed made under Section 2.6.2 in respect of unreimbursed Disbursements. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 12:00 noon, Chicago, Illinois time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall promptly and in any event prior to 2:00 p.m., Chicago, Illinois time, make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/ Conversion Notice to the Administrative Agent on or before 11:00 a.m., Chicago, Illinois time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day's notice (in the case of a conversion of LIBO Rate Loans to Base Rate Loans) or three Business Days' notice (in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans into LIBO Rate Loans) nor more than five Business Days' notice (in the case of any Loans) that all, or any portion in a minimum amount of $5,000,000 and an integral multiple of $500,000 of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/ Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that
(x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (y) notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Loans may be converted to or continued as a LIBO Rate Loan and (ii) unless repaid, each LIBO Rate Loan shall be converted to a Base Rate Loan at the end of the Interest Period applicable thereto.

         SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such

LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

         SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 11:00 a.m., Chicago, Illinois time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such shorter or longer notice as may be acceptable to the Issuer), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice (unless a shorter or longer notice period is acceptable to the Issuer) prior to the then existing Stated Expiry Date of a Letter of Credit, in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit on behalf of the Borrower (whether issued for the account of or on behalf of the Borrower or any of its Subsidiaries) in such form as may be requested by the Borrower and approved by the Issuer, for the purposes described in clause (c) of Section 7.1.9. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement paid under a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary of the Borrower). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Issuer and each Lender thereof. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date or (ii) one year from the date of its issuance; provided, that notwithstanding the terms of clause (ii) above, a Letter of Credit may, if required by the beneficiary thereof, contain "evergreen" provisions pursuant to which the Stated Expiry Date shall be automatically extended (in each case, to the date no later than the earlier to occur of (x) the Revolving Loan Commitment Termination Date or (y) one year from the date of such automatic extension), unless notice to the contrary shall have been given to the beneficiary by the Issuer or the account party more than a specified period prior to the then existing Stated Expiry Date. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

         SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased from the Issuer, to the extent of its Percentage in respect of Revolving Loans, and the Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto), and such Lender shall, to the extent of its

Percentage in respect of Revolving Loans, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with
Section 2.6.3. In addition, such Lender shall, to the extent of its Percentage in respect of Revolving Loans, be entitled to promptly receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to Section 2.6.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

         SECTION 2.6.2. Disbursements; Conversion to Revolving Loans. The Issuer will notify the Borrower and the Administrative Agent promptly (but in any event on the same Business Day) of the presentment for payment of any drawing under any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m., Chicago, Illinois time, on the Business Day following the Disbursement Date (the "Disbursement Due Date"), the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans (made as Base Rate Loans) pursuant to Section
3.2.2 for the period from the Disbursement Due Date through but excluding the date of such reimbursement; provided, however, that unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Borrowing of Revolving Loans constituting Base Rate Loans and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a Revolving Loan Commitment (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Borrowing. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Borrower that on the date of the making of such Revolving Loans all of the statements set forth in Section 5.2.1 are true and correct.

         SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement Obligation") of the Borrower under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon) not converted into a Base Rate Loan pursuant to Section 2.6.2, and, upon the Borrower failing or electing not to reimburse the Issuer and the giving of notice thereof by the Administrative Agent to the Lenders, each Lender's (to the extent it has a Revolving Loan Commitment) obligation under Section 2.6.1 to reimburse the Issuer or fund its Percentage of any Disbursement converted into a Base Rate Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (unless the Issuer has committed gross negligence or willful misconduct in determining whether or not such Disbursement was in substantial compliance with the terms of the Letter of Credit) (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

         SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the continuation of any Event of Default of the type described in clauses (a) through (d) of Section 8.1.9 with respect to any Obligor (other than any Subsidiary that is not a Material Subsidiary) or, with notice from the Administrative Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

                  (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

                  (b) the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time as the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

         SECTION 2.6.5. Nature of Reimbursement Obligations. The Borrower and, to the extent set forth in Section 2.6.1, each Lender with a Revolving Loan Commitment, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any

Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, or (v) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender with a Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower, each Obligor and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower, any Obligor or any such Lender, as the case may be.

         SECTION 2.7.  Register; Notes.

                  (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to clause (b)(ii) below, execution and delivery of a Note evidencing the Loans made by such Lender to the Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be prima facie evidence of the matters noted; provided, however, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

                  (b)(i) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this clause
         (b), to maintain a register (the "Register") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section
         10.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's obligation in respect of such Loans. The entries in the Register shall be prima facie evidence of the matters noted, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and as provided in clause (ii) the Note evidencing such Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the Assignor thereof. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section 2.7.

                  (ii) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender, as applicable, a Note evidencing the Loans made by such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be prima facie evidence of the matters noted; provided, however, that the failure of any Lender to make any such notations, or any error in any such notation, shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor. The Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.11.1) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. Subject to the provisions of Section 10.11.1, a Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation,


                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1.  Repayments and Prepayments; Application.

         SECTION 3.1.1. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

                  (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loan; provided, however, that

                           (i) any such prepayment of the Term-B Loans or Term-C
                  Loans shall be made pro rata among Term-B Loans and Term-C Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term-B Loans or Term-C Loans, and any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

                           (ii) the Borrower shall comply with Section 4.4 in
                  the event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

                           (iii) all such voluntary prepayments shall require at
                  least one Business Day's notice in the case of Base Rate Loans, three Business Days' notice in the case of LIBO Rate Loans, but no more than five Business Days' notice in the case of any Loans, in each case in writing to the Administrative Agent;

                           (iv) all such voluntary partial prepayments shall be
                  in an aggregate amount of $5,000,000 or any larger integral multiple of $500,000 or in the aggregate principal amount of all Loans of the applicable Tranche and type then outstanding; and

                           (v) any voluntary prepayment of Term-B Loans, or
                  mandatory prepayment of Term-B Loans on account of Net Debt Proceeds pursuant to clause (c) of this Section 3.1.1, made on or prior to the third anniversary of the Closing Date shall be subject to the payment of a premium, as set forth below:

                                    (A) 3.0% of the principal amount of Term-B
                           Loans prepaid pursuant to clause (a) or (c) of this
                           Section 3.1.1 on or prior to the first anniversary of the Closing Date;

                                    (B) 2.0% of the principal amount of Term-B
                           Loans prepaid pursuant to clause (a) or (c) of this
                           Section 3.1.1 subsequent to the first anniversary and prior to or on the second anniversary of the Closing Date; and

                                    (C) 1.0% of the principal amount of Term-B
                           Loans prepaid pursuant to clause (a) or (c) of this
                           Section 3.1.1 subsequent to the second anniversary and prior or on the third anniversary of the Closing Date;

                  (b) shall, no later than five Business Days following the delivery by the Borrower of its annual audited financial reports required pursuant to clause (b) of Section 7.1.1 (commencing with the financial reports delivered in respect of the 2002 Fiscal Year), deliver to the Administrative Agent a calculation of the Excess Cash Flow for the Fiscal

         Year last ended and, no later than five Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 50% of the Excess Cash Flow (if any) for such Fiscal Year, to be applied as set forth in Section 3.1.2;

                  (c) shall, not later than five Business Days following the receipt of any Net Debt Proceeds by the Borrower or any of its Subsidiaries, deliver to the Administrative Agent a calculation of the amount of such Net Debt Proceeds and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Debt Proceeds, to be applied as set forth in Section 3.1.2; provided that any mandatory prepayment on account of Net Debt Proceeds made on or prior to the third anniversary of the Closing Date shall be subject to the payment of a premium as set forth in clause (a)(v) of this Section 3.1.1;

                  (d) shall, not later than 30 days following the receipt of any Net Disposition Proceeds by the Borrower or any of its Subsidiaries, deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds, and, to the extent the amount of such Net Disposition Proceeds with respect to any single transaction or series of related transactions exceeds $1,000,000, make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds, to be applied as set forth in Section 3.1.2; provided that no mandatory prepayment on account of such Net Disposition Proceeds shall be required under this clause if the Borrower informs the Agents no later than 30 days following the receipt of any such Net Disposition Proceeds of its or its Subsidiary's good faith intention to apply such Net Disposition Proceeds to make Capital Expenditures or to acquire Capital Stock of an entity that is or becomes a Subsidiary Guarantor or other long term assets that are used or useful in the same or similar lines of business or businesses reasonably related thereto of the Borrower on the Closing Date within 360 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds unused after such 360 day period being applied to the Loans as set forth in Section 3.1.2;

                  (e) shall, concurrently with the receipt of any Net Equity Proceeds by the Borrower or any of its Subsidiaries at any time after the fifth anniversary of the Closing Date, deliver to the Administrative Agent a calculation of the amount of such Net Equity Proceeds, and no later than five Business Days following the delivery of such calculation, and, to the extent that the amount of such Net Equity Proceeds exceeds $5,000,000, make a mandatory prepayment of the Term Loans in an amount equal to 50% of such Net Equity Proceeds to be applied as set forth in Section 3.1.2;

                  (f) shall, within 60 days following the receipt by the Borrower or any of its Subsidiaries of any Net Casualty Proceeds in excess of $1,000,000 (individually or in the aggregate over the course of a Fiscal Year), make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Casualty Proceeds, to be applied as set forth in Section 3.1.2; provided that no mandatory prepayment on account of Net

         Casualty Proceeds shall be required under this clause if the Borrower informs the Agents no later than 60 days following the occurrence of the Casualty Event resulting in such Net Casualty Proceeds of its or its Subsidiary's good faith intention to apply such Net Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property or to make Capital Expenditures or to acquire Capital Stock of an entity that is or becomes a Subsidiary Guarantor or other long term assets that are used or useful in the same or similar lines of business or businesses reasonably related thereto of the Borrower on the Closing Date and in fact uses such Net Casualty Proceeds to rebuild or replace the damaged, destroyed or condemned assets or property within 360 days following the receipt of such Net Casualty Proceeds, with the amount of such Net Casualty Proceeds unused after such 360 day period being applied to the Loans pursuant to
         Section 3.1.2;

                  (g) shall, on each date when any reduction in the Revolving Loan Commitment Amount shall become effective, including pursuant to
         Section 3.1.2, make a mandatory prepayment of Revolving Loans and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings in an aggregate amount equal to the excess, if any, of the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and (ii) the aggregate amount of all Letter of Credit Outstandings over the Revolving Loan Commitment Amount as so reduced;

                  (h) shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of Term-B Loans in an aggregate amount equal to the amount set forth opposite such Stated Maturity Date or period, as applicable (as such amounts may have otherwise been increased or reduced pursuant to this Agreement):



                                                    Scheduled
                                                    Principal
                          Period                    Repayment
                          ------                    ---------
                2/1/03 - 1/31/07                    $   437,500
                2/1/07 - 7/31/07                    $17,500,000

                8/1/07 to the Ninth
                Anniversary of the
                Closing Date                        $66,500,000


                  (i) shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of Term-C Loans in an aggregate amount equal to the amount set forth opposite such Stated Maturity Date or period, as applicable (as such amounts may have otherwise been increased or reduced pursuant to this Agreement):



                                                    Scheduled
                                                    Principal
                        Period                      Repayment
                        ------                      ---------
              10/1/03 - 7/31/07                  $   375,000

              8/1/07 to the Stated
              Maturity Date for
              Term-C Loans                       $36,000,000


                  (j) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to Section 8.2 or
         Section 8.3, repay all outstanding Loans and other Obligations, unless, pursuant to Section 8.3, only a portion of all Loans and other Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid).

         Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by clause (a)(v) of this
Section 3.1.1 and/or Section 4.4. No prepayment of principal of any Revolving Loans pursuant to clause (a) or (g) of this Section 3.1.1 shall cause a reduction in the Revolving Loan Commitment Amount.

         SECTION 3.1.2.  Application.

                  (a) Subject to clause (b) below, each prepayment or repayment of principal of the Loans of any Tranche shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, to the principal amount thereof being maintained as LIBO Rate Loans; provided that prepayments or repayments of LIBO Rate Loans not made on the last day of the Interest Period with respect thereto, shall be prepaid or repaid subject to the provisions of Section 4.4 (together with a payment of all accrued interest).

                  (b) Each voluntary prepayment of Term Loans and each mandatory prepayment of Term Loans made pursuant to clauses (b), (c), (d), (e) and (f) of Section 3.1.1 shall be applied, to the extent of such prepayment, on a pro rata basis, to a prepayment of the outstanding principal amount of all remaining Term Loans and the remaining scheduled quarterly amortization payments in respect thereof, until all such Term Loans have been paid in full, and thereafter, to a prepayment of the outstanding principal amount of all Revolving Loans and a reduction of the Revolving Loan Commitment Amount to not less than $25,000,000; provided, however, that if the Borrower at any time elects in writing, in its sole discretion, to permit any Lender that has Term Loans to decline to have such

         Loans prepaid, then any Lender having Term Loans outstanding may, by delivering a notice to the Agents at least one Business Day prior to the date that such prepayment is to be made, decline to have such Loans prepaid with the amounts set forth above, in which case 50% of the amounts that would have been applied to a prepayment of such Lender's Term Loans shall instead be applied to a prepayment of the Revolving Loans and a reduction of the Revolving Loan Commitment Amount to not less than $25,000,000, with the balance being retained by the Borrower.

         SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of the Loans shall accrue and be payable in accordance with this Section 3.2.

         SECTION 3.2.1.  Rates.

                  (a) Each Base Rate Loan shall accrue interest on the unpaid principal amount thereof for each day from and including the day upon which such Loan was made or converted to a Base Rate Loan to but excluding the date such Loan is repaid or converted to a LIBO Rate Loan at a rate per annum equal to the sum of the Alternate Base Rate for such day plus the Applicable Margin for such Loan on such day.

                  (b) Each LIBO Rate Loan shall accrue interest on the unpaid principal amount thereof for each day during each Interest Period applicable thereto at a rate per annum equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin for such Loan on such day.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

         SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan shall have become due and payable (whether on the applicable Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation (other than overdue Reimbursement Obligations which shall bear interest as provided in Section 2.6.2) of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to (a) in the case of any overdue principal of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts in respect of Loans or other obligations (or the related Commitments) under a particular Tranche, the rate that would otherwise be applicable to Base Rate Loans under such Tranche pursuant to Section 3.2.1 plus 2% and (b) in the case of other overdue monetary Obligations, the rate that would otherwise be applicable to Revolving Loans that were Base Rate Loans plus 2%.

         SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

                  (a) on the Stated Maturity Date therefor;

                  (b) in the case of a LIBO Rate Loan, on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan, to the extent of the unpaid interest accrued through such date on the principal so paid or prepaid;

                  (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

                  (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, at intervals of three months after the first day of such Interest Period); and

                  (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.3. Fees. The Borrower agrees to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

         SECTION 3.3.1. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that has a Revolving Loan Commitment, for each day during the period (including any portion thereof when any of the Lenders' Revolving Loan Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Closing Date and continuing to but excluding the Revolving Loan Commitment Termination Date, a commitment fee on such Lender's Percentage of the unused portion, whether or not then available, of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings) for such day at a rate per annum equal to the Applicable Commitment Fee for such day. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Closing Date, and on the Revolving Loan Commitment Termination Date.

         SECTION 3.3.2. Administrative Agent Fee. The Borrower agrees to pay an annual administration fee to the Administrative Agent, for its own account, in the amount set forth in a letter dated January 29, 1999, between the Borrower and the Administrative Agent, payable in advance on the Closing Date and annually thereafter.

         SECTION 3.3.3. Letter of Credit Fee. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of the Issuer and each other Lender that has a Revolving Loan Commitment Amount, a Letter of Credit fee for each day on which there shall be any Letters of

Credit outstanding on the aggregate undrawn amount of all Letters of Credit outstanding on such day, at a rate per annum equal to the Applicable Margin for such day for Revolving Loans that are maintained as LIBO Rate Loans. The Borrower further agrees to pay to the Issuer for its own account, for each day on which there shall be any Letters of Credit outstanding, an issuance fee on the aggregate undrawn amount of all Letters of Credit outstanding on such day at the rate per annum agreed by the Borrower and such Issuer. All such fees shall be payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Commitment Termination Date.


                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

         SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law, in each case after the date upon which such Lender shall have become a Lender hereunder, makes it unlawful, or any central bank or other governmental authority asserts, after such date, that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any Loans as or to LIBO Rate Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist (with the date of such notice being the "Reinstatement Date"), and (i) all LIBO Rate Loans previously made by such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion and (ii) all Loans thereafter made by such Lender and outstanding prior to the Reinstatement Date shall be made as Base Rate Loans, with interest thereon being payable on the same date that interest is payable with respect to the corresponding Borrowing of LIBO Rate Loans made by Lenders not so affected.

         SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that

                  (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market; or

                  (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the

Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans (excluding any amounts, whether or not constituting Taxes, referred to in Section 4.6) arising as a result of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority that occurs after the date upon which such Lender became a Lender hereunder. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan, but excluding any loss of margin after the date of any such conversion, repayment, prepayment or failure to borrow, continue or convert) as a result of

                  (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
         Section 3.1 or otherwise;

                  (b) any Loans not being borrowed as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

                  (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority, in each case occurring after the applicable Lender becomes a Lender hereunder, affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

         SECTION 4.6. Taxes. (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder (including Reimbursement Obligations), fees and expenses) shall be made free and clear of and without deduction for any present or future income, profits, gross receipts, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) any income, profits, gross receipts, excise, stamp or franchise taxes and other similar taxes, fees, duties, withholding or other charges imposed on either of the Agents as a result of a present or former connection between the applicable lending office (or office through which it performs any of its actions as Agent) of such Agent, and any income, profits, gross receipts, excise, stamp or franchise taxes and other similar taxes, fees, duties, withholding or other charges imposed on any Lender as a result of a present or former connection between the applicable lending office of a Lender, in each case and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or taken any action to enforce, this Agreement and any Note) and (ii) any income, profits, gross receipts, excise, stamp or franchise taxes and other similar taxes, fees, duties, withholding or other charges to the extent that they are in effect and would apply as of the date that any Person becomes a Lender or Assignee Lender, or as of the date that any Lender changes its applicable lending office, if such taxes become applicable as a result of such change (other than a change in an applicable lending office made pursuant to Section 4.10 below) (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will pay directly to the relevant taxing authority the full amount required to be so withheld or deducted, promptly forward to the Administrative Agent an official receipt or other documentation reasonably satisfactory to the Administrative Agent evidencing such payment to such authority, and pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required; provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States or a state thereof if such Lender fails to comply with the requirements of clause (b) of this Section 4.6.

         Moreover, if any Taxes are directly asserted against either of the Agents or any Lender with respect to any payment received by such Agents or such Lender hereunder, such Agents or such Lender may pay such Taxes and the Borrower will promptly pay to such Person such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person (including any Taxes on such additional amount) shall equal the amount of such Taxes paid by such Person; provided, however, that the Borrower shall not be obligated to make payment to the Lenders or the Agents (as the case may be) pursuant to this sentence in respect of interest attributable to any Taxes, if written demand therefor has not been made by such Lenders or the Agents within 60 days from the date on which such Lenders or the Agents knew of the imposition of Taxes by the relevant taxing authority or for any additional imposition which may arise from the failure of the Lenders or the Agents to apply payments in accordance with the tax law after the Borrower has made the payments required hereunder. After the Lenders or the Agents (as the case may be) learn of the imposition of Taxes, such Lenders and the Agents will act in good faith to notify the Borrower of its obligations hereunder as soon as reasonably possible.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.

         (b) Each Non-U.S. Lender shall, (i) (A) on or prior to the date of the execution and delivery of this Agreement, in the case of each Lender listed on the signature pages hereof, or, (B) in the case of an Assignee Lender, on or prior to the date it becomes a Lender, execute and deliver to the Borrower and the Administrative Agent, two or more (as the Borrower or the Agents may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or, solely if such Lender is claiming complete exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", United States Internal Revenue Service Forms W-8 and a certificate signed by a duly authorized officer of such Lender representing that such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, and such other forms, documents and/or certification (or successor forms, documents and/or certification), appropriately completed, as may be reasonably requested by the Borrower establishing that payments to such Lender are exempt in their entirety from withholding or deduction of Taxes; and (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or documents on or before the date that any such form or document expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent such form or document previously delivered by it to the Borrower.

         (c) If the Borrower determines in good faith that a reasonable basis exists for contesting the imposition of a Tax with respect to a Lender or either of the Agents, the relevant Lender or Agent, as the case may be, shall fully cooperate with the Borrower in challenging such Tax at the Borrower's expense if requested by the Borrower.

         (d) If a Lender or an Agent shall receive a refund (including any offset or credits from a taxing authority (as a result of any error in the imposition of Taxes by such taxing authority) of any Taxes paid by the Borrower pursuant to subsection 4.6(a) above), such Lender or the Agent (as the case may
be) shall promptly pay the Borrower the amount so received, with interest from the taxing authority with respect to such refund.

         (e) Each Lender and each Agent agrees, to the extent reasonable and without material cost to it, to cooperate with the Borrower to minimize any amounts payable by the Borrower under this Section 4.6.

         SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by or on behalf of the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders, Agents or Lead Arranger, as applicable, entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m., Chicago, Illinois time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender, Agent or Lead Arranger, as the case may be, its share, if any, of such payments received by the Administrative Agent for the account of such Lender, Agent or Lead Arranger, as the case may be. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (i) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 4.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligations (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith obtained by all Lenders entitled thereto, such Lender shall purchase from the other Lenders such participation in the

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



Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (i) the amount of such selling Lender's required repayment to the purchasing Lender in respect of such recovery, to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 4.9. Setoff. Each Lender shall, upon the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to any Obligor (other than Subsidiaries that are not Material Subsidiaries) or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, to the fullest extent permitted by law, have the right to appropriate and apply to the payment of the Obligations then due to it, and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 4.10. Mitigation. Each Lender agrees that if it makes any demand for payment under Section 4.3, 4.4, 4.5, or 4.6, or if any adoption or change of the type described in Section 4.1 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 4.3, 4.4, 4.5, or 4.6, or would eliminate or reduce the effect of any adoption or change described in Section
4.1. Any demand for payment by a Lender pursuant to Sections 4.3, 4.5 or 4.6 shall be effective only if notice thereof shall have been given within

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



90 days after delivery of the annual audit report for such Lender for the Fiscal Year in which the event giving rise to such demand shall have occurred.

         SECTION 4.11. Replacement of Lenders. Each Lender hereby severally agrees as set forth in this Section. If any Lender (a "Subject Lender") makes demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6, or gives notice pursuant to Section
4.1 requiring a conversion of such Subject Lender's LIBO Rate Loans to Base Rate Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, LIBO Rate Loans, the Borrower may, within 90 days of receipt by the Borrower of such demand or notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation), as the case may be, give notice (a "Replacement Notice") in writing to the Agents and such Subject Lender of its intention to replace such Subject Lender with a financial institution (a "Replacement Lender") designated in such Replacement Notice. If the Agents shall, in the exercise of their reasonable discretion and within 30 days of their receipt of such Replacement Notice, notify the Borrower and such Subject Lender in writing that the designated financial institution is satisfactory to the Agents (such consent not being required where the Replacement Lender is already a Lender), then such Subject Lender shall, subject to the payment of any amounts that would be due pursuant to Section 4.4 if the Borrower were then making a prepayment in an equal amount, assign, in accordance with Section 10.11.1, all of its Commitments, Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents (including, without limitation, Reimbursement Obligations) to such designated financial institution; provided, however, that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Subject Lender and such designated financial institution and (ii) the purchase price paid by such designated financial institution shall be in the amount of such Subject Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6), owing to such Subject Lender hereunder. Upon the effective date of an assignment described above, the Borrower shall issue a replacement Note or Notes, as the case may be, to such designated financial institution or Replacement Lender, as applicable, and such institution shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.


                                    ARTICLE V

          CONDITIONS TO RESTATEMENT EFFECTIVENESS AND CREDIT EXTENSIONS

         SECTION 5.1. Effectiveness. This Agreement, and the restatement of the Credit Agreement by this Agreement, shall become effective upon the satisfaction of each of the conditions precedent set forth in this Section 5.1.

         SECTION 5.1.1. Execution of Counterparts. The Agents shall have received counterparts of this Agreement, duly executed and delivered on behalf of each of the Borrower,

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
the Required Lenders and each Lender that has a Percentage of greater than zero in respect of the Term-C Loan Commitment.

         SECTION 5.1.2. Resolutions, etc. The Agents shall have received from each Obligor (a) a copy of a good standing certificate, dated a date reasonably close to the Restatement Effective Date, for each such Person and (b) a certificate, dated the Restatement Effective Date, of its Secretary or Assistant Secretary as to (i) resolutions of such Person's Board of Directors then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated thereby, (ii) the incumbency and signatures of those of such Person's officers authorized to act with respect to each Loan Document executed by such Person, and (iii) the full force and validity of each Organic Document of such Person and copies thereof, upon which certificates each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of such Obligor canceling or amending such prior certificate.

         SECTION 5.1.3. Delivery of Term-C Loan Notes. The Agents shall have received, for the account of each Lender so requesting Term-C Loan Notes, such Lender's Term-C Loan Notes duly executed and delivered by an Authorized Officer of the Borrower.

         SECTION 5.1.4. Transaction Documents. The Agents shall have received (with copies for each Lender that shall have expressly requested copies thereof) fully executed copies of the Transaction Documents delivered in connection with the Option Capitalization Transaction and all certificates, opinions and other documents delivered thereunder, certified to be true and complete copies thereof by an Authorized Officer of the Borrower.

         SECTION 5.1.5. Restatement Effective Date Certificate. Each of the Agents shall have received, with counterparts for each Lender, the Restatement Effective Date Certificate, substantially in the form of Exhibit D hereto, dated the Restatement Effective Date and duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION 5.1.6. Affirmation and Consent. The Agents shall have received an affirmation and consent in the form set forth as Exhibit O hereto executed and delivered by an Authorized Officer of the Parent and, in the event the Borrower has any U.S. Subsidiaries, of each such U.S. Subsidiary.


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



         SECTION 5.1.7. Supplemental Security Arrangements. The Agents shall have received

                  (a) executed copies of Uniform Commercial Code financing statements (Form UCC-1), naming the Borrower and NPCR as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to the Assignment Agreement and the Subsidiary Security and Pledge Agreement;

                  (b)  the applicable Perfection Certificate; and

                  (c) evidence reasonably satisfactory to the Agents that the Borrower has engaged the Filing Agent to deliver to the Agents, within 30 days of the Restatement Effective Date, certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agents, dated a date reasonably near to the Restatement Effective Date, listing all effective financing statements which name the Borrower or any U.S. Subsidiary (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to the Credit Agreement and clause (a) above, together with copies of such financing statements (none of which (other than those listing financing statements filed in connection with the Credit Agreement) shall cover any collateral described in any Security Agreement).

         SECTION 5.1.8. Assignment Agreement and Consents to Assignment. The Agents shall have received a fully executed copy of the Assignment Agreement, together with consents to assignment executed and delivered by the parties to the Nextel Operating Agreements.

         SECTION 5.1.9. Option FCC Licenses. The Administrative Agent shall have received from the Borrower a photocopy, certified to be true and complete, of the Option FCC Licenses presently owned by the Nextel License Subsidiary for the markets listed on Schedule V and such Option FCC Licenses shall be owned by the Nextel License Subsidiary free and clear of all Liens (other than Liens created by any Loan Document or imposed by the Communications Act or as described in
Item 6.15 ("Schedule of Exceptions") of the Disclosure Schedule.)

         SECTION 5.1.10. Consents. The Agents shall have received evidence satisfactory to each of them that the Borrower has made appropriate filings with the FCC in order to obtain all consents and approvals required to be obtained from the FCC in connection with the Option License Transfer. Other than consents and approvals required to be obtained from the FCC in connection with the Option License Transfer, all consents and approvals required to be obtained from any governmental authority or other Person in connection with the Option Capitalization Transaction or the other transactions contemplated hereby, including evidence of compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have been obtained, and all applicable waiting periods and appeal periods shall have expired, without the

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



imposition of any material conditions and there shall be no governmental or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose material conditions on the Option Capitalization Transaction or the other transactions contemplated hereby. To the extent contemplated by the terms of this Agreement and the Expansion Subscription and Contribution Agreement, the Option Capitalization Transaction shall have been, or substantially simultaneously with the making of the Term-C Loans on the Restatement Effective Date shall be, consummated in accordance with the Transaction Documents and applicable law, without any amendment to or waiver of any material terms or conditions of the Transaction Documents not approved by the Required Lenders.

         SECTION 5.1.11. Capitalization and Structure. To the extent not expressly contemplated in the Expansion Subscription and Contribution Agreement or the Restated Certificate of Incorporation, the Agents shall be satisfied with
(a) the corporate and capital structure of the Borrower and its Subsidiaries and
(b) the contributions to the Borrower's equity. The Agents shall be satisfied with the corporate and capital structure of the Nextel License Subsidiary.

         SECTION 5.1.12. Financial Information, etc. On the Restatement Effective Date, the Agents shall have received, with counterparts for each Lender, a pro forma consolidated balance sheet of the Borrower and its Subsidiaries, as of June 30, 1999 (the "Pro Forma Balance Sheet"), certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to all pro forma adjustments as if the Option Capitalization Transaction had been consummated on such date, and reflecting the proposed legal and capital structure of the Borrower, which legal and capital structure shall be satisfactory in all respects to the Arranger and the Syndication Agent.

         SECTION 5.1.13. Business Plan. The Agents shall have received a certificate dated the Restatement Effective Date executed by an Authorized Officer of the Borrower certifying that attached thereto is a nine-year business plan of the Borrower satisfactory to the Lenders with quarterly projections for the period ending on December 31, 2001.

         SECTION 5.1.14. Additional Nextel Contribution, Additional Motorola Contribution, Additional Investors Contribution and Additional Borrower Equity Contribution. The Agents shall have received evidence satisfactory to each of them that (i) NWIP made the Additional Nextel Contribution, (ii) Motorola made the Additional Motorola Contribution, (iii) the amount of cash consideration received by the Parent for the sale of its Preferred Stock to NWIP and the Additional Investors pursuant to the Expansion Subscription and Contribution Agreement, plus the amount of additional cash consideration payable by NWIP and the Additional Investors pursuant to irrevocable binding commitments with the Parent set forth in the Expansion Subscription and Contribution Agreement, shall be at least $46,400,000 and (iv) the Borrower received the Additional Borrower Equity Contribution.

         SECTION 5.1.15. Litigation. There shall exist no pending or threatened material litigation, proceedings or investigations which (x) contests the consummation of the Option

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



Capitalization Transaction or (y) could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, businesses, properties or prospects of the Parent, the Borrower, or any of their respective Subsidiaries or the ability of NWIP to perform its obligations under the Nextel Operating Agreements.

         SECTION 5.1.16. Material Adverse Change. There shall have occurred no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole, since December 31, 1998.

         SECTION 5.1.17. Reliance Letters. The Agents shall, unless otherwise agreed, have received reliance letters, dated the Restatement Effective Date and addressed to each Lender and each Agent, in respect of each of the legal opinions (other than "disclosure" and other similar opinions) delivered in connection with the Option Capitalization Transaction.

         SECTION 5.1.18. Opinions of Counsel. The Agents shall have received opinions, dated the Restatement Effective Date and addressed to the Agents and all Lenders from

                  (a) Friedman Kaplan & Seiler LLP, New York counsel to each of the Obligors, in substantially the form of Exhibit N-1 hereto;

                  (b) Willkie Farr & Gallagher, special FCC counsel to the Obligors, in substantially the form of Exhibit N-2 hereto; and

                  (c) Long, Aldridge & Norman, special Georgia counsel to the Obligors, in substantially the form of Exhibit N-3 hereto.

         SECTION 5.1.19. Closing Fees, Expenses, etc. The Agents and the Arranger shall have received, each for its own respective account, or, in the case of the Administrative Agent, for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to the Term-C Loan Fee Letter, Sections 3.3 and 10.3, if then invoiced.

         SECTION 5.1.20. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Agents and their counsel; the Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.

         SECTION 5.1.21. UCC Filing Service. All Uniform Commercial Code (Form UCC-1) financing statements or other similar financing statements required pursuant to the Loan Documents (collectively, the "Filing Statements") shall have been delivered to CT Corporation System or another similar filing service company reasonably acceptable to the Administrative Agent (the "Filing Agent"). The Filing Agent shall have acknowledged in writing reasonably satisfactory to the Administrative Agent and its counsel (i) the Filing Agent's receipt of all such

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



Filing Statements, (ii) that such Filing Statements have either been submitted for filing in the appropriate filing offices therefor or will be submitted for filing in such appropriate offices within ten days of the Restatement Effective Date and (iii) that the Filing Agent will notify the Administrative Agent and its counsel of the result of such submissions within 30 days of the Restatement Effective Date.

         SECTION 5.2. All Credit Extensions. The obligation of each Lender and, if applicable, the Issuer, to make any Credit Extension (including its initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

         SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

                  (a) the representations and warranties set forth in Article VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                  (b) the sum of the (A) aggregate outstanding principal amount of all Revolving Loans and (B) the aggregate amount of all Letter of Credit Outstandings does not exceed the then existing Revolving Loan Commitment Amount; and

                  (c) no Default shall have then occurred and be continuing.

         SECTION 5.2.2. Credit Extension Request. The Agents shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of proceeds of any Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect thereto and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the Issuer and the Agents to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, the Borrower represents and warrants unto the Agents and each Lender as set forth in this Article VI.

         SECTION 6.1. Organization, etc. Each of the Borrower and its Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property (including the Licenses), to operate Network in the areas set forth on Schedule III and Schedule V and to conduct its business substantially as currently conducted by it, except where the failure to hold such governmental licenses, permits and approvals could not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Material Obligor of each Loan Document executed or to be executed by it and each such other Material Obligor's participation in the consummation of the Transaction and the Option Capitalization Transaction are within the Borrower's and each such other Material Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Borrower's or any such Material Obligor's Organic Documents;

                  (b) contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Material Obligor; or

                  (c) result in, or require the creation or imposition of, any Lien (other than Liens permitted under the Loan Documents) on any of the Borrower's or any other Material Obligor's properties.

         SECTION 6.3. Government Approval, Regulation, etc. Other than consents and approvals required to be obtained from the FCC in connection with the License Transfer and the Option License Transfer, no material authorization or approval or other action by, and no material notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Material Obligor of this Agreement, the Notes or any other Loan Document to which it is a party, or for the Borrower's and each such other Material Obligor's participation in the consummation of the Transaction or the Option Capitalization Transaction, except as have been duly obtained or made and are in full force and effect. No Material Obligor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 6.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, and each Loan Document executed pursuant hereto by each other Material Obligor will, on the due execution and delivery thereof by such Material Obligor, be the legal, valid and binding obligation of such Material Obligor enforceable in accordance with its terms, in each case subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         SECTION 6.5. Financial Information. The Pro Forma Balance Sheet delivered pursuant to Section 5.1.12 has been prepared in accordance with GAAP consistently applied, and presents fairly the consolidated financial condition of the corporations covered thereby as at the date thereof, subject in the case of interim financial statements to the lack of footnotes and to normal year end audit adjustments. The Borrower and its Subsidiaries have no material liabilities (contingent or otherwise) as of the Restatement Effective Date that are not reflected in the Pro Forma Balance Sheet.

         SECTION 6.6. No Material Adverse Effect. Since December 31, 1998, there has been no event, circumstance or condition which could reasonably be expected to have a Material Adverse Effect.

         SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrower, overtly threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues which (i) would contest the consummation of the Transaction or the Option Capitalization Transaction or (ii) could reasonably be expected to have a Material Adverse Effect, except as disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule. No materially adverse development has occurred in any litigation, action, labor controversy, arbitration or governmental investigation or other proceeding disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule.

         SECTION 6.8. Subsidiaries. The Borrower has no Subsidiaries, except those Subsidiaries (i) which are identified in Item 6.8 ("Existing Subsidiaries") of the Disclosure Schedule, or (ii) which are permitted to have been acquired in accordance with Section 7.2.5. Each License Subsidiary is a wholly-owned Subsidiary of the Borrower, and all the Capital Stock of each License Subsidiary is directly or indirectly owned by the Borrower free and clear of all Liens, charges or claims (other than any Lien, charge or claim created by the Security Documents). All Licenses which are directly or indirectly held by the Borrower or any of its Subsidiaries are owned, beneficially and of record by a License Subsidiary, free and clear of all Liens, charges or claims (other than any Lien, charge or claim under the Security Documents or imposed by the Communications Act).

         SECTION 6.9. Ownership of Properties. Each of the Borrower and its Subsidiaries owns good and marketable title to, or valid leasehold interests in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) other than any Lien, charge or claim (i) which is permitted under Section
7.2.3 or (ii) which individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.10. Taxes. Each Obligor has filed all material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 6.11. Pension and Welfare Plans. Except as disclosed in Item
6.11 ("Employee Benefit Plans") of the Disclosure Schedule, during the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any liability, fine or penalty which could reasonably be expected to have a Material Adverse Effect. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement medical benefits under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA or other applicable continuation of coverage laws which could reasonably be expected to have a Material Adverse Effect.

         SECTION 6.12.  Environmental Warranties.  Except as set forth in Item
6.12 ("Environmental Matters") of the Disclosure Schedule or as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse
Effect:

                  (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower or its Subsidiaries in compliance with all Environmental Laws;

                  (b) there have been no past, and there are no pending or, to the knowledge of the Borrower, threatened claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or claims, complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law, in each case which have not been disclosed in writing and in reasonable detail to the Agents;

                  (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

                  (d) the Borrower and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for their businesses;

                  (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on (x) the National Priorities List pursuant to CERCLA, or (y) on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                  (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

                  (g) neither the Borrower nor any Subsidiary of any Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                  (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower; and

                  (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, are reasonably likely to give rise to liability under any Environmental Law.

         SECTION 6.13. Regulations U and X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 6.14. Licenses; License Transfer; Option License Transfer. The Licenses held by the Nextel License Subsidiary as of the Closing Date are set forth on Schedule III and such Licenses are all of the Licenses necessary to construct, install and develop the Network, and to operate those portions of the Network for which development has been completed, in the markets listed on Schedule III. The Option FCC Licenses held by the Nextel License Subsidiary as of the Restatement Effective Date are set forth on
Schedule V and such Option FCC Licences, together with additional spectrum licenses related to the Option Territories to be purchased with the proceeds of the Term-C Loans, are all of the Option FCC Licenses necessary to construct, install and develop the Network, and to operate those portions of the Network for which development has been completed, in the markets listed on Schedule V. Both before and after giving effect to the License Transfer, (a) the Borrower and its Subsidiaries have the full use and benefit of all Licenses necessary to construct, install and develop the Network, and to operate those portions of the Network for which development has been completed, in the markets listed on
Schedule III, (b) such Licenses have been duly issued by the FCC and (c) such Licenses are in full force and effect and the Nextel License Subsidiary and the Borrower and its Subsidiaries are in compliance in all material respects with all of the provisions of each such License held at any time by any of them. The Borrower and the Nextel License Subsidiary have made all filings with the FCC and any other governmental authority, regulatory body or other Person which may be necessary or required in order to consummate the License Transfer within 365 days following the Closing Date. Both before and after giving effect to the Option License Transfer, (a) the Borrower and its Subsidiaries have the full use and benefit of all Option FCC Licenses necessary to construct, install and develop the Network, and to operate those portions of the Network for which development has been completed, in the markets listed on Schedule V, (b) such Option FCC Licenses have been duly issued by the FCC and (c) such Option FCC Licenses are in full force and effect and the Nextel License Subsidiary and the Borrower and its Subsidiaries are in compliance in all material respects with all of the provisions of each such Option FCC License held at any time by any of them. The Borrower and the Nextel License Subsidiary have made all filings with the FCC and any other governmental authority, regulatory body or other Person which may be necessary or required in order to consummate the Option License Transfer within 365 days following the Restatement Effective Date. The provisions of this Section 6.14 are subject to Item 6.15 ("Schedule of Exceptions") of the Disclosure Schedule.

         SECTION 6.15. FCC Compliance. Except as set forth in Item 6.15 ("Schedule of Exceptions") of the Disclosure Schedule,

                  (a) The Nextel License Subsidiary and the Borrower and its Subsidiaries are in compliance with the Communications Act and all requirements of the FCC, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Nextel License Subsidiary nor the Borrower nor any Subsidiary of the Borrower has any knowledge of any investigation, notice of apparent liability, violation, forfeiture or any other proceedings (other than proceedings relating to the wireless communications industries generally) of or before the FCC, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (c) No event or group of events has occurred or failed to occur which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modifications, non-renewal, forfeiture with respect to, any License or group of Licenses in any respect which could reasonably be expected to have a Material Adverse Effect or (ii) affects or could reasonably be expected in the future to affect any of the rights of the Nextel License Subsidiary, the Borrower or any License Subsidiary under any License or group of Licenses held by the Nextel License Subsidiary, the Borrower or any License Subsidiary in any respect which could reasonably be expected to have a Material Adverse Effect.

                  (d) The Nextel License Subsidiary, the Borrower and each License Subsidiary have duly filed in a timely manner all filings, reports, applications, documents, instruments and information required to be filed by any of them under the Communications Act which could reasonably be expected to have a Material Adverse Effect, and all such filings were when made (and where required have been supplemented in order to continue to be) true, correct and complete in any respect which could reasonably be expected to have a Material Adverse Effect.

                  (e) Neither the Nextel License Subsidiary nor the Borrower has any reason to believe that each License held by the Nextel License Subsidiary, the Borrower or any Subsidiary will not be renewed in the ordinary course, except where non-renewal could not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.16. Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Agents, the Lead Arranger or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby or with respect to the Transaction or the Option Capitalization Transaction is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agents, the Lead Arranger any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified, the Lead Arrangers and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information in light of the circumstances when made not materially misleading. All projections furnished to the Agents, the Issuer or any Lender (whether before or after the Closing Date) have been or will be prepared in good faith on the basis of reasonable assumptions, it being understood that actual results may differ from projections.

         SECTION 6.17. Solvency. The Transaction and the Option Capitalization Transaction (including the incurrence of the initial Credit Extension on the Closing Date and the making of the Term-C Loans on the Restatement Effective Date, the execution and delivery by each Subsidiary Guarantor of the Subsidiary Guaranty and the application of the proceeds of the Credit Extensions), will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. ss. 101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the Closing Date, after giving effect to the Transaction and the making of each Credit Extension made on the Closing Date, and on the Restatement Effective Date, after giving effect to the making of the Term-C Loans on the Restatement Effective Date, and after giving effect to the application of the proceeds of such Credit Extensions, the Borrower and each Subsidiary Guarantor is Solvent.

         SECTION 6.18. Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's computer systems and equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, was completed by June 30, 1999, except where the failure to do so could not be reasonably expected to have a Material Adverse Effect. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) did not and will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without Material Adverse Effect.

         SECTION 6.19. Credit Facility. This Agreement represents the "Credit Facility" designated by the Parent as the "Credit Facility" for purposes of the Senior Notes Indenture.

         SECTION 6.20. Interests in Real Property Sufficient for Conduct of Business. The Borrower and its Subsidiaries own and or lease sufficient interests in real property for the conduct of the Borrower's business as presently conducted and as presently proposed to be conducted and no other interests in real property are necessary for the conduct of such business other than those the absence of which would not have a Material Adverse Effect.


                                   ARTICLE VII

                                    COVENANTS

         SECTION 7.1. Affirmative Covenants. The Borrower agrees with the Agents, each Lender and the Issuer that, until all Commitments have terminated, all Letters of Credit have expired and all monetary Obligations then due have been paid in full, the Borrower will perform, or cause to be performed, the obligations set forth in this Section 7.1.

         SECTION 7.1.1. Financial Information, Reports, Notices, etc. The Borrower will furnish, or will cause to be furnished, to each Lender and each Agent copies of the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters and 90 days after the end of the fourth Fiscal Quarter of

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



         each Fiscal Year of the Parent, consolidated balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial or chief accounting Authorized Officer of the Parent;

                  (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Parent, a copy of the annual audit report for such Fiscal Year for the Parent and its Subsidiaries, including therein consolidated balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Parent and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Agents and the Required Lenders by Arthur Andersen LLP or other independent public accountants acceptable to the Agents and the Required Lenders, together with a report from such accountants (unless the giving of such a certificate is contrary to accounting practice) containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in clauses (a), (b), (c) and (f) through (k) of Section 7.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it;

                  (c) together with the delivery of the financial information required pursuant to clause (a) and clause (b), a Compliance Certificate, executed by the chief financial or chief accounting Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agents) compliance with the financial covenants set forth in Section 7.2.4;

                  (d) within 60 days after the commencement of each Fiscal Year of the Borrower, a detailed consolidated budget for such Fiscal Year;

                  (e) within 30 days after the end of each Fiscal Quarter of the Borrower, a certificate of an Authorized Officer of the Borrower setting forth (i) the aggregate number of Subscriber Units whose service terminated during such Fiscal Quarter, (ii) the aggregate number of Subscriber Units added during such Fiscal Quarter, (iii) the aggregate number of Subscriber Units at the end of such Fiscal Quarter,
         (iv) revenue for such Fiscal Quarter and (v) the number of Covered POPs during such Fiscal Quarter;

                  (f) as soon as possible and in any event within five Business Days after the occurrence of each Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

                  (g) as soon as possible and in any event within five Business Days after (i) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7 which could reasonably be expected to have a Material Adverse Effect or (ii) the commencement of any labor controversy, litigation, action, proceeding of the type described in Section 6.7, notice thereof and copies of all material documentation relating thereto;

                  (h) promptly after the sending or filing thereof, copies of all reports which the Parent sends to any of its security holders generally in their capacity as security holders, and all reports and registration statements which the Parent or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                  (i) promptly upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all material documentation relating thereto; and

                  (j) such other information respecting the condition or operations, financial or otherwise, of the Parent or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

         SECTION 7.1.2. Compliance with Laws, etc. The Borrower will, and will cause each of its Subsidiaries to, (a) comply in all material respects with all applicable laws, rules, regulations and orders, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, (b) maintain and preserve its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect and (c) pay, before the same become delinquent, all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 7.1.3. Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         SECTION 7.1.4. Insurance. The Borrower will, and will cause each of its Material Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Agents, furnish to the Agents and each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Material Subsidiaries in accordance with this Section 7.1.4.

         SECTION 7.1.5. Books and Records. The Borrower will, and will cause each of its Material Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agents, the Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, to discuss its financial matters with its officers and, after reasonable notice to the Borrower and provision of an opportunity for the Borrower to participate in such discussion, its independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives whether or not any representative of the Borrower is present) and upon reasonable notice, but, unless an Event of Default shall have occurred and be continuing, not more than once in each Fiscal Year, to visit all of its offices and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with any Agent's or any Lender's exercise of its rights pursuant to this Section.

         SECTION 7.1.6. Environmental Covenant. The Borrower will, and will cause each of its Subsidiaries to,

                  (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect;

                  (b) promptly notify the Agents and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the environmental condition of its facilities and properties or compliance with Environmental Laws which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and

                  (c) provide such information and certifications which the Agents may reasonably request from time to time to evidence compliance with this Section 7.1.6.

         SECTION 7.1.7. Future Subsidiaries. Upon any Person becoming, after the Closing Date, a Subsidiary of the Borrower, or upon the Borrower or any Subsidiary of the Borrower acquiring additional Capital Stock of any existing Subsidiary, the Borrower shall promptly notify the Agents of such acquisition, and

                  (a) the Borrower shall promptly cause such Subsidiary to execute and deliver to the Administrative Agent, with counterparts for each Lender, a supplement to the Subsidiary Guaranty and a supplement to the Subsidiary Security and Pledge Agreement (and, if such Subsidiary owns any real property having a value in excess of $1,000,000, a Mortgage), together with acknowledgment copies of Uniform Commercial Code financing statements (Form UCC-1) executed and delivered by the Subsidiary naming the Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security and Pledge Agreement or a Mortgage, as the case may be (other than the perfection of security interests in motor vehicles owned as of the date such entity becomes a Subsidiary); and

                  (b) the Borrower shall promptly deliver, or cause to be delivered, to the Administrative Agent under a Security Agreement certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by the Borrower or any Subsidiary of the Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Agents that appropriate book entries have been made in the relevant books or records of a securities intermediary or the issuer of such securities, as the case may be, or other appropriate steps shall have been taken under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of a Security Agreement;

together, in each case, with such opinions, in form and substance and from counsel reasonably satisfactory to the Agents, as the Agents may reasonably request; provided, however, that notwithstanding the foregoing, no Non-U.S. Subsidiary shall be required to execute and deliver a Mortgage, a supplement to the Subsidiary Guaranty or a supplement to the Subsidiary Security and Pledge Agreement, nor will the Borrower or any Subsidiary of the Borrower be required to deliver in pledge pursuant to a Security Agreement in excess of 65% of the total combined voting power of all classes of Capital Stock of a Non-U.S. Subsidiary entitled to vote.

         SECTION 7.1.8. Future Leased Property and Future Acquisitions of Real Property; Future Acquisition of Other Property.

                  (a) Prior to entering into any new lease of real property or renewing any existing lease of real property following the Closing Date, the Borrower shall, and shall cause each of its U.S. Subsidiaries to, use all commercially reasonable efforts (which shall not require the expenditure of cash or the making of material concessions under the relevant lease) to deliver to the Administrative Agent a Waiver executed by the lessor of any real property that is to be leased by the Borrower or such U.S. Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to the Administrative Agent's, to the extent the value of any personal property of the Borrower or its U.S. Subsidiaries to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $1,000,000.

                  (b) In the event that the Borrower or any of its U.S. Subsidiaries shall acquire any real property having a value as determined in good faith by the Administrative Agent in excess of $1,000,000 in the aggregate, the Borrower or the applicable U.S. Subsidiary shall, promptly after such acquisition, execute a Mortgage and provide the Administrative Agent with

                           (i) evidence of the completion (or satisfactory
                  arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority Lien, subject to Liens permitted by Section 7.2.3, against the properties purported to be covered thereby;

                           (ii) mortgagee's title insurance policies in favor of
                  the Agents and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Agents, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as permitted under Section
                  7.2.3 or as approved by the Agents, and such policies shall also include, to the extent available, a revolving credit endorsement and such other endorsements as the Agents shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

                           (iii) such other approvals, opinions, or documents as
                  the Agents may reasonably request.

                  (c) In accordance with the terms and provisions of this Agreement and the other Loan Documents, the Borrower or the applicable U.S. Subsidiary shall provide the Administrative Agent with evidence of all recordings and filings as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create a valid, perfected first priority Lien, subject to the Liens permitted by
         Section 7.2.3, against all property acquired after the Closing Date (excluding motor vehicles, leases of motor vehicles and leases of real property) and an executed Perfection Certificate.

         SECTION 7.1.9.  Use of Proceeds, etc.  The Borrower shall

                  (a) apply the proceeds of the (i) Term-C Loans (A) to finance capital expenditures related to the purchase of the Option FCC Licenses from Nextel and NWIP, the build-out of the Network covered by the Option FCC Licenses and other markets, and the purchase of additional Option FCC Licenses related to the Option Territories, (B) to pay reasonable fees and expenses associated with the Option Capitalization Transaction; provided, that the aggregate amount of such transaction fees and expenses shall not exceed $7,500,000, and (C) to fund general corporate and working capital needs of the Borrower and its Subsidiaries;

                  (b) apply the proceeds of the Revolving Loans to fund general corporate and working capital needs of the Borrower and its Subsidiaries; and

                  (c) use Letters of Credit for working capital and general corporate purposes of the Borrower and its Subsidiaries.

         SECTION 7.1.10. Hedging Obligations. Within twelve months following the Closing Date, the Administrative Agent shall have received evidence satisfactory to it that the Borrower and its Subsidiaries have entered into interest rate swap, cap, collar or similar arrangements designed to protect the Borrower and its Subsidiaries against fluctuations in interest rates with respect to at least 33-1/3% of the aggregate principal amount of the Term-B Loans for a period of at least three years from the Closing Date with terms reasonably satisfactory to the Agents. Within twelve months following the Restatement Effective Date, the Administrative Agent shall have received evidence satisfactory to it that the Borrower and its Subsidiaries have entered into interest rate swap, cap, collar or similar arrangements designed to protect the Borrower and its Subsidiaries against fluctuations in interest rates with respect to at least 33-1/3% of the aggregate principal amount of the Term-C Loans for a period of at least three years from the Restatement Effective Date with terms reasonably satisfactory to the Agents.

         SECTION 7.1.11. Undertaking. The Borrower will cause the License Transfer to be completed within 365 days following the Closing Date. The Borrower will cause the Option License Transfer to be completed within 365 days following the Restatement Effective Date.

         SECTION 7.1.12. Landlord Consents. Within 90 days after the Restatement Effective Date, the Borrower shall deliver to each landlord or licensor under each lease, sublease or license listed on Item 7.1.12 of the Disclosure Schedule (collectively, the "Leased Properties") a Waiver in a form reasonably satisfactory to the Agents. Thereafter, the Borrower shall use good faith efforts (which shall not require any material expenditure of cash or the making of material concessions under the relevant lease, sublease or license) to negotiate with said landlords or licensors for the execution and delivery to the Agents of a Waiver in a form reasonably satisfactory to the Agents. With respect to any real property leased by or licensed to the Borrower or any Subsidiary of the Borrower subsequent to the Restatement Effective Date, the Borrower shall use good faith efforts (which shall not require any material expenditure of cash or the making of material concessions under the relevant lease, sublease or license) to obtain from the landlord or licensor under such new lease or license an executed Waiver, in a form reasonably satisfactory to the Agents.

         SECTION 7.1.13. Year 2000. The Borrower shall take all action necessary to assure that its computer based systems are able to effectively process data including dates on and after January 1, 2000, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. At the request of the Agents or any Lender, the Borrower shall provide the Agents or such Lender, as the case may be, with assurance reasonably acceptable to the Agents or such Lender, as the case may be, of the Borrower's Year 2000 capability.

         SECTION 7.1.14. Termination Statements. Within 180 days after the Restatement Effective Date, the Borrower shall have delivered to the Administrative Agent executed copies of proper Uniform Commercial Code (Form UCC-3) termination statements necessary to release all Liens and other rights of any Person identified in a schedule to be provided by the Agents to the Borrower as soon as possible after the Restatement Effective Date in any collateral described in the Borrower Security and Pledge Agreement previously granted to such Person, together with such other Uniform Commercial Code (Form UCC-3) termination statements as the Administrative Agent may reasonably request from the Borrower.

         SECTION 7.2. Negative Covenants. The Borrower agrees with the Agents, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have expired and all monetary Obligations then due have been paid in full, the Borrower will perform, or will cause to be performed, the obligations set forth in this Section 7.2.

         SECTION 7.2.1. Business Activities. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except for any business in which the Borrower and its Subsidiaries are engaged on the date hereof and such businesses as may be incidental, similar or related thereto (including the Borrower's Investments in Permitted Joint Ventures).

         SECTION 7.2.2. Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                  (a) Indebtedness in respect of the Credit Extensions and other Obligations;

                  (b) Indebtedness in an aggregate principal amount not to exceed $60,000,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries to a vendor (or its Affiliates) of any assets permitted to be acquired pursuant to Section 7.2.7 to finance its acquisition of such assets;

                  (c) Indebtedness existing as of the Restatement Effective Date which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule, and refinancings and replacements thereof in a principal amount not exceeding the principal amount of the Indebtedness so refinanced or replaced and with an average life to maturity of not less than the then average life to maturity of the Indebtedness so refinanced or replaced;

                  (d) Hedging Obligations of the Borrower or any of its Subsidiaries in respect of the Credit Extensions;

                  (e) intercompany Indebtedness of (x) any Subsidiary Guarantor owing to the Borrower or any of its Subsidiaries or (y) the Borrower to any of its Subsidiaries, which Indebtedness (i) shall be either evidenced by one or more promissory notes, if any, in form and substance satisfactory to the Agents which have been duly executed and delivered to (and indorsed to the order of) the Administrative Agent in pledge pursuant to a Security Agreement or recorded on the relevant books or records of the Borrower or such Subsidiary Guarantor as an account receivable in which a security interest has been granted in favor of the Administrative Agent pursuant to the terms of a Security Agreement, and (ii) shall not be forgiven or otherwise discharged for any consideration other than payment (Dollar for Dollar) in cash unless the Agents otherwise consent;

                  (f) Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by clause (a) of Section 7.2.7;

                  (g) Indebtedness (other than Indebtedness described in clause
         (f) above) of the Borrower or any of its Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capitalized Lease Liabilities and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity or decreased weighted average life thereof; provided that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and shall not exceed $2,000,000 in aggregate principal amount at any time outstanding and, provided, further, that the aggregate principal amount of Indebtedness permitted to be outstanding at any time by this clause (g) shall not be credited against or reduce the amount of Indebtedness permitted to be outstanding at any time under clause (b) of this Section 7.2.2;

                  (h) other unsecured Indebtedness of the Borrower and its Subsidiaries in an aggregate amount at any time outstanding not to exceed $2,000,000; and

                  (i) unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, and surety and performance bonds and similar instruments, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

provided, however, that no Indebtedness otherwise permitted by clause (g) or (h) may be incurred if, immediately before or after giving effect to the incurrence thereof, any Default shall have occurred and be continuing, and provided, further, however, that all such Indebtedness of the type described in clause
(e)(y) that is owed to Subsidiaries which are not party to the Subsidiary Guaranty, shall be subordinated, in writing, to the Obligations upon terms satisfactory to the Agents.

         SECTION 7.2.3. Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens securing payment of the Obligations or any Hedging Obligations owed to any Lender or any Affiliate of any Lender granted pursuant to any Loan Document;

                  (b) Liens granted prior to the Restatement Effective Date to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 7.2.2;

                  (c) Liens granted to secure payment of Indebtedness of the type permitted and described in clauses (b) and (g) of Section 7.2.2; provided that (i) each such Lien attaches only those assets acquired with the proceeds of such Indebtedness (or other assets acquired with proceeds of other Indebtedness to such Lender) and (ii) the principal amount of such Indebtedness does not exceed 100% of the cost of the relevant property;

                  (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary of the Borrower; provided that (i) such security interests secure Indebtedness permitted by clause (g) of Section 7.2.2, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets, and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary of the Borrower (or other assets acquired with proceeds of other Indebtedness to such Lender);

                  (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on the books of such Person;

                  (f) Liens of carriers, warehousemen, mechanics, materialmen, contractors, laborers and landlords or other similar Liens (i) incurred in the ordinary course of business for sums not overdue for a period of more than 30 days, or (ii) being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on the books of such Person;

                  (g) Liens incurred in the ordinary course of business (i) in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) to secure performance of tenders, bids, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or (iii) to secure obligations on surety or appeal bonds, performance or return-of-money bonds or other obligations of a similar nature;

                  (h) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

                  (i) Liens with respect to minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not materially detract from the value or materially impair the use by the Borrower or any such Subsidiary in the ordinary course of its business of the property subject thereto;

                  (j) licenses, sublicenses, leases or subleases granted by the Borrower or any of its Subsidiaries to any other Person in the ordinary course of business;

                  (k) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by Section 7.2.2, in each case in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof; and

                  (l) Liens of sellers of goods to the Borrower and any of its Subsidiaries arising under Article 2 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses.

         Any term or provision of this Section to the contrary notwithstanding, unless otherwise consented to by the Required Lenders the Borrower will not permit any License Subsidiary to, and no such License Subsidiary shall, create, incur, assume or suffer to exist any Lien upon or in any of its property (including the Licenses or Capital Stock of such License Subsidiary) other than as described in clause (a) above.

         SECTION 7.2.4.  Financial Covenants.

         I. For the period from and including the Closing Date through June 30, 2002:

                  (a) Senior Debt to Total Capital. The ratio of Senior Debt to Total Capital as of the end of any Fiscal Quarter occurring during the period from and including the Closing Date through June 30, 2002 shall not exceed .30:1.00.

                  (b) Total Debt to Total Capital. The ratio of Total Debt to Total Capital as of the end of any Fiscal Quarter occurring during the period from and including the Closing Date through June 30, 2002 shall not exceed .80:1.00.

         II. For the period from and including the first Fiscal Quarter ending after the Closing Date through the end of the first Fiscal Quarter of the 2002 Fiscal Year:

                  (c) Aggregate Service Revenue. Aggregate Service Revenue for any Fiscal Quarter set forth below shall not be less than the amount of Aggregate Service Revenue set forth opposite such date:





                   Date                                Aggregate Service Revenue
                   ----                                -------------------------
                  3/31/99                                        $1,800,000
                  6/30/99                                        $3,000,000
                  9/30/99                                        $4,500,000
                 12/31/99                                        $5,800,000
                  3/31/00                                        $7,800,000
                  6/30/00                                       $11,500,000
                  9/30/00                                       $15,000,000
                 12/31/00                                       $20,000,000
                  3/31/01                                       $25,000,000
                  6/30/01                                       $31,000,000
                  9/30/01                                       $37,000,000
                 12/31/01                                       $44,000,000
                  3/31/02                                       $52,000,000


         III. For the period from and including the first Fiscal Quarter ending after the Closing Date through the end of the first Fiscal Quarter of the 2003 Fiscal Year:

                  (d) Subscriber Units. The number of Subscriber Units on or after any date set forth below shall not be less than the number of Subscriber Units set forth opposite such date:




                   Date                                     Subscriber Units
                   ----                                     ----------------
                  3/31/99                                         12,500
                  6/30/99                                         14,700
                  9/30/99                                         23,000
                 12/31/99                                         30,000
                  3/31/00                                         45,000
                  6/30/00                                         72,000
                  9/30/00                                         95,000
                 12/31/00                                        120,000
                  3/31/01                                        143,000
                  6/30/01                                        175,000
                  9/30/01                                        215,000
                 12/31/01                                        255,000
                  3/31/02                                        300,000
                  6/30/02                                        335,000
                  9/30/02                                        385,000
                 12/31/02                                        432,000
                  3/31/03                                        475,000

                  (e) Covered POPs. As of each date set forth below, the number of Covered POPs shall not be less than the number set forth opposite such date:




                   Date                                         Covered POPs
                   ----                                         ------------
                  3/31/99                                         3,700,000
                  6/30/99                                         3,800,000
                  9/30/99                                         3,800,000
                 12/31/99                                         4,600,000
                  3/31/00                                         9,000,000
                  6/30/00                                        10,707,000
                  9/30/00                                        13,031,000
                 12/31/00                                        14,940,000
                  3/31/01                                        15,400,000
                  6/30/01                                        16,185,000
                  9/30/01                                        18,600,000
         12/31/01 and thereafter                                 25,000,000



         IV. For the period from and including the second Fiscal Quarter of the 2002 Fiscal Year through the end of the third Fiscal Quarter of the 2003 Fiscal
Year:

                  (f) Senior Debt to Annualized Adjusted EBITDA. The ratio of
         (i) Senior Debt outstanding on the last day of any Fiscal Quarter set forth below to (ii) Annualized Adjusted EBITDA for the period ending on such date shall not exceed the ratio set forth opposite such date:




Fiscal Quarter                                           Ratio of Senior Debt to
--------------                                           -----------------------
  Ending On                                             Annualized Adjusted EBITDA
  ---------                                             --------------------------
    6/30/02                                                     4.75:1.00
    9/30/02                                                     3.50:1.00
   12/31/02                                                     3.50:1.00
    3/31/03                                                     3.00:1.00
    6/30/03                                                     3.00:1.00
    9/30/03                                                     2.50:1.00

                  (g) Total Debt to Annualized Adjusted EBITDA. The ratio of (i) Total Debt outstanding on the last day of any Fiscal Quarter set forth below to (ii) Annualized Adjusted EBITDA for the period ending on such date shall not exceed the ratio set forth opposite such date:





Fiscal Quarter                                            Ratio of Total Debt to
--------------                                            ----------------------
   Ending On                                             Annualized Adjusted EBITDA
   ---------                                             --------------------------
    6/30/02                                                      20.50:1.00
    9/30/02                                                      15.25:1.00
   12/31/02                                                      10.50:1.00
    3/31/03                                                      10.00:1.00
    6/30/03                                                       9.00:1.00
    9/30/03                                                       8.00:1.00


         V. For the period from and including the fourth Fiscal Quarter of the 2003 Fiscal Year through the Stated Maturity Date:

                  (h) Senior Debt to Annualized EBITDA. The ratio of (i) Senior Debt outstanding on the last day of any Fiscal Quarter set forth below to (ii) Annualized EBITDA for the period ending on such date shall not exceed the ratio set forth opposite such date:



Fiscal Quarter                                            Ratio of Senior Debt to
--------------                                            -----------------------
   Ending On                                                 Annualized EBITDA
   ---------                                                 -----------------
   12/31/03                                                      5.00:1.00
    3/31/04                                                      4.50:1.00
    6/30/04                                                      3.50:1.00
    9/30/04                                                      3.00:1.00
  12/31/04 and thereafter                                        2.50:1.00

                  (i) Total Debt to Annualized EBITDA. The ratio of (i) Total Debt outstanding on the last day of any Fiscal Quarter set forth below to (ii) Annualized EBITDA for the period ending on such date shall not exceed the ratio set forth opposite such date:


Fiscal Quarter                                            Ratio of Total Debt to
--------------                                            ----------------------
  Ending On                                                 Annualized EBITDA
  ---------                                                 -----------------
   12/31/03                                                     20.50:1.00
    3/31/04                                                     18.50:1.00
    6/30/04                                                     16.50:1.00
    9/30/04                                                     13.00:1.00
   12/31/04                                                     10.00:1.00
    3/31/05                                                     10.00:1.00
    6/30/05                                                      8.50:1.00
    9/30/05                                                      7.00:1.00
   12/31/05                                                      6.00:1.00
    3/31/06                                                      5.75:1.00
    6/30/06                                                      5.50:1.00
    9/30/06 and thereafter                                       5.00:1.00


                  (j) Interest Coverage Ratio. The ratio of (i) Annualized EBITDA on the last day of any Fiscal Quarter set forth below to (ii) Consolidated Cash Interest Expense for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters shall not be less than the ratio set forth opposite such date or period:



  Date or Period                                         Interest Coverage Ratio
  --------------                                         -----------------------
       12/31/03 to 6/30/05                                      1.10:1.00
        9/30/05                                                 1.15:1.00
       12/31/05 to 6/30/06                                      1.25:1.00
        9/30/06 to 12/31/06                                     1.75:1.00
        3/31/07 and thereafter                                  2.00:1.00

                  (k) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio as of the end of the any Fiscal Quarter set forth below shall not be less than the ratio set forth opposite such period:



           Period                                      Fixed Charge Coverage Ratio
           ------                                      ---------------------------
                                                              Coverage Ratio
                                                              --------------
     12/31/03 to 9/30/05                                         1.00:1.00
     12/31/05 to 3/31/06                                         1.10:1.00
     6/30/06 and thereafter                                      1.25:1.00


                  (l) Cash Account. The balance maintained in the Cash Account at all times until the earlier to occur of (i) the effectiveness of the License Transfer and (ii) 395 days after the Closing Date shall not be less than the Required Balance.

         SECTION 7.2.5. Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a) Investments existing on the Restatement Effective Date and identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

                  (b)  Cash Equivalent Investments;

                  (c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2;

                  (d) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7;

                  (e) Investments by the Borrower in any of its Subsidiaries (or any Person which, after making an Investment, becomes a Subsidiary), or by any such Subsidiary in any Subsidiary of the Borrower, by way of contributions to capital;

                  (f) Investments in the form of loans to officers, directors and employees of the Borrower and its Subsidiaries in an aggregate amount at any time outstanding not to exceed $2,500,000 in cash;

                  (g) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of and other disputes with customers and suppliers arising in the ordinary course of business;

                  (h)  Investments in Permitted Joint Ventures; or

                  (i) additional Investments in an aggregate amount at any time outstanding not to exceed $2,000,000; provided, that the amount of any such additional Investment outstanding at any time shall be deemed to be equal to the amount of such Investment on the date made, minus the sum of amounts received in cash in respect of such Investment representing return of capital, repayment of loans and return on capital (including interest and dividends) up to the amount of such Investment on the date made;

provided, however, that

                  (j) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held for no more than 180 days following the date that such Investment no longer meets the requirements of such definition; and

                  (k) no Investment otherwise permitted by clause (e) (other than an Investment in a wholly-owned Subsidiary) or (h) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing, unless such party has irrevocably committed to making such Investment.

         SECTION 7.2.6. Restricted Payments, etc. On and at all times after the Restatement Effective Date, the Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, declare, pay or make any dividend, distribution or exchange (in cash, property or obligations) or other payment on or in respect of any Senior Notes, any shares of Preferred Stock of the Parent or any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (other than (i) dividends or distributions payable in common stock or warrants to purchase its common stock, (ii) splits or reclassifications of its Capital Stock into additional or other shares of a similar class of its Capital Stock (provided that such other class of Capital Stock (x) is not (by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise) redeemable, at the option of the holder thereof, on or prior to February 8, 2010 or convertible or exchangeable for debt securities and (y) does not require the payment of dividends in cash) and (iii) in the case of Preferred Stock, dividends or distributions payable in additional Preferred Stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the payment, purchase, redemption, exchange, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to pay, purchase, redeem or exchange, any Senior Notes or any shares of Preferred Stock of the Parent or any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of Preferred Stock of the Parent or any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (the foregoing prohibited acts are herein collectively referred to as "Restricted Payments"); provided, however, that notwithstanding the foregoing provisions,

                  (a) so long as (A) no Default shall have occurred and be continuing on the date such Restricted Payment is declared or to be made, nor would a Default result from the



                                      -92
         making of such Restricted Payment, (B) after giving effect to the making of such Restricted Payment the Parent and its Subsidiaries shall be in pro forma compliance with the covenants set forth in Section
         7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of the payment of such Restricted Payment for which relevant financial information has been delivered pursuant to clause (a) or (b) of Section 7.1.1, and (C) an Authorized Officer of the Borrower shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including a calculation of compliance with the covenants set forth in Section 7.2.4) certifying as to the accuracy of clauses (A) and (B) above, the Borrower shall be permitted to pay cash dividends to the Parent to the extent necessary to enable the Parent to

                          (i) repurchase, redeem or otherwise acquire or retire
                  for value any common stock of the Parent, or any warrant, option or other right to acquire common stock of the Parent, from former employees or directors of the Parent or any Subsidiary for consideration not to exceed (x) $500,000 in the aggregate in any Fiscal Year (with unused amounts in any Fiscal Year being carried forward to subsequent Fiscal Years), and (y) in the case of any Itemized Executive, $2,000,000 per Itemized Executive (plus the amount of any proceeds of any key man life insurance received by the Borrower or any Subsidiary in respect of such Itemized Executive) in any Fiscal Year up to an aggregate amount not to exceed $5,000,000 in any Fiscal Year; provided, that the aggregate amount of all such repurchases made pursuant to this clause (i) shall not exceed $17,000,000 over the term of this Agreement (excluding the amount of any proceeds of any key man life insurance received by the Borrower or any Subsidiary in respect of any Itemized Executive);

                          (ii)  pay cash interest on the Senior Notes; and

                  (b) the Borrower shall be permitted to make Restricted Payments to the Parent in amounts required for the Parent to pay when due income and franchise taxes and other fees and expenses required to maintain its corporate existence and satisfy its reporting and financial obligations and to pay out-of-pocket costs, operating expenses and other amounts required to be paid by the Parent during such Fiscal Year.

         SECTION 7.2.7.  Capital Expenditures, etc.

                  (a) The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year set forth below in excess of the aggregate amount set forth opposite such Fiscal Year:



                               Fiscal Year                              Amount
                               -----------                              ------

                                  1999                                 $275,000,000
                                  2000                                 $295,000,000



                                  2001                                 $115,000,000
                                  2002                                  $55,000,000
                                  2003                                  $65,000,000
                                  2004                                  $75,000,000
                                  2005                                 $100,000,000
                        2006 and each Fiscal Year                       $95,000,000
                               thereafter


         provided, however, that to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to this
         Section 7.2.7 exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, up to 75% of such excess amount may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by the Borrower to the Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to the Borrower and its Subsidiaries using the amount of Capital Expenditures permitted by this Section 7.2.7 without giving effect to such carry-forward) and provided, further, that the amount of Capital Expenditures permitted to be made in the 1999 Fiscal Year and the 2000 Fiscal Year shall not include the Motorola Contribution or reimbursement payments to Nextel in an amount of (i) approximately $115,300,000 in respect of operational networks and other infrastructure in Hawaii, New York and other markets contributed by NWIP to the Parent and further contributed to the Borrower on the Closing Date and (ii) approximately $8,200,000 in respect of operational networks and other infrastructure in Georgia and other markets contributed by NWIP to the Parent and further contributed to the Borrower on the Restatement Effective Date.

                  (b) The parties acknowledge and agree that the permitted Capital Expenditure level set forth in clause (a) above shall be exclusive of the amount of Capital Expenditures actually made with cash equity capital contributions made, directly or indirectly, by any Person other than the Borrower and its Subsidiaries, after the Closing Date to the Borrower or any of its Subsidiaries and specifically identified in a certificate delivered by an Authorized Officer of the Borrower to the Agents prior to the time such capital contribution is made.

         SECTION 7.2.8. Consolidation, Merger, etc. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

                  (a) any such Subsidiary (other than the License Subsidiary) may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the surviving corporation of such combination or merger) or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; provided that, notwithstanding the above, a Subsidiary may only liquidate or dissolve into, or merge with and into, another Subsidiary of the Borrower if, after giving effect to such combination or merger, the Borrower continues to own (directly or indirectly), and the Administrative Agent continues to have pledged to it pursuant to a Security Agreement, a percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary surviving such combination or merger that is equal to or in excess of the percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary that does not survive such combination or merger that was (immediately prior to the combination or merger) owned by the Borrower or pledged to the Administrative Agent; and

                  (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person (or any division thereof) not then a Subsidiary, or acquire such Person by merger, if permitted (without duplication) pursuant to
         Section 7.2.7 to be made as a Capital Expenditure or if permitted (without duplication) pursuant to Section 7.2.5 to be made as an Investment.

         SECTION 7.2.9. Asset Dispositions, etc. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, any of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Stock of Subsidiaries) to any Person, unless

                  (a) such sale, transfer, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business (and does not constitute a sale, transfer, lease, contribution or other conveyance of all or a substantial part of the Borrower's and its Subsidiaries' assets, taken as a whole), is of obsolete or worn out property or is no longer useful in the business of the Borrower, (ii) permitted by
         Section 7.2.8, or (iii) between the Borrower and one of its Subsidiaries or between Subsidiaries of the Borrower;

                  (b) such sale, transfer, lease, contribution or conveyance constitutes (i) an Investment permitted under Section 7.2.5, (ii) a Lien permitted under Section 7.2.3, (iii) a License Exchange; provided, however, that the aggregate value of all Licenses exchanged for Licenses from a third party pursuant to clause (c) of the definition of "License Exchange" shall not exceed $20,800,000, or (iv) a Georgia Option Territories Exchange; or

                  (c) (i) such sale, transfer, lease, contribution or conveyance of such assets is for fair market value and the consideration consists solely of cash, (ii) the Net Disposition Proceeds received from such assets, together with the Net Disposition Proceeds of all other assets sold, transferred, leased, contributed or conveyed pursuant to this clause (c) since the Closing Date, does not exceed (individually or in the aggregate) $50,000,000 over the term of this Agreement and (iii) an amount equal to the Net Disposition Proceeds generated from such sale, transfer, lease, contribution or conveyance is applied to prepay the Loans pursuant to the terms of clause (d) of Section
         3.1.1 and Section 3.1.2.

         Any term or provision of this Section to the contrary notwithstanding, unless otherwise consented to by the Required Lenders (including pursuant to the NWIP Undertaking) or unless the consent of the Required Lenders is not required pursuant to the NWIP Undertaking, the Borrower will not permit any License Subsidiary to, and no such License Subsidiary shall, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, any of its assets (including the Licenses or Capital Stock of such License Subsidiary).

         SECTION 7.2.10. Modification of Certain Agreements. Without the prior written consent of the Required Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, the Preferred Stock (or any charter provisions relating thereto), any Senior Discount Notes (including any agreement or indenture related thereto or to the Senior Discount Note Issuance) or any Transaction Document or any schedules, exhibits or agreements related thereto, in each case which would (i) adversely affect the rights or remedies of the Lenders or the Borrower's or any other Obligor's legal ability or legal right or power to perform its respective material obligations hereunder or under any Loan Document to which it is a party, (ii) decrease the amount of Committed Equity contributed in respect of the Transaction or the Option Capitalization Transaction or (iii) increase the Borrower's or any of its Subsidiaries' obligations or liabilities, contingent or otherwise and such increase could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.2.11. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates (other than another Obligor) unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates; provided, however, that the Borrower and its Subsidiaries (a) may enter into and perform their obligations under the Transaction Documents to which each is a party as of the Closing Date, (b) may enter into any transaction involving the issuance of equity securities, employment agreements or payment of directors' fees and (c) may enter into any transaction which is approved by a majority of the disinterested directors of the Borrower.

         SECTION 7.2.12. Negative Pledges, Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement prohibiting

                  (a) (i) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired (other than in the case of any assets acquired with the proceeds of any Indebtedness permitted under clause (f) of Section 7.2.2 or subject to Capitalized Lease Liabilities permitted under such clause (f), customary limitations and prohibitions contained in such Indebtedness), or (ii) the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

                  (b) any Subsidiary from making any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

         SECTION 7.2.13. Liabilities of License Subsidiary. The Borrower will not permit any License Subsidiary to incur, assume or permit to exist any liabilities (other than under the Subsidiary Guaranty and the Subsidiary Security Agreement, the Communications Act and taxes and other liabilities incurred in the ordinary course in order to maintain its existence) or to engage in any business or activities other than holding of Licenses.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

         SECTION 8.1.1. Non-Payment of Obligations. (a) The Borrower shall default in the payment or prepayment when due of any principal of any Loan, (b) the Borrower shall default in the payment when due of any Reimbursement Obligation or deposit of cash collateral for purposes pursuant to Section 2.6.4, or (c) the Borrower or any other Obligor shall default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest or fee with respect to the Loans or Commitments or, on demand after presentation of appropriate backup documentation, of any other Obligation.

         SECTION 8.1.2. Breach of Warranty. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Agents, the Issuer, the Lead Arranger or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

         SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance and observance of any of its obligations under clause (f) of Section 7.1.1, Sections 7.1.9, 7.1.10, 7.1.11, the first sentence of 7.1.12 or Section 7.2.

         SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. The Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent at the direction of the Required Lenders.

         SECTION 8.1.5. Default on Other Indebtedness. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any of its Material Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         SECTION 8.1.6. Judgments. Any judgment or order for the payment of money in excess of $10,000,000 (not covered by insurance from a responsible insurance company that is not denying its liability with respect thereto) shall be rendered against the Borrower or any of its Material Subsidiaries or any other Obligor and either

                  (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or

                  (b) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION 8.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan:

                  (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $10,000,000; or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

         SECTION 8.1.8. Control of the Borrower. Any Change in Control shall occur.

         SECTION 8.1.9. Bankruptcy, Insolvency, etc. The Borrower or any of its Material Subsidiaries or any other Obligor shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Material Subsidiaries or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Material Subsidiaries or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Material Subsidiary and each other Obligor hereby expressly authorizes the Agents, the Issuer and each Lender to appear in any court conducting any relevant proceeding during such 60- day period to preserve, protect and defend their rights under the Loan Documents;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Material Subsidiaries or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such Material Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Material Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that the Borrower, each Material Subsidiary and each other Obligor hereby expressly authorizes the Agents, the Issuer and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                  (e) take any action authorizing, or in furtherance of, any of the foregoing.

         SECTION 8.1.10. Impairment of Security, etc. (a) Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; (b) the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or (c) any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document except to the extent any event referred to above (a) relates to assets of the Borrower or any of its Subsidiaries which are immaterial, (b) results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under any Security Agreement or to file continuation statements under the Uniform Commercial Code of any applicable jurisdiction or (c) is covered by a lender's title insurance policy and the relevant insurer promptly after the occurrence thereof shall have acknowledged in writing that the same is covered by such title insurance policy.

         SECTION 8.1.11. Licenses. The FCC shall terminate, revoke or fail to renew one or more Licenses, which individually or in the aggregate are material, of the Borrower or its Subsidiaries, taken as a whole.

         SECTION 8.1.12. Rights to Use. The Borrower's right to use the "Nextel" brand name or national switching infrastructure pursuant to the Trademark License Agreement and the Switch Sharing Agreement with Nextel or to acquire equipment incorporating the "iDEN" technology pursuant to the Infrastructure Equipment Purchase Agreement shall terminate prior to the stated expiration thereof, unless in either case such termination could not reasonably be expected to have a Material Adverse Effect because the parties have entered into replacement or successor agreements with respect thereto which are reasonably satisfactory to the Agents, or any default or termination of any rights under any material agreements, which occurrence or termination could reasonably be expected to have a Material Adverse Effect, shall occur.

         SECTION 8.1.13. Subscription and Contribution Agreement; Expansion Subscription and Contribution Agreement. Any party to the Subscription and Contribution Agreement or the Expansion Subscription and Contribution Agreement shall fail to comply with any funding or contribution obligation under any such agreement, which failure shall remain unremedied (either by cure by such Person or other Person) for a period of five Business Days.

         SECTION 8.1.14. License Transfer; Option License Transfer. The License Transfer shall fail to be consummated within 365 days following the Closing Date. The Option License Transfer shall fail to be consummated within 365 days following the Restatement Effective Date.

         SECTION 8.1.15. Nextel Operating Agreements. (i) Any Nextel Operating Agreement shall terminate or fail to be renewed (except (x) in the case of the Asset Transfer and Reimbursement Agreement, the Transition Services Agreement and the Infrastructure Equipment Purchase Agreement, at such time as all material obligations of the parties thereunder have been performed, (y) in the case of the Interim Management Agreement, pursuant to Section 8(c) thereof or
(z) the Analog Management Agreement), (ii) a Material Breach (as defined in the Joint Venture Agreement) described in Section 12.3 A, B or C of the Joint Venture Agreement shall occur and be continuing which could reasonably be expected to have a Material Adverse Effect, (iii) a Material Breach (other than a Material Breach described in Section 12.3 A, B or C of the Joint Venture Agreement) shall occur and continue unremedied after the expiration of all applicable grace periods and arbitration proceedings, or (iv) NWIP shall default in the due performance and observance of any of its obligations under the NWIP Undertaking which default could reasonably be expected to have a Material Adverse Effect.

         SECTION 8.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand and the Borrower shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

         SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than an Event of Default described in clauses (a) through (d) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable, require the Borrower to provide cash collateral to be deposited with the Administrative Agent in an amount equal to the undrawn amount of all Letters of Credit outstanding and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall deposit with the Administrative Agent cash collateral in an amount equal to all Letters of Credit Outstandings.


                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

         SECTION 9.1. Actions. Each Lender hereby appoints DLJ as its Syndication Agent and BOM as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agents to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which each of the Agents agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. The Agents may execute any of their respective duties under this Agreement, the Notes and each other Loan Document by or through their respective employees, agents and attorneys-in-fact. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agents, pro rata according to such Lender's percentage of the Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, either of the Agents in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which any Agent is not reimbursed by the Borrower or any other Obligor (and without limiting the obligation of the Borrower or any other Obligor to do so); provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from such Agent's gross negligence or wilful misconduct. An Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of either of the Agents shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 9.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 12:00 noon, Chicago, Illinois time, on the day prior to a Borrowing or Disbursement with respect to a Letter of Credit pursuant to Section 2.6.2 that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

         SECTION 9.3. Exculpation. None of the Agents or the Lead Arranger nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. None of the Agents or the Lead Arranger nor any of their respective directors, officers, employees or agents shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder, (ii) the performance or observance of any of the covenants or agreements of any Obligor under any Loan Document, including, without limitation, any agreement by an Obligor to furnish information directly to each Lender, (iii) the satisfaction of any condition specified in Article V, expect receipt of items required to be delivered solely to the Administrative Agent, (iv) the existence or possible existence of any Default or Event of Default, or (v) the financial condition of the Borrower or any other Obligor. Any such inquiry which may be made by an Agent or the Issuer shall not obligate it to make any further inquiry or to take any action. The Agents and the Issuer shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agents or the Issuer, as applicable, believe to be genuine and to have been presented by a proper Person.

         SECTION 9.4. Successor. The Syndication Agent may resign as such upon one Business Day's notice to the Borrower and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. The Administrative Agent may be removed at any time with or without cause by written notice received by the Administrative Agent from the Required Lenders, such removal to be effective on the date specified in such notice. If the Administrative Agent at any time shall resign or be removed, the Required Lenders may, with the prior consent of the Borrower (which consent shall not be unreasonably withheld or delayed) appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation or receiving notice of removal, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as the Administrative Agent, the provisions of (i) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement, and (ii) Section 10.3 and Section
10.4 shall continue to inure to its benefit. Notwithstanding anything else to the contrary in this Section 9.4, the Administrative Agent may at any time, without the consent of the Borrower or any Lender, appoint an Affiliate which is a commercial banking institution as a successor Administrative Agent.

         SECTION 9.5. Credit Extensions by Each Agent and Issuer. Each Agent and the Issuer shall have the same rights and powers with respect to (i) in the case of the Agents, the Credit Extensions made by it or any of its Affiliates and
(ii) in the case of the Issuer, the Loans made by it or any of its Affiliates, as any other Lender and may exercise the same as if it were not an Agent or the Issuer. Each Agent, the Issuer and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Agent or Issuer were not an Agent or Issuer hereunder.

         SECTION 9.6. Credit Decisions. Each Lender acknowledges that it has, independently of the Agents, the Lead Arranger, the Issuer and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agents, the Lead Arranger, the Issuer and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

         SECTION 9.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

         SECTION 9.8. The Syndication Agent, the Documentation Agent and the Administrative Agent. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, the Syndication Agent, the Documentation Agent and the Administrative Agent, each in such capacity, shall have no duties or responsibilities under this Agreement or any other Loan Document nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Syndication Agent, the Documentation Agent or the Administrative Agent, as applicable, in such capacity except as are explicitly set forth herein or in the other Loan Documents.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Borrower and each Obligor party thereto and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

                  (a) modify any requirement hereunder that any particular action be taken by all the Lenders shall be effective unless consented to in writing by each Lender;

                  (b) modify this Section 10.1, or clause (a) of Section 10.10, change the definitions of "Required Lenders" or "Interest Period", increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in Section 3.3 (other than the administration fee referred to in Section 3.3.2), release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, release the Parent from its obligations under the Parent Guaranty and Pledge Agreement, or release all or substantially all of the collateral security (except in each case as otherwise specifically provided in this Agreement, the Subsidiary Guaranty or a Security Agreement) or extend any Commitment Termination Date shall be made without the written consent of each Lender adversely affected thereby;

                  (c) extend the due date for, or reduce the amount of, any scheduled repayment of principal of or interest on or fees payable in respect of any Loan or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan or any Reimbursement Obligations (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor) or reduce the amount of, or postpone the scheduled date of, any mandatory reduction of any Commitment, without the written consent of the holder of the Note evidencing such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation;

                  (d) affect adversely the interests, rights or obligations of any Agent, the Issuer or the Lead Arranger (in its capacity as Agent, Issuer or Lead Arranger), unless consented to in writing by such Agent, the Issuer or the Lead Arranger, as the case may be;

                  (e) have the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Loan or the issuance of a Letter of Credit without the written consent of Lenders holding at least 51% of the Revolving Loan Commitments; or

                  (f) amend, modify or waive the provisions of clause (a)(i) of
         Section 3.1.1 or clause (b) of Section 3.1.2 without the consent of the holders of the Notes evidencing at least 51% of the aggregate amount of Loans outstanding under the Tranche or Tranches affected thereby.

No failure or delay on the part of any Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         For purposes of this Section 10.1, the Syndication Agent, in coordination with the Administrative Agent, shall have primary responsibility, together with the Borrower, in the negotiation, preparation, and documentation relating to any amendment, modification or waiver of this Agreement, any other Loan Document or any other agreement or document related hereto or thereto contemplated pursuant to this Section.

         SECTION 10.2. Notices. All notices, requests and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on Schedule II hereto or, in the case of a Lender which becomes a party hereto after the date hereof, as set forth in the Lender Assignment Agreement pursuant to which such Lender becomes a Lender hereunder or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, (i) if mailed and properly addressed with postage prepaid or (ii) if properly addressed and sent by pre-paid courier service, shall be deemed given when received, or
(iii) if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

         SECTION 10.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of each Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agents and of local or foreign counsel, if any, who may be retained by counsel to the Agents) in connection with

                  (a) the syndication by the Syndication Agent and the Lead Arranger of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

                  (b) the filing, recording, refiling or rerecording of the Mortgages and the Security Agreements and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of any Mortgage or any Security Agreement; and

                  (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agents and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Borrowings hereunder, the issuance of the Notes, the issuance of the Letters of Credit, or any other Loan Documents. The Borrower also agrees to reimburse each Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by such Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION 10.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitment, the Borrower indemnifies, exonerates and holds each Agent, the Lead Arranger, the Issuer and each Lender and each of their respective partners, trustees, officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to make any Credit Extension hereunder but excluding any such action in which a court of competent jurisdiction in a final non-appealable judgment determined that such Lenders breached their obligations hereunder in respect of such Credit Extension);

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Agent, the Lead Arranger, the Issuer or such Lender is party thereto;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the relevant Indemnified Party's gross negligence or wilful misconduct. Each Obligor and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, any Agent, the Lead Arranger, the Issuer or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent determined by a court of competent jurisdiction in a final proceeding to have resulted from the gross negligence or wilful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, such Obligor's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of such Obligor, to the extent permitted under applicable law, with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, such Obligor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 10.5. Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
Section 4.8 and Section 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 10.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 10.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 10.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts of this Agreement executed on behalf of the Borrower, the Agents, the Required Lenders and each Lender that has a Percentage of greater than zero in respect of the Term-C Loan Commitment (or notice thereof satisfactory to the Agents) shall have been received by the Agents.

         SECTION 10.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING THE LAW OF CONFLICTS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                  (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

         SECTION 10.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this Section 10.11.

         SECTION 10.11.1.  Assignments.  Any Lender (an "Assignor Lender"),

                  (a) with the written consents of the Borrower, the Agents and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the Issuer ((x) which consents shall not be unreasonably delayed or withheld, (y) which consents of the Agents and the Issuer shall not be required in the case of assignments made
         (1) to DLJ or any of its Affiliates or (2) by DLJ or any of its Affiliates to any commercial bank, fund which is regularly engaged in making, purchasing or investing in loans or securities or other financial institution the long-term certificate of deposit rating or long-term senior unsecured debt rating of which as determined by S&P or Moody's is at least BBB or Baa2 and (z) which consent of the Borrower shall not be required at any time when an Event of Default shall have occurred and be continuing), may at any time assign and delegate to one or more commercial banks, funds which are regularly engaged in making, purchasing or investing in loans or securities or other financial institutions, and

                  (b) with notice to the Borrower, the Agents and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the Issuer, but without the consent of the Borrower, the Agents or the Issuer, may assign and delegate to any of its Affiliates or to any other Lender or to a Related Fund of any Lender

(each such Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans and participations in Letters of Credit, of a constant, and not a varying, percentage) in a minimum aggregate amount equal to the lesser of (i) $1,000,000 or (ii) the then remaining amount of such Lender's Loans and Commitments; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 4.6 and the Borrower, each other Obligor and the Agents shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until (x) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agents by such Lender and such Assignee Lender, (y) such Assignee Lender shall have executed and delivered to the Borrower and the Agents a Lender Assignment Agreement, accepted by the Agents, and (z) the processing fees described below shall have been paid.

From and after the date that the Agents accept such Lender Assignment Agreement,
(i) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (ii) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within ten Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender), and to the extent requested, new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the Assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the Assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such Assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The Assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the Assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such Assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or to a Related Fund or if such assignment and delegation is by a Lender to a Federal Reserve Bank (or, if such Lender is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee), as provided below or is otherwise consented to by the

Administrative Agent. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void. Nothing contained in this Section 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans or participate in Letters of Credit of Letter of Credit Outstandings) under this Agreement and/or its Loans and/or its Notes hereunder (i) to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank or (ii) in the case of a Lender that is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee; provided that any such assignment to a trustee shall be subject to the provisions of clause (a) of this Section 10.11.1. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)) respectively, then the Borrower (with the consent of the Administrative Agent and the Issuer) shall have the right, but not the obligation, upon notice to such Lender and the Agents, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

         SECTION 10.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each such commercial bank and other Person being herein called a "Participant") participating interests in any of the Loans, Commitments, participations in Letters of Credit and Letters of Credit Outstandings or other interests of such Lender hereunder; provided, however, that

                  (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                  (c) the Borrower and each other Obligor and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                  (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, agree to any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to, a decrease in the principal amount, or an extension of the final Stated Maturity Date, of any Loan in which such Participant has purchased a participating interest or a release of all or substantially all of the collateral security under the Loan Documents or any Subsidiary Guarantor that is a Material Subsidiary under any Subsidiary Guaranty, in each case except as otherwise specifically provided in a Loan Document; and

                  (e) the Borrower shall not be required to pay any amount under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees, subject to clause (e) above, that, to the fullest extent permitted under applicable law, each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a
Lender.

         SECTION 10.12. Confidentiality. The Lenders shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or assignee or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

                  (a) unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

                  (b) prior to any such disclosure pursuant to this Section 10.12, each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                           (i)  to be bound by this Section 10.12; and

                           (ii) to require such Person to require any other
                  Person to whom such Person discloses such non-public information to be similarly bound by this Section 10.12; and

                  (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary.

         SECTION 10.13. Other Transactions. Nothing contained herein shall preclude the Agents or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 10.14. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER THAT IS BROUGHT IN THE STATE OF NEW YORK SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AND EXPRESSLY AND IRREVOCABLY APPOINTS CT CORPORATION SYSTEM AS ITS DOMICILE AND ADDRESS FOR SERVICE OF PROCESS FOR PURPOSES OF ANY ACTION AS TO WHICH IT HAS SUBMITTED TO JURISDICTION AS SET FORTH IN THIS SECTION 10.14, AND AGREES THAT SERVICE UPON SUCH AUTHORIZED AGENT SHALL BE DEEMED IN EVERY RESPECT SERVICE OF PROCESS UPON THE BORROWER OR ITS SUCCESSORS AND ASSIGNS, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON IT. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS

BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR THE ISSUER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY SUCH PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 10.15. Waiver of Jury Trial. THE AGENTS, THE LENDERS, THE ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, THE ISSUER OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE LENDERS AND THE ISSUER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                             NEXTEL PARTNERS OPERATING CORP.


                                             By /s/ John D. Thompson
                                                --------------------------------
                                                 Name: John D. Thompson
                                                 Title: CFO

                                             Address:    4500 Carillon Point
                                                         Kirkland, WA 98033

                                             Facsimile No.: (425) 828-8098

                                             Attention: John Thompson

                                    DLJ CAPITAL FUNDING, INC.,
                                        as the Syndication Agent and as Lender


                                    By /s/ Eugene F. Martin
                                       ----------------------------------------
                                        Name: Eugene F. Martin
                                        Title: Senior Vice President

                                    Address:    277 Park Avenue
                                                10th Floor
                                                New York, NY 10172

                                    Facsimile No.: (212) 892-6031

                                    Attention: Tanya Holman

                                    THE BANK OF NEW YORK,
                                        as the Documentation Agent and as Lender

                                    By /s/ Gerry Granovsky
                                       -----------------------------------------
                                        Name: GERRY GRANOVSKY
                                        Title: VICE PRESIDENT

                                    Address: One Wall St.
                                                16th Floor
                                                New York, NY 10286

                                    Facsimile No.: (212) 635-8593

                                    Attention: Gerry Granovsky

                                   BANK OF MONTREAL, Chicago Branch
                                       as the Administrative Agent and as Lender

                                    By /s/ Karen Klapper
                                       -----------------------------------------
                                        Name: Karen Klapper
                                        Title: Director

                                    Address:  430 Park Avenue
                                               New York, NY  10022

                                    Facsimile No.: (212) 605-1648

                                    Attention: Karen Klapper

                                                          LENDERS:


                                              BARCLAYS BANK PLC


                                              By  /s/ Timothy C. Harrington
                                                  ------------------------------
                                                  Name: Timothy C. Harrington
                                                  Title: Director

                                              By
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                   FIRST UNION NATIONAL BANK


                                                   By /s/ Mark L. Cook
                                                      --------------------------
                                                       Name: Mark L. Cook
                                                       Title: Senior Vice
                                                              President

                                          DRESDNER BANK AG NEW YORK & GRAND
                                          CAYMAN BRANCHES


                                          By /s/ Patrick A. Keleher
                                             -----------------------------------
                                              Name: Patrick A. Keleher
                                              Title: Vice PResident

                                          By /s/ Helen Ng, P.E.
                                             -----------------------------------
                                              Name: Helen Ng, P.E.
                                              Title: Assistant Vice President

                                                   THE FUJI BANK, LIMITED


                                                   By /s/ Teiji Teramoto
                                                      --------------------------
                                                       Name: Teiji Teramoto
                                                       Title: Vice President
                                                              and Manager

                                        CARAVELLE INVESTMENT FUND, LLC


                                        By /s/ Dean Criares
                                           -------------------------------------
                                            Name:
                                            Title: By: Caravelle Advisors L.L.C.
                                                       Dean Criares
                                                       Managing Director

                                        COBANK, ACB


                                        By /s/ Teresa L. Fountain
                                           -------------------------------------
                                            Name: Teresa L. Fountain
                                            Title: Assistant Corporate Secretary

                                        ELC (CAYMAN), LTD.


                                        By /s/ Thomas M. Finke
                                           -------------------------------------
                                            Name: Thomas M. Finke
                                            Title: Managing Director

                                     ELC (CAYMAN), LTD.
                                     CDO SERIES 1999-1


                                     By   E.A. Kratzman, III
                                       ---------------------------------------
                                        Name:   E.A. Kratzman, III
                                        Title:  Managing Director IDM

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By   Molly S. Fergusson
                                       ---------------------------------------
                                        Name:   Molly S. Fergusson
                                        Title:  Manager Operations

                                     KEYPORT LIFE INSURANCE COMPANY


                                     By   Brian W. Good
                                       ---------------------------------------
                                        Name:   Brian W. Good
                                        Title:  Vice President & Portfolio
                                                Manager

                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY


                                    By   Brian W. Good
                                      ---------------------------------------
                                       Name:   Brian W. Good
                                       Title:  Vice President,
                                               Stein Roe & Franham Incorporated,
                                               as Advisor to the Stein Roe
                                               Floating Rate Limited Liability
                                               Company

                                     MORGAN STANLEY DEAN WITTER
                                     PRIME INCOME TRUST


                                     By   Sheila Finnerty
                                        ---------------------------------------
                                        Name:   Sheila Finnerty
                                        Title:  Vice President

                                     MOUNTAIN CAPITAL CLO 1 LTD.


                                     By   Darren P. Riley
                                        ---------------------------------------
                                        Name:   Darren P. Riley
                                        Title:  Director

                                     OCTAGON LOAN TRUST
                                     By: Octagon Credit Investors,
                                         as Manager,


                                     By   Joyce C. DeLucca
                                        ----------------------------------------
                                        Name:   Joyce C. DeLucca
                                        Title:  Managing Director

                                     HARVARD MANAGEMENT COMPANY, INC.



                                     By   Timothy S. Petersoc
                                        ---------------------------------------
                                        Name:   Timothy S. Petersoc
                                        Title:  Authorized Signatory

                                     HIGHLAND CAPITAL MANAGEMENT, L.P.


                                     By    Mark K. Okada CFA
                                        ----------------------------------------
                                        Name:   Mark K. Okada CFA
                                        Title:  Executive Vice President
                                                Highland Capital Management LP

                                     THE TORONTO DOMINION (NEW YORK), INC.


                                     By  Jorge A. Garcia
                                        ----------------------------------------
                                        Name:   Jorge A. Garcia
                                        Title:  Vice President

                                     VAN KAMPEN PRIME RATE INCOME TRUST
                                     By Van Kampen Investment Advisory Corp.

                                     By  Darwin D. Pierce
                                        ----------------------------------------
                                        Name:   Darwin D. Pierce
                                        Title:  Vice President

                                                                      SCHEDULE I
                                                             to Credit Agreement




                               DISCLOSURE SCHEDULE

Item 6.7 ("Litigation")
    None.

Item 6.8 ("Existing Subsidiaries")
    NPCR, Inc., a Delaware corporation
    Nextel WIP Lease Corp., a Delaware corporation
    Nextel Partners of Upstate New York, Inc., a Delaware corporation

Item 6.11 ("Employee Benefit Plans")
    None.

Item 6.12 ("Environmental Matters")
    None.

Item 6.15 ("Schedule of Exceptions")

(a) Pursuant to Section 4.1 of the Agreement, the following sets forth certain disclosures and other exceptions to the representations made at Section 4.1 of the Agreement regarding the validity of the FCC Licenses. This schedule is divided into two parts: Part I addresses issues that may affect multiple licenses among the FCC Licenses, while Part II addresses issues that affect only individual licenses among the FCC Licenses.

                   Part I: Issues Affecting Multiple Licenses

    XI. Different Types of Licenses Carry Different FCC Obligations: The licensee rights and obligations applicable to the FCC Licenses are not uniform but rather depend upon the conditions under which each license was granted. The FCC Licenses generally fall into three categories as follows:

    11.1. EA Licenses: Some of the FCC Licenses are authorizations, or geographically "partitioned" portions of authorizations, that were issued to Nextel as a result of an FCC spectrum auction.

    11.2. Wide Area Licenses: Other licenses among the FCC Licenses were granted at specific sites, as opposed to Economic Areas. These licenses authorized Nextel to build out the related channels in analog or digital mode and were granted five-year waivers of the traditional one-year construction deadline applicable to site-specific licenses. These site-specific, five-year, analog/digital authorizations are known as Nextel's "wide-area" licenses. On May 20, 1997 the FCC issued an order (DA 97-1059) finding that the wide-area licenses of Nextel and other parties qualified for "rejustification" of their extended construction periods but also shortened the length of the construction periods from five years to two with a final deadline of May 20, 1999 or the earlier expiration date of the license, whichever comes first. On April 15, 1999, the FCC announced through a Public Notice (DA 99-698) that the FCC was temporarily suspending the May 20, 1999 construction deadline for wide-area licensees due to a decision by the U.S. Court of Appeals for the District of Columbia in Fresno Mobile Radio v. FCC, 165 F.3d 965 (D.C. Cir., Feb 5, 1999). On May 21, 1999, the FCC solicited comments on the construction requirements for 800 MHz wide area licensees (Public Notice, DA 99-974). The FCC has not released a decision in this proceeding.

    11.3. Analog Licenses: Another group of licenses reflected among the FCC Licenses were granted on a site-specific basis and authorized only analog operations. No waiver of the traditional one-year construction deadline was requested or granted. Other analog licenses among the FCC Licenses may appear on the FCC's database as owned by Nextel, but because Nextel has not yet closed on the purchase and sale of the facility, it may still be deemed subject to a Nextel management agreement and therefore not qualified for assignment from Nextel to any third party. Nextel is currently working to resolve these issues by closing on the related transactions.

    XII. Chadmoore Request for Finders Preference against Southeast Wide Area Licenses: On September 18, 1995 Chadmoore Communications ("Chadmoore") filed a request for a finder's preference (the "Chadmoore Request") against the "wide-area" authorizations initially granted to Transit Communications ("Transit"), which were subsequently assigned to Dial Call, Inc. and then assigned to Nextel. (Case No. 95F860). The Chadmoore Request alleged that Transit misrepresented the number of analog channels it had constructed on several analog stations, and that therefore the resulting wide-area grants on the same channels were improper. Chadmoore claimed that it should be awarded all of the wide-area licenses that were granted to Transit and now held by Nextel. Thus, if successful, Chadmoore may become a short-spaced co-channel licensee or an incumbent licensee in areas where Nextel is either assigning wide-area licenses or EA licenses as part of the FCC Licenses. In support of the Chadmoore Request, Chadmoore incorporated by reference numerous finder's preference requests filed against Transit's analog stations. The individual analog requests were filed by Chadmoore itself and by Peacock's Radio and Wild's Computer, Partnership ("Peacock"). On November 22, 1995, Dial Call, Inc. filed a Motion to Dismiss demonstrating numerous procedural defects with Chadmoore's filing. Chadmoore opposed the Motion. On January 31, 1997, the FCC requested further information from Nextel regarding Chadmoore's substantive allegations. On March 18, 1997, Nextel responded. Chadmoore replied to Nextel's filing on April 7, 1997. The Motion to Dismiss has not been ruled upon by the FCC and the FCC has not reached a decision in this proceeding. Further, through an agreement between Nextel and Peacock, Peacock has withdrawn 33 of the analog finder's preference requests that it had filed against the Transit stations. The FCC announced the withdrawal of the 33 Peacock cases by Public Notice, dated June 30, 1999 (DA 99-1123).

                  Part II: Issues Affecting Individual Licenses

I   WPDX385 in Worthington, IN (861, 863, 864, 865.1125, 862.6125): Nextel and
    the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility. Nextel expects to close the transaction in due course. Until consummation of the underlying transaction, Partner is subject to the FCC's rules regarding protection of "incumbent" SMR licensees.

II  WPLM745 (C Block EA License)/KNRU551, Clay City, IN (865.7375): The KNRU551
    865.7375 MHz channel is not on the list of assets to be assigned. On July 16, 1997, Nextel filed an informal request for reinstatement of channel
    865.7375 MHz due to an error by the FCC in superseding the license. The FCC has yet to act on this request. However, Nextel was awarded and is assigning the C Block EA license (WPLM745) to Partner. To moot this issue, Nextel will withdraw its informal request for action with the FCC to clear use of this channel pursuant to the EA license and to make clear that the KNRU551 license is no longer subject to any reinstatement request.

(b) Pursuant to Section 4.1 of the Asset Transfer and Reimbursement Agreement, the following sets forth certain disclosures and other exceptions to the representations made at Section 4.1 of the Asset Transfer and Reimbursement Agreement regarding the validity of the FCC Licenses. This schedule is divided into two parts: Part 1 addresses issues that may affect multiple licenses among the FCC Licenses, while Part II addresses issues that affect only individual licenses among the FCC Licenses.

                   Part I: Issues Affecting Multiple Licenses

         1. Different Types of Licenses Carry Different FCC Obligations: The licensee rights and obligations applicable to the FCC Licenses are not uniform but rather depend upon the conditions under which each license was granted.

         a. Wide Area Licenses: Other licenses among the FCC Licenses were granted at specific sites, as opposed to Economic Areas. These licenses authorized Nextel to build out the related channels in analog or digital mode and were granted five-year waivers of the traditional one-year construction deadline applicable to site-specific licenses. These site-specific, five-year, analog/digital authorizations are known as Nextel's "wide-area" licenses. On May 20, 1997 the FCC issued an order (DA 97-1059) finding that the wide-area licenses of Nextel and other parties qualified for "rejustification" of their extended construction periods but also shortened the length of the construction periods from five years to two with a final deadline of May 20, 1999 or the earlier expiration date of the license, whichever comes first, governing all of Nextel's wide-area licenses, Nextel recently filed a request for waiver of the rejustified deadlines, generally requesting additional time to construct the related facilities; the Commission has not yet acted on this waiver request, and there can be no assurance that this waiver request will be granted.

         b. Analog Licenses: Another group of licenses reflected among the FCC Licenses were granted on a site-specific basis and authorized only analog operations. No waiver of the traditional one-year construction deadline was requested or granted. Other analog licenses among the FCC Licenses may appear on the FCC's database as owned by Nextel, but because Nextel has not yet closed on the purchase and sale of the facility, it may still be deemed subject to a Nextel management agreement and therefore not qualified for assignment from Nextel to any third party. Nextel is currently working to resolve these issues by closing on the related transactions.

         2. Chadmoore Request for Finders Preference against Southeast Wide Area
Licenses: On September 18, 1995 Chadmoore Communications ("Chadmoore") filed a request for a finder's preference (the "Chadmoore Request") against the "wide-area" authorizations initially granted to Transit Communications ("Transit"), which were subsequently assigned to Dial Call, Inc. and then assigned to Nextel. (Case No. 95F860). The Chadmoore Request alleged that Transit misrepresented the number of analog channels it had constructed on several analog stations, and that therefore the resulting wide-area grants on the same channels were improper. Chadmoore claimed that it should be awarded all of the wide-area licenses that were granted to Transit and now held by Nextel. Thus, if successful, Chadmoore may become a short-spaced co-channel licensee or an incumbent licensee in areas where Nextel is either assigning wide-area licenses or

EA licenses as part of the FCC Licenses. In support of the Chadmoore
Request, Chadmoore Incorporated by reference numerous finder's preference requests filed against Transit's analog stations. The individual analog requests were filed by Chadmoore itself and by Peacock's Radio and Wild's Computer, Partnership ("Peacock"). On November 22, 1995, Dial Call, Inc. filed a Motion to Dismiss demonstrating numerous procedural defects with Chadmoore's filing. Chadmoore opposed the Motion. On January 31, 1997, the FCC requested further information from Nextel regarding Chadmoore's substantive allegations. On March 18, 1997, Nextel responded. Chadmoore replied to Nextel's filing on April 7, 1997. The Motion to Dismiss has not been ruled upon by the FCC and the FCC has not reached a decision in this proceeding. Further, through an agreement between Nextel and Peacock, Peacock has withdrawn 33 of the analog finder's preference requests that it had filed against the Transit stations.

         3. Canadian Border Channels: The channel targets set forth in this transaction for the Upstate New York Section include channels available to Nextel pursuant to a bilateral agreement between the government of the United States and the Government of Canada entitled, Special Coordination Procedure for the Use of Frequencies in the Bands 806-821 and 851-866 for Land Mobile Services (the "SCP"). On January 15, 1997, the Federal Communications Commission ("FCC") and Industry Canada, the Canadian telecommunications regulatory agency, approved this SCP to permit Clearnet Communications, Inc. ("Clearnet") and Nextel to implement spectrum efficient, seamless frequency-reuse plans in the common border area to increase each company's service capacity and to facilitate roaming. The SCP was necessary because the 800 MHZ Specialized Mobile Radio ("SMR") channels in the U.S. - Canada border area are split between the two countries and among SMR and non-SMR frequency pools resulting in different channels allocations and fewer channels being available for SMR use on both sides of the common border. See Arrangement between the Department of Communications of Canada and the Federal Communications Commission of the United States concerning the use of the ban 806-890 along the Canada-United States border, dated April 7, 1982 (the "Treaty").

         The SCP permits Clearnet and Nextel to each use specific channels within 100 km. of the U.S.-Canada border that are in the other countries' frequency allocation and to operate those channels in excess of the Power Flux Density limits specified in the Treaty subject to certain conditions including, among other things, that:

         - no service may be offered by Clearnet in the U.S. and by Nextel in Canada;

         - if these operations cause harmful electrical interference to primary operations in either country, the operator must take immediate action to mitigate the interference.

         - if the interference cannot be resolved, the interfering station must cease operation within 10 calendar days, except that, if operations under the SCP are causing interference to public safety licenses, the SCP authorized operation must immediately terminate upon being advised of the Interference.

In short, the SCP permits specified channels allocated for primary use by Canadian licensees in the border area within Canada to be used by Nextel in the U.S. within 100 km. of the border on a secondary basis to such Canadian licensee(s). Nextel's use of the primary Canadian channels is also secondary to any primary co-channel licensee in the U.S. outside of the 100 km. border area boundary.

         On May 24, 1998, the FCC and Industry Canada approved a revised SCP (superseding the first SCP) expanding the number of channels available to both Clearnet and Nextel and the number of regions in which sharing is permitted. The revised SCP includes all channels included in the original SCP. Thus, under the current revised SCP, Nextel may use 50 Canadian primary channels in the Upstate New York Section on a secondary, non-interference basis and Clearnet has reciprocal use of 50 U.S. primary channels in the Canadian border area. At present, the channels are deployed at approximately 70 IDEN sites in the Buffalo-Rochester-Syracuse area.

         It will be necessary for Nextel to seek FCC approval to "assign" its rights under the SCP for the Upstate New York Section (between 76N and 81N W longitude) to Partner to enable Partner to use the SCP frequencies under the transfer of control of Nextel WIP. Obtaining approval of this modification to the SCP (which may result in a new SCP between Clearnet and Partner) will also require coordination by the FCC and Clearnet with Industry Canada. Assuming governmental approval, Partner's use of the SCP channels will remain dependent on ongoing effective coordination with Clearnet.

         In addition, a third party licensee in Buffalo has challenged the validity of the SCP and the legality of the FCC's procedures in approving it. As a result, the FCC is considering adopting rules to govern future SCPs and specific procedures for site-specific licensing of channels under the SCP.

                  Part II: Issues Affecting Individual Licenses

         1. WNYA313, Lexington, KY (861-865.9125): Currently licensed to David Haag; Nextel has filed the FCC Form 405A (signed by the current licensee) to have the license cancelled by the FCC to clear the channels for assignment to License Sub. Such a request for cancellation is typically processed faster by the FCC than an application for assignment, which is subject to a Public Notice period. When the license cancellation request is granted and in final, License Sub. will receive authority on the subject channels through assignment of EA licenses WPLM680, WWPLM681 and WPLM682 (Block 47).

         2. KNRT425, Junction City, KY (853.9375): On July 27, 1997,
Metropolitan Communications, licenses of SMR Station WPDD407 filed a Request to Correct Radio Station Authorizations KNRT425, KNRT426 and KNRT427. Metropolitan alleged that it did not consent to have its station included in CellCall's applications for wide-area authority (which resulted in the grant of the above-referenced licenses). Metropolitan filed this request to ensure co-channel interference protection pursuant to Section 90.621 of the Commission's Rules.

Nextel now has an agreement to purchase the Metropolitan station and has filed an application for assignment of the facility. Nextel will work with Metropolitan to have them withdraw its pending Request. Once the Metropolitan license is granted, Nextel can then assign or cancel the Metropolitan license in order that License Sub have an unencumbered channel. Typically the FCC will not take action on the underlying issue raised in the proceeding when the parties withdraw the request as moot.

  3. KNRT 426, Lexington, KY - See KNRT 425 at Item 2.

  4. KNRT 427, Lexington, KY - See KNRT 425 at Item 2.

  5. WPCO299, Boise, ID (852.0375): This license is currently licensed to the former licensee, Rattan Shukla. The license was assigned to Nextel on June 29, 1998 but due to an application for renewal filed by the previous licensee, the FCC reassigned the license to 2.1. Mr. Shukla on August 24, 1998. Nextel will be contacting the FCC to properly revert the license back to Nextel.

  6. KNNH464, Little Falls, NY (856-860.1375): Nextel is reviewing its internal records to confirm that the transaction between the former licensee and Nextel has been consummated.

  7. KNRU396, Corpus Christi, TX (861-865.7375): Nextel and the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility. Nextel expects to close the transaction within the next two weeks.

  8. KNRU398, Corpus Christi, TX (861-865.1375): Nextel and the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility. Nextel expects to close the transaction within the next two weeks.

  9. WPEB370, Vidor, TX (853.4125): Nextel and the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility. Nextel expects to close the transaction within the next thirty to sixty days. If this transaction is not consummated by the time of the closing of the subject transaction between Nextel and License Sub, Nextel believes it can designate License Sub as the responsible assignee in the relevant transaction.

  10. WPE1816, Scranton, PA (861.3875): Nextel and the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility. Nextel expects to close the transaction within the next thirty to sixty days. If this transaction is not consummated by the time of the closing of the subject transaction between Nextel and License Sub, Nextel believes it can designate License Sub as the responsible assignee in the relevant transaction.

  11. WPEJ918, Honolulu, HI (854.7375): Nextel and the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility.

Nextel expects to close the transaction within the next thirty to sixty days. If this transaction is not consummated by the time of the closing of the subject transaction between Nextel and License Sub, Nextel believes it can designate License Sub as the responsible assignee in the relevant transaction.

  12. WPFZ932, Clarksville, NY (852.7125): Nextel and the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility. Nextel expects to close the transaction within the next thirty to sixty days. If this transaction is not consummated by the time of the closing of the subject transaction between Nextel and License Sub, Nextel believes it can designate License Sub as the responsible assignee in the relevant transaction.

  13. WPIU822, Gulf Breeze, FL (861-865.9875): Nextel and the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility. Nextel expects to close the transaction within the next thirty to sixty days. If this transaction is not consummated by the time of the closing of the subject transaction between Nextel and License Sub, Nextel believes it can designate License Sub as the responsible assignee in the relevant transaction.

  14. WPKK516, Victor, NY (864.0125): Nextel and the former licensee have not yet consummated the transaction. Thus, Nextel is not yet the legal owner of the subject facility. Nextel expects to close the transaction within the next thirty to sixty days. If this transaction is not consummated by the time of the closing of the subject transaction between Nextel and License Sub, Nextel believes it can designate License Sub as the responsible assignee in the relevant transaction.

Item 7.1.12 ("Leased Properties")

  [See Attached Chart.]


                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE

PA0133          Gameland          P-A133-A0            Mid Atlantic     Complete        $1,000

PA0134          COLEBROOK         P-A134-GO            Mid Atlantic     Complete        $  600              1/1/98

PA0138          Glenwood          P-A138-A             Mid Atlantic     Complete        $1,800              5/5/98

PA0139          Highspire         P-A139-DO            Mid Atlantic     Complete        $1,800             7/31/97

PA0143          Manchester        P-A143-AO            Mid Atlantic     Complete        $1,500             3/21/97

PA0145          Columbia          P-A145-B0            Mid Atlantic     Complete        $1,100             10/8/97

PA0146          Glenmoore         P-A146-CO            Mid Atlantic     Complete        $  600             3/31/97

PA0147          Millport                               Mid Atlantic     Complete        $1,767

PA0148          York              P-A148-CQ            Mid Atlantic     Complete        $1,500

PA0149          Potosi            P-A149-AO            Mid Atlantic     Complete        $1,000             2/12/97

PA0151          South York        P-A151-BO            Mid Atlantic     Complete        $1,500            10/27/97

PA0152          Elizabethtown     P-A152-BO            Mid Atlantic     Complete        $1,500

PA0290          Hershey           P-A290-BO            Mid Atlantic     Complete        $2,000              4/7/97

PA0351          Summerdale        P-A351-00            Mid Atlantic     Complete        $1,000

PA0354          Carlisle          P-A354-AO            Mid Atlantic     Complete        $1,000

PA0361          Dallastown        P-A361-BQ            Mid Atlantic     Complete        $1,200

PA0363          West York         P-A363-AO            Mid Atlantic     Complete        $1,500                XX

PA0506          Hunterstown       P-A506-AO            Mid Atlantic     Complete

PA0507          New Oxford        P-A507-AQ            Mid Atlantic     Complete

PA0508          Mt. Holly         P-A508-00            Mid Atlantic     Complete
                Springs

PA0512          Harrisburg        P-A512-AQ            Mid Atlantic     Complete
                West

PA0600          Allendale         P-A600-A0            Mid Atlantic     Complete        $1,000              5/1/98

PA0601          Rawlinsville      P-A601-B0            Mid Atlantic     Complete        $1,026              8/1/98

PA0603          East Earl                              Mid Atlantic     Complete

PA0130          Brecknock         P-A130-FO            Mid Atlantic     Complete        $  600              6/1/98

PA0131          Schoeneck         P-A131-DO            Mid Atlantic     Complete        $  800              6/1/98

PA0132          Hopeland          P-A132-CO            Mid Atlantic     Complete        $  700              1/1/98

PA0135          Londonderry       P-A135-JO            Mid Atlantic     Complete        $1,750              3/1/98

PA0136          Allendale         P-A136-EQ            Mid Atlantic     Complete        $1,350             12/1/98

PA0141          Summit            P-A141-GQ            Mid Atlantic     Complete        $  600              7/1/97

PA0142          Yocumtown         P-A142-DO            Mid Atlantic     Complete        $  600            12/16/97

PA0242          Panther Head      P-A242-AQ            Mid Atlantic     Complete        $1,000            10/23/98

PA0244          Swatara           P-A244-CQ            Mid Atlantic     Complete        $  750               XX

PA0274          Annville          P-A274-A             Mid Atlantic     Complete        $  600              6/1/98

PA0350          Green Spring      P-A350-AO            Mid Atlantic     Complete        $1,000              6/1/98

PA0355          Newville          P-A355-AO            Mid Atlantic     Complete        $  500



                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON             LANDLORD
CODE                                            CREATED (Y/N)            (Y/N)
PA0133    Colo                         N              Y                    y                                     Motorola C&E

PA0134    Colo                         Y              y                    y                                     Colebrook-Terry

PA0138    Colo                         Y              y                    y              tor, Site              Micronet, Inc.

PA0139    Colo                         Y              y                    y                                     AGA Association

PA0143    Colo                         Y              Y                    y                                     Motorola C&E

PA0145    Colo                         Y              Y                    y                                     Motorola C&E

PA0146    Colo                         Y              y                    y                   Lancaster Housing Auth

PA0147    Colo                         N              y                    y                   Blue Ridge Cable Techn

PA0148    Colo                         N              y                    y              ent/Gene               e York Water Comp

PA0149    Colo                         N              Y                    y                                     Motorola C&E

PA0151    Colo                         N              y                    y                   T. Kuhn to Robert Bran

PA0152    Colo                         N              y                    y                   Citadel Broadcasting

PA0290    Colo                         Y              y                    y              tor, Site              Micronet, Inc.

PA0351    Colo                         N              y                    y                                     Motorola C&E

PA0354    Colo                         N              y                    y              vid Grah               Borough Municipal

PA0361    Colo                         N              y                    y                   Dallastown-YOE Water Au

PA0363    Colo                         N              y                    y              nt/Gener               e York Water Comp

PA0506    Colo                                        y                    y              on Laug                ceton Towers - PA

PA0507    Colo                                        y                    y              on Laug                ceton Towers - PA

PA0508    Colo                                        y                    y                   Princeton Towers - PA

PA0512    Colo                                        y                    y                   American Tower System

PA0600                                                y                    y                                     Mark Bitting

PA0601    Colo                                        y                    y              ul Holli               DCA Radio Co., Inc.

PA0603    Colo                                        y                    y                   Triangle Communicati

PA0130    RL                           N              y                    y                   Lloyd, David & Ella Ma

PA0131    RL                           N              y                    y                                     F&M Hat Co., Inc

PA0132    RL                           N              y                    y                   Lester & Dorothy Bol

PA0135    RL                           N              y                      Director, Site                      Micronet, Inc.

PA0136    RL                           N              y                    y                                     PA Turnpike Comm

PA0141    RL                           Y              y                    y                   Richard K. Dennis

PA0142    RL                           Y              y                    y                   Steven A. Shue

PA0242    RL                           N              y                    y              artin Ma               M&S Mack

PA0244    RL                           N              y                    y                   Francis Ditzler

PA0274    RL                           Y              y                    y                   Henry Emrich

PA0350    RL                           Y              Y                    y             Bruce & Virginia Lon

PA0355    RL                           N              Y                    Y                   Harry C.Barrick, Jr.



                                                     LEASE INFORMATION

PROJECT                                                                           LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS                  CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)

PA0133        5 Harristown Road        Glen Rock          NJ           (07452               y                     y

PA0134        500 Hillcrest Road       Lancaster          PA         17603-2417             y                     y

PA0138        0 York Road, Bld         Jamison            PA            18929               n                     n

PA0139        Rittenhouse Square       Philadelphia       PA            19103               n                     y

PA0143        5 Harristown Road        Glen Rock          NJ           (07452               y                     y

PA0145        5 Harristown Road        Glen Rock          NJ           (07452               y                     y

PA0146        3 E. Farnum Street       Lancaster          PA            17602               y                     y

PA0147        1 Delaware Avenue        Palmerton          PA            18071               n                     y

PA0148         Market Street, P.O.     York               PA         17405-7089             y                     y

PA0149        5 Harristown Road        Glen Rock          NJ           (07452               y                     y

PA0151        60 Starcross Road        York               PA            17403               n                     y

PA0152        9 Buckingham Bl          Elizabethtown      PA            17022               n                     y

PA0290        0 York Road, Bld         Jamison            PA            18929               n                     n

PA0351        5 Harristown Road        Glen Rock          NJ            07452               y                     y

PA0354        3 W. South Street        Carlisle           PA            17013               y                     y

PA0361        of Red Lion, Cen         Red Lion           PA            17356               y                     y

PA0363        Market Street, P.O.      York               PA         17405-7089             y                     y

PA0506        56 Tamarack Circle       Skillman           NJ           (08558               y                     y

PA0507        56 Tamarack Circle       Skillman           NJ           (08558               y                     y

PA0508        2341 Belair Drive        Dover              PA         17315-3501             n                     y

PA0512        chmond Avenue            Houston            TX            77046               n                     y

PA0600        25 Linwood Street        New Cumberland     PA            17070               n                     y

PA0601                                 New Providence     PA            17560               n                     y

PA0603        40 West Main St          New Holland        PA            17557               n                     y

PA0130        61 Turtle Hill Road      Ephrata            PA            17522               n                     y

PA0131        Box 40, 103 Walnut       Denver             PA            17517               y                     y

PA0132        East 28th Div. H         Lititz             PA            17543               n                     y

PA0135        0 York Road, Bld         Jamison            PA            18929               n                     y

PA0136        P.O. Box 67676           Harrisburg         PA         17106-7676             y                     y

PA0141        295 Sipe Road            York Haven         PA            17370               n                     y

PA0142        Green Spring R           York               PA            17402               n                     y

PA0242        P.O. Box 452             Quakertown         PA            18951               n                     y

PA0244        RD # 1, Box 1585         Jonestown          PA            17038               n                     y

PA0274        575 N. Weber             Annville           PA            17003               n                     y

PA0350        110 Long Road            Newville           PA            17241               y                     y

PA0355        455 Center Road          Newville           PA            17241               n                     y



                                        LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT             COMMENTS


PA0133               n                                                               Affiliate

PA0134               n                                                               Affiliate

PA0138               y                                                            Consent/control
                                                                                      language

PA0139               y                                                            Consent/control
                                                                                      language

PA0143               n                                                               Affiliate

PA0145               n                                                               Affiliate

PA0146               n                                                               Affiliate

PA0147               y                                                            Consent/control
                                                                                      language

PA0148               n                                                               Affiliate

PA0149               n                                                               Affiliate

PA0151               y                                                            Consent/control
                                                                                      language

PA0152               y                                                            Consent/control
                                                                                      language

PA0290               y                                                            Consent/control
                                                                                      language

PA0351               n                                                               Affiliate

PA0354               n                                                               Affiliate

PA0361               n                                                               Affiliate

PA0363               n                                                               Affiliate

PA0506               n                                                               Affiliate

PA0507               n                                                               Affiliate

PA0508               y                                                            Consent/control
                                                                                      language

PA0512               y                                                            Consent/control
                                                                                      language

PA0600               y                                                            Consent/control
                                                                                     language

PA0601               y                                                            Consent/control
                                                                                      language

PA0603               n                                                                notice

PA0130               y                                                            Consent/control
                                                                                      language

PA0131               n                                                               Affiliate

PA0132               y                                                            Consent/control
                                                                                      language

PA0135               n                                                            Consent/contol
                                                                                      language

PA0136               n                                                               Affiliate

PA0141               y                                                            Consent/control
                                                                                      language

PA0142               y                                                            Consent/control
                                                                                      language

PA0242               y                                                            Consent/control
                                                                                      language

PA0244               y                                                            Consent/control
                                                                                      language

PA0274               y                                                            Consent/control
                                                                                      language

PA0350               n                                                               Affiliate

PA0355               n                                                                notice


                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE
PA0356          Stoughstown       P-A356-AO            Mid Atlantic     Complete        $1,000            6/1/98

PA0362          Smoketown         P-A362-AO            Mid Atlantic     Complete        $  700            7/1/98

PA0372          Landis Valley     P-A372-AO            Mid Atlantic     Complete        $  800            7/15/98

PA0501          Hanover           P-A501-00            Mid Atlantic     Complete

PA0503          East Berlin       P-A503-AO            Mid Atlantic     Complete        $  650

PA0509          Balltown          P-A509-00            Mid Atlantic     Complete

PA0510          Breezewood        P-A510-AQ            Mid Atlantic     Complete        $  650

PA0511          Walnut Bottom     P-A511-BQ            Mid Atlantic     Complete        $  750

PA0514          Falmouth          P-A514-00            Mid Atlantic     Complete        $  750

PA0520          Grandview         P-A520-AO            Mid Atlantic     Complete        $1,000

PA0521          Fairland          P-A521-AQ            Mid Atlantic     Complete        $1,000

PA0522          Paradise          P-A522-00            Mid Atlantic     Complete        $  825

PA0524          Adamstown         P-A524-OQ            Mid Atlantic     Complete

PA0527          Fontana           P-A527-00            Mid Atlantic     Complete

PA0528          Avon              P-A528-00            Mid Atlantic     Complete

PA0140          Camp Hill         P-A140-EQ            Mid Atlantic     Complete

PA0193          Beaver Creek      P-A193-00            Mid Atlantic     Complete

PA0194          Penobscot         P-A194-00            Mid Atlantic     Complete

PA0208          Bald Mounti       P-A208-00            Mid Atlantic     Complete

PA0209          Scranton          P-A209-00            Mid Atlantic     Complete

PA0234          I-40              P-A234-00            Mid Atlantic     Complete

PA0236          Pine Junction     P-A236-00            Mid Atlantic     Complete

PA0283          Catawissa         P-A283-00            Mid Atlantic     Complete
                Mountain
                                                                           59


                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON             LANDLORD
CODE                                            CREATED (Y/N)         (Y/N)
PA0356    RL                           y              Y                  y                                    Bruce & Emaline Mart

PA0362    RL                           n              y                  y                                    Elias & Linda Beiler

PA0372    RL                           y              y                  y                                       Nelson Roher

PA0501    RL                                          y                  y                                  Link Communications, I

PA0503    RL                                          Y                  y                                     James, Ruth & Thelma

PA0509    RL                                          y                  y                                     Fremont & Ethel Kunt

PA0510    RL                                          y                  y                                     Jeffery & Melody Asp

PA0511    RL                                          y                  y                                     Nathan & Julia Ebers

PA0514    RL                                          y                  y                                     Herman & Martha Zirk

PA0520    RL                                          y                  y                                    Charles & Marylin Zerp

PA0521    RL                                          y                  y                                    Jane Eshelman & Jean M

PA0522    RL

PA0524    RL                                          Y                  y                hton                Lauceton Towers - PA

PA0527    RL                                          Y                  y                               Princeton Towers - PA, Inc.

PA0528    RL                                          Y                  y                hton                 Lauceton Towers - PA

PA0140    TI                           Y              y                  y                                Presbyterian Apartments

PA0193                                                y                  y                                    Service Electric Co.

PA0194                                                y                  y                                   Robert Thoams Conw

PA0208                                                y                  y                                  Rob Conway & Thomas C

PA0209                                                y                  y               Council                   Plaza 550

PA0234                                                y                  y                                    Robert Thomas Conw

PA0236                                                y                  y                                    Service Electric Co.

PA0283                                                y                  y                                    Robert Thomas Conw

                    58



                               LEASE INFORMATION

PROJECT                                                                           LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS                  CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)
PA0356        McCullough Ro            Shippensbur         PA        17257                y                      y

PA0362        63 Witmer Road           Lancaster           PA        17602                n                      y

PA0372        2651 Oregon P            Lititz              PA        17543                n                      y

PA0501        5 Voglesong Ro           York                PA        17404                y                      y

PA0503        Frickes School           York Springs        PA        17372                n                      y

PA0509        415 Oxford Road          Gardners            PA        17324                n                      y

PA0510        0 The Spangler           New Oxford          PA        17350                y                      y

PA0511        44 Kline Road            Shippensbur         PA        17257                y                      y

PA0514        0 York Haven Ro          York Haven          PA        17370                n                      y

PA0520        091 Milton Grove         Mount Joy           PA        17552                n                      y

PA0521        375 Fruitville Pik       Manheim             PA        17545                n                      y

PA0522

PA0524        56 Tamarock Circle       Skillman            NJ       (08558                n                      y

PA0527

PA0528        56 Tamarock Circle       Skillman            NJ       (08558                n                      y

PA0140        2 North 2nd Street       Harrisburg          PA        17010                y                      y

PA0193        201 W  Centre Str        Mahanov             PA        17948                n                      y

PA0194        09 Madison Avenue        Scranton            PA        18510                n                      y

PA0208        09 Madison Avenue        Scranton            PA        18510                y                      y

PA0209        550 Clay Avenue          Scranton            PA        18510                n                      y

PA0234        09 Madison Avenue        Scranton            PA        18510                n                      y

PA0236        201 W  Centre Street     Mahanov             PA        17948                n                      y

PA0283        09 Madison Avenue        Scranton            PA        18510                n                      y
                                                                                          22                     55

                               LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)                             RETURN RECEIPT             COMMENTS

PA0356            n                                                                    affiliate

PA0362            y                                                                 consent/control
                                                                                       language

PA0372            y                                                                 consent/control
                                                                                       language
PA0501            n                                                                    affiliate

PA0503            n                                                                     notice

PA0509            n                                                                     notice

PA0510            n                                                                 consent/control
                                                                                       language
PA0511            n                                                                    affiliate

PA0514            n                                                                     notice

PA0520            n                                                                     notice

PA0521            n                                                                     notice

PA0522

PA0524            n                                                                     notice

PA0527

PA0528            n                                                                     notice

PA0140            n                                                                    affiliate

PA0193            y                                                                 consent/control
                                                                                       language

PA0194            y                                                                 consent/control
                                                                                       language

PA0208            n                                                                    affiliate

PA0209            y                                                                 consent/control
                                                                                       language

PA0234            y                                                                 consent/control
                                                                                       language

PA0236            y                                                                 consent/control
                                                                                       language

PA0283            y                                                                 consent/control
                                                                                       language

              NEXTEL SITE ID INFORMATION                                         LEASE INFORMATION

            PROJECT                                                                                       LEASE     COPY OF    COPY
             NAME                                                              LEASE     COLO/RAW LAND/  PAYMENTS    LEASE   SENT TO
PROJECT     (SITE         SITE ID           NEXTEL'S      SITE      LEASE   COMMENCEMENT    TENANT       STARTED    CREATED  PARTNER
  CODE       NAME)      (WITH PREFIX)      MARKET NAME   LEASED     RATE       DATE       IMPROVEMENT     (Y/N)      (Y/N)    (Y/N)
NEW YORK NON-SITE LEASES

NY004B   Rochester Sales Ofc/Whs           Upstate NY    Complete  $11,550   01-Jun-98                                 Y

NY005S   Schenectady Storage               Upstate NY    Complete   $1,500   01-Mar-98                                 Y


NY007S   Albany small storage              Upstate NY    Complete      $85   01-May-98                                 Y

NY009B   Albany/Colonie Office             Upstate NY    Complete  $12,204   18-Jun-98                                 Y


NY010B   Buffalo Amherst Sales             Upstate NY    Complete  $10,887   15-Jun-98                                 Y

NY9752   Syracuse RSO                      Upstate NY    Complete  $13,954   01-Jan-98                                 Y

                                                             6                                                         6
HAWAII NON-SITE LEASES

H100 1B  Hawaii Sales Office                  PNW        Complete  $19,290   30-Jun-98                                 Y

H1900 1  Hawaii Airport Engineering offi      PNW        Complete  $13,291   24-Nov-97                                 Y


                                                             2                                                         6
NON-SITE LEASES

PA       Mechanicsburg Sales/Whse          Mid Atlantic  Complete   $4,169    5/15/98                                  Y
OO7B

                                                         LEASE INFORMATION

                                                                                              FINANCING  LANDLORD            RETURN
                                                                                     LEASE     LANGUAGE  CONSENT   CONSENT   RECEIPT
PROJECT     CONTACT                                                          ZIP   ASSIGNABLE  PRESENT   REQUIRED  OBTAINED RECEIVED
  CODE      PERSON      LANDLORD          ADDRESS           CITY      STATE  CODE    (Y/N)      (Y/N)     (Y/N)     (Y/N)     (Y/N)
NEW YORK NON-SITE LEASES

NY004B                Winton Place      84 Humboldt       Rochester    NY   14609       N          Y         Y
                     Business Centre    Street
NY005S                  Marshal &       P.O. Box 3358     Schenect          12303                  N
                     Thomson Moving
                        & Storage
NY007S                 U-Haul Self                                                      N          N         N
                         Storage
NY009B                American Real     3 Columbia        Albany       NY   12203       N          Y         Y
                    Estate Investment,  Circle
                           LP
NY010B               300 Centerpointe   350 Essjay Road   Amherst      NY   14221       N          N         Y
                        Corporation
NY9752               Rockwest Center    1005 West Fayett  Syracuse     NY   13204       Y          Y         N
                         II, LLC
                                                                                        1          3
HAWAII NON-SITE LEASES

H100 1B              Paiea Properties   550 Paiea St      Honolulu     HI   96819       N          Y         Y

H1900 1             Airport Industrial  3375l Kaopaka     Honolulu     HI   96819       Y          Y         N
                     Assoc., A Hawaii   Street
                         Limited
                       Partnership
                                                                                        1          2
NON-SITE LEASES

PA                   First Industrial   P.O. Box 754      Chicago      IL   60675       N          Y         Y
OO7B                    Financing
                                                                                        0          1

                LEASE INFORMATION

PROJECT
  CODE                          COMMENTS
NEW YORK NON-SITE LEASES

NY004B               consent/no control language

NY005S               Off Rent Roll, being paid with P.O., 1 year
                     lease w/ auto renewal, either party may
                     terminate on 30 days notice
NY007S               contract/no lease

NY009B               consent/no controlling language/NCI
                     Guaranty survives assignment

NY010B               consent/controlling language

NY9752               affiliate/NCI guaranty survives assignment


HAWAII NON-SITE LEASES

H100 1B              NCI guaranty survies assignment

H1900 1 Incl. airport cell site; NIC guaranty survives assignment


NON-SITE LEASES

PA                   consent/control language
OO7B


              NEXTEL SITE ID INFORMATION                                         LEASE INFORMATION

               PROJECT                                                                            LEASE     COPY OF   COPY
                NAME            SITE ID   NEXTEL'S                     LEASE     COLO/RAW LAND/  PAYMENTS    LEASE   SENT TO
PROJECT        (SITE            (WITH      MARKET   SITE     LEASE  COMMENCEMENT    TENANT       STARTED    CREATED  PARTNER
  CODE          NAME)           PREFIX)    NAME    LEASED    RATE      DATE       IMPROVEMENT     (Y/N)      (Y/N)    (Y/N)
FL1932    Suwannee River       FL1932F   Florida  Complete  $1,750    Const           RL                       y

FL1037    Jennings             FL1037A   Florida  Complete  $1,500   10/20/97        Colo           y          Y        y

FL1200    Five Points          FL1200F   Florida  Complete  $1,750    Const          Colo                      y        y

FL1929    1-10 /1-75           FL1929F   Florida  Complete  $1,750    Const          Colo                      y        y

FL1931    Live Oak             FL1931F   Florida  Complete  $1,750    Const          Colo                      y        y

FL1933    Madison South        FL1933F   Florida  Complete  $1,750    Const          Colo                      y        y

FL1934    Greenville           FL1934F   Florida  Complete  $1,750    Const          Colo                      Y        y

FL1935    Aucilla River/110    FL1935F   Florida  Complete  $1,750    Const          Colo                      y        y

FL1936    Lloyd                FL1936A   Florida  Complete  $1,750    Const          Colo                      y        y

FL1944    Quincy               FL1944F   Florida  Complete  $1,750    Const          Colo                      y        y

FL1955    Hardaway             FL1955F   Florida  Complete  $1,750    Const          Colo                      y        y

FL7031    Hillcoat             FL7031C   Florida  Complete                           Colo           y          y        y

FL7049    Columbia             FL7049A   Florida  Complete  $1,750  at any time      Colo

FL19399   Drifton              FL1939F   Florida  Complete  $1,750    Const          Colo                      y        y

FL1945    Chattahoochee South  FL1945F   Florida  Complete  $1,750    Const                                    y        y

                                           15                                                                  14


                                                         LEASE INFORMATION

                                                                                                     FINANCING  LANDLORD
                                                                                            LEASE     LANGUAGE  CONSENT   CONSENT
PROJECT   CONTACT                                                                   ZIP   ASSIGNABLE  PRESENT   REQUIRED  OBTAINED
  CODE    PERSON        LANDLORD                ADDRESS            CITY     STATE   CODE    (Y/N)      (Y/N)     (Y/N)     (Y/N)
FL1932                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      y          y         n

FL1037             Communications Tower    1760 The Exchange NW  Atlanta      GA   30339      N          N         Y
                                                Suite 20

FL1200                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          Y         n

FL1929                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          Y         n

FL1931                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          Y         n

FL1933                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          Y         n

FL1934                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          Y         n

FL1935                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          Y         n

FL1936                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          Y         n

FL1944                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      y          y         n

FL1955                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          Y         n

FL7031    Prop.    Alltel Communications      P.O. Box 217       Little Rock  AR   72203      Y          Y         n
          Mngmt            Inc.
          Dept.

FL7049             Aubrey & Kelley Bailey

FL19399                  OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          y         n

FL1945                   OPM-USA           325 Interstate Blvd.  Sarasota     FL   34240      Y          Y         n
                                                                                              13         13


         LEASE INFORMATION
              RETURN
              RECEIPT
PROJECT       RECEIVED
  CODE          (Y/N)          COMMENTS
FL1932                     affiliate

FL1037                     consent/control
                           language

FL1200                     affiliate

FL1929                     affiliate

FL1931                     affiliate

FL1933                     affiliate

FL1934                     affiliate

FL1935                     affiliate

FL1936                     affiliate

FL1944                     affiliate

FL1955                     affiliate

FL7031                     affiliate

FL7049

FL19399                    affiliate

FL1945                     affiliate



                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE
NY5008          CATSKILL          U-008G-PO            Upstate          Complete        $1,750.00         08-Mar-98
                                                         NY
NY5010          ATHENS            U-010A-PO            Upstate          Complete        $1,500.00         20-Jun-98
                                                         NY
NY5022          MANOR ROCK        U-022A-PO            Upstate          Complete
                                                         NY
NY5028          EAST CHATHAM      U-028E-OO            Upstate          Complete
                                                         NY
NY5030          BALLSTON          U-030A-AO            Upstate          Complete        $1,250.00         03-Sep-98
                                                         NY
NY5032          ST. PETERS        U-032F-PO            Upstate          Complete        $2,000.00         20-Mar-98
                                                         NY
NY5036          PALMER RIDGE      U-036B-PO            Upstate          Complete        $1,866.00         17-Jul-98
                                                         NY
NY5038          GLEN FALLS        U-038B-PO            Upstate          Complete        $1,500.00         11-May-98
                                                         NY
NY5044          LAKE GEORGE       U-044B-AO            Upstate          Complete
                                                         NY
NY5110          RAVENA            U-110B-AP            Upstate          Complete        $1,500.00         6/15/98
                                                         NY
NY5115          MEADOW            U-115B-AP            Upstate          Complete
                                                         NY

NY5120          BETHLEHEM         U-120D-AP            Upstate          Complete        $1,666.00         09-Jun-98
                                                         NY

NY5125          OLCOTT HILL       U-125A-AP            Upstate          Complete        $1,600.00         16-Apr-98
                                                         NY
NY5135          SHAKER            U-135B-AP            Upstate          Complete
                                                         NY


NY5145          WESTMERE          U-145A-AP            Upstate          Complete        $1,800.00         16-Mar-98
                                                         NY


NY5150          SAMARITAN         U-150A-AP            Upstate          Complete        $1,000.00         03-Apr-98
                                                         NY
NY5155          NISKAYUNA         U-155B-AP            Upstate          Complete        Abatement         7/30/98
                                                         NY
NY5160          COLONIE           U-160E-AP            Upstate          Complete        Abatement         9/28/98
                                                         NY
NY5162          ST. GEORGE        U-162A-AP            Upstate          Complete        $1,667.00         25-Feb-98
                                                         NY
NY5167          CLIFTON PARK      U-167X-R1            Upstate          Complete          $700.00         08-Jul-98
                                                         NY
NY5170          Rotterdam         U-170C-AP            Upstate          Complete        $1,500.00         7/21/98
                                                         NY

                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON             LANDLORD
CODE      TENANT IMPROVEMENT                    CREATED (Y/N)
NY5008    Colo                                        y                  y                 Contracts           Sprint Spectrum
                                                                                            Manager
NY5010    Colo                                        y                  y                Pete Mercer         Hudson Valley RSA
                                                                                                              Cellular Partnership
NY5022    Colo                                        y                  y                                    Hudson Valley RSA
                                                                                                              Cellular Partnershhp
NY5028    Colo                                        y                                                        Arthur & Willis
                                                                                                                   Hammel
NY5030    Colo                                        y                                   Tom Wonsiew         Lane Enterprises, Inc.

NY5032    Colo                                        y                  y                Frank Fitzgerald    Saratoga Harness
                                                                                                                   Racing
NY5036    Colo                                        y                  y                Mobile/ATTN         Cellco Partnership
                                                                                            Network
NY5038    Colo                                        y                  y                 Contracts          Sprint Spectrum
                                                                                            Manager
NY5044    Colo                                        y                  y                Edward Dennis          Dennis
                                                                                                              Communications
NY5110    Colo                                        y                  y                 Contracts          Sprint Spectrum
                                                                                            Manager
NY5115    Colo                                        y                  y                Mobile/ATTN         Cellco Partnership
                                                                                            Network
NY5120    Colo                                        y                                      antic            Cellco Partnership
                                                                                          Mobile/ATTN:
                                                                                            Network
NY5125    Colo                                        y                  y                 Contracts          Sprint Spectrum
                                                                                            Manager
NY5135    Colo                                        y                  y                 Division             Time Warner
                                                                                          President            Entertainment-
                                                                                                              Advance/Newhouse
                                                                                                               Partnership
NY5145    Colo                                        y                  y                 Division             Time Warner
                                                                                          President            Entertainment-
                                                                                                              Advance/Newhouse
                                                                                                               Partnership
NY5150    Colo                                        y                                   P. Patterson         City of Troy

NY5155    Colo                                        y                                     Town               Town of Colonie
                                                                                          Atto0rney
NY5160    Colo                                        y                                   Town Attorney        Town of Colonie

NY5162    Colo                                        y                  y                Mobile/ATTN         Cellco Partnership
                                                                                            Network
NY5167    Colo                                        y                                                         Wayne Wagner

NY5170    Colo                                        y                                                       Edmund Moranski


                               LEASE INFORMATION

PROJECT                                                                           LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS                  CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)
NY5008        ain Street, 5            Kansas City         MO          64112            y                       y

NY5010        aconic Park               Chattam            NY          12037            y                       y

NY5022        e Taconic Pl              Catham             NY          12037            y                       y

NY5028         pper Cady               Old Chatham         NY          12136            y                       y

NY5030        tzdale Drive              Camp Hill          PA          17011            n                       y

NY5032        P.O. Box 35              arasota Spring      NY          12866            n                       y

NY5036        shington Vall             Bedminster         NJ          07921            y                       y

NY5038        sin Street, 5            Kansas City         MO          64112            y                       y

NY5044         County Rout               Argyle            NY          12809            y                       y

NY5110        ain Street, 5            Kansas City         MO          64112            y                       y

NY5115        shington Vall            Bedminster          NJ          07921            y                       y

NY5120        shington Vall            Bedminster          NJ          07921            y                       y


NY5125        ain Street. 5            Kansas City         MO          64112            y                       y

NY5135        shington Ave              Albany             NY          12203            N                       y



NY5145        shington Ave              Albany             NY          12204            N                       y



NY5150         Monument S               Troy               NY          12180            y                       y

NY5155         534 Loudon              Newtonville         NY          2128-050         y                       y

NY5160         534 Loudon              Newtonville         NY          2128-050         y                       y

NY5162        shington Vall            Bedminster          NJ          07921            y                       y

NY5167         entury Park             Clifton Park        NY          12065            y                       y

NY5170


                               LEASE INFORMATION


PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT             COMMENTS
NY5008            n                                                                  Affiliate

NY5010            N                                                                  Affiliate

NY5022            n                                                                  Affiliate

NY5028            n                                                                  affiliate

NY5030            n                                                                   notice

NY5032            n                                                                   Notice

NY5036            n                                                                  Affiliate

NY5038            n                                                                  Affiliate

NY5044            n                                                                  Affiliate

NY5110            n                                                                  Affiliate

NY5115            n                                                                  Affiliate

NY5120            n                                                                  Affiliate


NY5125            n                                                                  Affiliate

NY5135            y                                                               Consent/no control
                                                                                       language


NY5145            y                                                               Consent/no control
                                                                                       language


NY5150            n                                                                  Affiliate

NY5155            n                                                                  affiliate

NY5160            n                                                                  affiliate

NY5162            N                                                                  Affiliate

NY5167            n                                                                  affiliate

NY5170            n                                                                terminated by
                                                                                       market



          NEXTEL SITE ID INFORMATION                                       LEASE INFORMATION
                                                                                                   LEASE
PROJECT   PROJECT NAME       SITE ID         NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE      (SITE NAME)      (WITH PREFIX)          NAME                                              DATE
NY5255    WARNERS          U-255D-AP         Upstate            Complete      $1,689.33         03-Apr-98
                                               NY
NY5256    Meeker Hill      U-256C-AP         Upstate            Compiete      $2,002.42         13-Feb-98
                                               NY
NY5258    HOMER            U-258A-PQ         Upstate            Complete      $1,545.00         01-Jan-98
                                               NY
NY5260    CORTLAND         U-260D-AP         Upstate            Complete      $1,545.00         01-Mar-98
                                               NY
NY5262    MARATHON         U-262D-PQ         Upstate            Complete      $1,545.00         01-Jan-98
                                               NY
NY5264    WHITNEY          U-264A-PS         Upstate            Complete      $1,545.00         01-Dec-97
                                               NY
NY5266    Kirkwood         U-266A-AP         Upstate            Complete      $  300.00         01-May-98
                                               NY
NY5273    POPES RAVINE     U-273D-AP         Upstate            Compiete      $1,500.00         01-Jan-98
                                               NY
NY5276    ENDICOTT         U-276A-PQ         Upstate            Complete      $2,295.00         01-Jan-98
                                               NY
NY5282    Ingraham Hill    U-282C-AP         Upstate            Complete      $1,350.00         01-Feb-98
                                               NY
NY5300    FORT HILL        U-300A-PQ         Upstate            Complete      $1,689.33         01-Apr-98
                                               NY
NY5302    PITTSFORD        U-302C-PS         Upstate            Complete      $1,600.00               TBD
                                               NY
NY5304    MANCHESTER       U-304D-PQ         Upstate            Complete      $1,000.00        27 -Nov-97
                                               NY
NY5308    VICTOR           U-308A-A0         Upstate            Complete      $1,600.00        11 -Feb-98
                                               NY
NY5312    BRIGHTON         U-312A-PQ         Upstate            Complete      $1,200.00        17 -Nov-97
          SOUTH                                NY
NY5314    HENRIETTA        U-314E-PQ         Upstate            Complete      $1,500.00        21 -Jan-98
                                               NY
NY5316    WEST             U-316A-PS         Upstate            Complete      $1,500.00        18 -Feb-98
          HENRIETTA                            NY
NY5318    CLIFTON          U-318A-PS         Upstate            Complete      $1,545.00        01 -Jan-98
                                               NY
NY5320    BERGEN           U-320B-P0         Upstate            Complete      $1,500.00        15 -Jan-98
                                               NY
NY5324    WEST BATAVIA     U-324D-PQ         Upstate            Complete      $1,500.00         30-Jan-98
                                               NY
NY5326    PEMBROKE         U-326B-PQ         Upstate            Complete      $1,500.00        23 -Feb-98
                                               NY
NY5328    NORTH            U-32BA-PQ         Upstate            Complete      $1,545.00        31 -Dec-97
          WEBSTER                              NY
NY5330    MIDVALE          U-330E-PS         Upstate            Complete      $  800.00        20 -Nov-97
                                               NY
NY5334    ONTARIO          U-334A-00         Upstate            Complete      $1,546.00           10/5/98
                                               NY

                                                LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON             LANDLORD
CODE      TENANT IMPROVEMENT                    CREATED (Y/N)
NY5255     Colo                                       y                 y                 Manager, Real          AT&T Corp.
                                                                                           Estate
NY5256     Colo                                       y                 y                 Manager, Real          AT&T Corp.
                                                                                           Estate
NY5258     Colo                                       y                 y                 Robert O Bailey        Frontier

NY5260     Colo                                       y                 y                 Robert O Bailey        Frontier

NY5262     Colo                                       y                 y                 Robert O Bailey        Frontier

NY5264     Colo                                       y                 y                 Robert O Bailey        Frontier

NY5266     Colo                                       y                 y                 Richard Kocak       R. Kocak dba Tri-
                                                                                                            Cities Communications
NY5273     Colo                                       y                 y                 Paul T. Titus       Titus Broadcasting

NY5276     Colo                                       n                                                       Upstate Cellular

NY5282     Colo                                       y                 y                 nd Mobile Produ        Motorola

NY5300     Colo                                       y                 y                 Manager, Real          AT&T Corp.
                                                                                           Estate
NY5302     Colo                                       y                 y                                     Harris & Rainey
                                                                                                                Association
NY5304     Colo                                       y                 y                    Doroth        Village of Manchester

NY5308     Colo                                       y                 y                                      Flower City
                                                                                                           Communications, Inc.
NY5312     Colo                                       y                 y                                  Brighton Fire District

NY5314     Colo                                       y                                   Contract           Sprint Spectrum
                                                                                          Management
NY5316     Colo                                       y                                                      Robert & Betty Graham

NY5318     Colo                                                                                               Upstate Cellular

NY5320     Colo                                                                                                Sprint Spectrum

NY5324     Colo                                                                                                Sprint Spectrum

NY5326     Colo                                       y                 y                 Contract             Sprint Spectrum
                                                                                           Management
NY5328     Colo                                       y                 y               Robert O Bailey            Frontier

NY5330     Colo                                       y                 y               Peter D. Quinzi        Village of East
                                                                                                                  Rochester
NY5334     Colo                                       n                                                       Upstate Cellular


                                                      LEASE INFORMATION
PROJECT                                                                           LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS                CITY              STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)
NY5255         Promenade I           Atlanta              GA           30309                Y                        y

NY5256         Promenade I           Atlanta              GA           30310                y                        Y

NY5258         Pittsford-Vic        Pittsford             NY           14535                N                        y

NY5260         Pittsford-Vic        Pittsford             NY           14536                N                        y

NY5262         Pittsford-Vic        Pittsford             NY           14536                N                        y

NY5264         Pittsford-Vic        Pittsford             NY           14537                N                        y

NY5266         0Clinton Str        Binghamton             NY           13905                y                        y

NY5273         eorge F. Hi           Endwell              NY           13760                y                        y

NY5276

NY5282         ast Alonqui         Schaumburg             IL           60196                N                        y

NY5300         Promenade I           Atlanta              GA           30310                y                        y

NY5302          Monroe Av           Pittsford             NY           14534                y                        y

NY5304         Clifton Stre        Manchester             NY           14504                n                        y

NY5308         48 Lyell Ave         Rochester             NY           14606                n                        y

NY5312

NY5314         rand Ave. 12       Kansas City              MO          64112                y                        y

NY5316           Golden Ro         Rochester               NY          14624                y                        y

NY5318

NY5320

NY5324

NY5326          rand Ave, 12      Kansas City              MO          64112                y                        y

NY5328           Pittsford-Vic     Pittsford               NY          14537                N                        y

NY5330          W. Comme East     East Rochester           NY          14445                y                        y

NY5334

                                             LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT             COMMENTS
NY5255           N

NY5256           N

NY5258           y                                                             consent/control
                                                                                 language
NY5260           y                                                             consent/control
                                                                                 language
NY5262           y                                                             consent/control
                                                                                 language
NY5264           y                                                             consent/control
                                                                                 language
NY5266           n                                                                affiliate

NY5273           n                                                                affiliate

NY5276

NY5282           y                                                             consent/control
                                                                                 language
NY5300           N

NY5302           n                                                                affiliate

NY5304           y                                                             consent/control
                                                                                 language
NY5308           y                                                             consent/control
                                                                                   language
NY5312

NY5314           N                                                                affiliate

NY5316           n                                                                affiliate

NY5318

NY5320

NY5324

NY5326           N                                                                affiliate

NY5328           y                                                             consent/control
                                                                                 language
NY5330           n                                                                affiliate

NY5334


                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE
NY5171          SOUTH               U-171C-A2          Upstate          Complete        $1,500.00
                SCHNECTADY                               NY
NY5175          TROY                U-175B-AP          Upstate          Complete        $1,667.00         6/18/98
                                                         NY
NY5179          HOOSICK             U-179A-AP          Upstate          Complete        $1,666.00         24-Mar-98
                                                         NY
NY5182          Hurschfield Road    U-182A-AP          Upstate          Complete        $1,500.00         5/4/98
                                                         NY
NY5188          ST. JOHNSVILLE      U-188A-AP          Upstate          Complete        $1,850.00         9/6/98
                                                         NY
NY5190          SHOEMAKER           U-190A-PO          Upstate          Complete        $1,236.00         01-Dec-97
                                                         NY
NY5204          ONEIDA              U-204A-PQ          Upstate          Complete        $1,545.00         01-Feb-98
                                                         NY

NY5208          ROME                U-208E-AP          Upstate          Complete        $2,400.00         15-Jan-98
                                                         NY
NY5210          STOCKBRIDGE         U-210C-AP          Upstate          Complete        $1,300.00         25-Nov-98
                                                         NY
NY5212          MANLIUS             U-212C-AP          Upstate          Complete        $2,400.00         15-Jan-98
                                                         NY

NY5214          BALDWINSVILLE       U-214A-AP          Upstate          Complete        $1,545.00         12-Dec-97
                                                         NY
NY5223          WHITE LAKE          U-223D-A1          Upstate          Complete        $1,545.00         01-Dec-97
                                                         NY
NY5224          OOT PARK            U-224D-PQ          Upstate          Complete        $1,545.00         01-Dec-97
                                                         NY
NY5229          SYRACUSE            U-229B-AP          Upstate          Complete          $500.00         01-Mar-98
                AIRPORT                                  NY
NY5232          CICERO              U-232A-AP          Upstate          Complete        $1,545.00         01-Dec-97
                                                         NY
NY5235          WOODWARD            U-235C-PS          Upstate          Complete        $1,545.00         01-Dec-97
                                                         NY
NY5238          Highway 481 Cicero  U-238A-AP          Upstate          Complete        $1,545.00         01-Dec-97
                                                         NY
NY5244          WESTVALE            U-244D-AP          Upstate          Complete        $1,545.00         01-Mar-98
                                                         NY
NY5250          FAIRMONT            U-250A-AP          Upstate          Complete         $1042.00         25-May-98
                                                         NY
NY5251          JUNIUS              U-251C-PQ          Upstate          Complete        $1,545.00         01-Dec-98
                                                         NY
NY5252          PORT BYRON          U-252C-PO          Upstate          Complete        $1,545.00         01-Dec-97
                                                         NY
NY5254          JORDAN              U-254A-AP          Upstate          Complete        $1,978.00         01-Mar-98
                                                         NY

                                                 LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON        LANDLORD
CODE      TENANT IMPROVEMENT                    CREATED (Y/N)
NY5171    Colo                                       y                 y                                     Town of Rotterdam

NY5175    Colo                                       y                 y                                     Cellco Partnership

NY5179    Colo                                       y                 y                                          Cellco
                                                                                                             Partnership/Loraine
                                                                                                               Clifford Surdam
NY5182    Colo                                       y                 y             Contracts                Sprint Spectrum
                                                                                      Manager
NY5188    Colo                                       y                 y             Contracts                Sprint Spectrum
                                                                                      Manager
NY5190    Colo                                       y                 y            Robert 0 Bailey             Frontier

NY5204    Colo                                                         y            Robert 0 Bailey          Upstate Cellular

NY5208    Colo                                       y                 y              Division                 Time Warner
                                                                                      President               Entertainment-
                                                                                                            dvance/Newhouse
                                                                                                               Partnership
NY5210    Colo                                       y                 y              William J.             Waffen Broarkdating
                                                                                       Warre
NY5212    Colo                                       y                 y              Division                 Time Warner
                                                                                      President              Entertainment-
                                                                                                             Advance/Newhouse
                                                                                                               Partnership
NY5214    Colo                                       y                 y            Robert 0 Bailey             Frontier

NY5223    Colo                                       y                 y                                     Lasalle Syracuse

NY5224    Colo                                       y                 y            Robert 0 Bailey             Frontier

NY5229    Colo                                       y                 y             Contracts               Sprint Spectrum
                                                                                      Manager
NY5232                                               y                 y            Robert 0 Bailey             Frontier

NY5235    Colo                                       y                 y            Robert 0 Bailey             Frontier

NY5238    Colo                                       y                 y            Robert 0 Bailey             Frontier

NY5244    Colo                                       y                 y                                     Upstate Cellular

NY5250    Colo                                       y                 y             Supervisor              Town of Camillus

NY5251    Colo                                       y                 y            Robert 0 Bailey             Frontier

NY5252    Colo                                       y                 y            Robert 0 Bailey             Frontier

NY5254    Colo                                       y                 y                                     Upstate Cellular

                                                     LEASE INFORMATION

PROJECT                                                                           LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS                  CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)
NY5171         0 Sunrise B                  Rotterdam     NY         12306                y                       y

NY5175

NY5179         4013 NY 7                  Hoosick Falls   NY         12090                y                       y

NY5182         ain Street,                 Kansas City    MO         64112                y                       y

NY5188         ain Street, 5               Kansas City    MO         64112                y                       y

NY5190         Pittsford-Vic                Pittsford     NY         14534                N                       Y

NY5204         Pittsford-Vic                Pittsford     NY         14534                N                       y

NY5208         ampus Woo                    E Syracuse    NY         13057                N                       y


NY5210         Genesee St                     Oneida      NY         13421                y                       y

NY5212         ampuswoo                    East Syracuse  NY         13057                n                       y

NY5214         Pittsford-Vic                Pittsford     NY         14534                N                       y

NY5223         5 Randell R                   Syracuse     NY         13214                N                       Y

NY5224         Pittsford-Vic                Pittsford     NY         14534                N                       y

NY5229         nd Avenue,                  Kansas City    MO         64112                y                       y

NY5232         Pittsford-Vic                Pittsford     NY         14534                N                       y

NY5235         Pittsford-Vic                Pittsford     NY         14534                N                       y

NY5238         Pittsford-Vic                Pittsford     NY         14534                N                       y

NY5244         0 Pittsford R                Pittsford     NY         14534                n                       y

NY5250         est Geness                    Syracuse     NY         13219                y                       y

NY5251         Pittsford-Vic                Pittsford     NY         14534                N                       y

NY5252         Pittsford-Vic                Pittsford     NY         14534                N                       y

NY5254

                                                     LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT          COMMENTS
NY5171          n                                                              Affiliate

NY5175

NY5179          n                                                              Affiliate

NY5182          N                                                              Affiliate

NY5188          n                                                              Affiliate

NY5190          y                                                            Consent/control
                                                                                 language
NY5204          y                                                            consent/control
                                                                                 language
NY5208          y                                                            Consent/ no control
                                                                                 language

NY5210          n                                                              affiliate

NY5212          y                                                             LL consent

NY5214          y                                                            consent/control
                                                                                language
NY5223          N                                                                Notice

NY5224          Y                                                            consent/control
                                                                                 language
NY5229          n                                                              Affiliate

NY5232          y                                                           consent/control
                                                                                language
NY5235          y                                                           consent/control
                                                                                language
NY5238          y                                                           consent/control
                                                                                language
NY5244          y                                                           Notice to LL, see
                                                                              Sec. 25 MSA
NY5250          n                                                              affiliate

NY5251          y                                                           consent/control
                                                                               language
NY5252          y                                                           consent/control
NY5254


                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                          LEASE
PROJECT         PROJECT NAME        SITE ID          NEXTEL'S MARKET   SITE LEASED     LEASE RATE      COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)           NAME                                             DATE
NY5335          WEBSTER           U-335C-P0            Upstate          Complete        $1,500            TBD
                                                         NY
NY5336          BROCKPORT         U-3360-00            Upstate          Complete        $1,500            TBD
                                                         NY
NY5338          MACEDON           U-3380-00            Upstate          Complete        $1,546            10/5/98
                                                         NY
NY5340          BRIGHTON          U-340B-PS            Upstate          Complete        $1,200            09-Mar-99
                                                         NY
NY5342          NEWARK            U-3420-00            Upstate          Complete        $1,546            TBD
                                                         NY
NY5344          CANADAIGUA        U-3440-00            Upstate          Complete        $1,500            10/1/98
                                                         NY
NY5350          GLEN HAVEN        U-35DC-PS            Upstate          Complete        $1,200            11-Mar-98
                                                         NY
NY5365          NORTH GATES       U-365A-PS            Upstate          Complete        $1,545            25-Feb-98
                                                         NY
NY5375          BARNARD           U-375E-PS            Upstate          Complete        $1,645            01-Dec-98
                                                         NY
NY5380          COLDWATER         U-380B-PS            Upstate          Complete        $1,545            25-Feb-98
                                                         NY
NY5390          SPENCERPORT       U-390B-PQ            Upstate          Complete        $1,700            15-Jan-98
                                                         NY
NY5400          LANCASTER         U-400B-PS            Upstate          Complete        $2,500            26-Nov-97
                                                         NY
NY5402          DEPEW             U-402F-P0            Upstate          Complete        $1,500            05-Mar-98
                                                         NY
NY5404          ELMA              U-404B-00            Upstate          Complete        $1,500            26-Jan-98
                                                         NY
NY5406          Orchard Park      U-406E-PQ            Upstate          Complete        $1,100            06-Feb-98
                                                         NY
NY5408          HAMBURG           U-408D-PQ            Upstate          Complete        $1,250            01-May-98
                                                         NY
NY5410          EDEN              U-410J-00            Upstate          Complete        $1,545            01-May-98
                                                         NY
NY5416          FORKS             U-416A-00            Upstate          Complete        $2,045            26-Feb-98
                                                         NY
NY5418          LACKAWANNA                             Upstate          Complete        $1,545            10/6/98
                                                         NY
NY5419          CHEEKTOWAGA       U-419D-P0            Upstate          Complete        $1,997            01-Dec-97
                                                         NY
NY5434          PINE HILL         U-4340-00            Upstate          Complete        $1,250            01-Apr-98
                                                         NY
NY5437          CLEVELAND         U-437A-P0            Upstate          Complete        $1,800            12-Mar-98
                HILL                                     NY
NY5440          AMHERST           U-4400-00            Upstate          Complete        $1,545            01-Apr-98
                                                         NY
NY5443          KENMORE           U-443B-P0            Upstate          Complete        $2,000            24-Apr-98
                                                         NY


                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON            LANDLORD
CODE      TENANT IMPROVEMENT                    CREATED (Y/N)
NY5335    Colo                                    y                   y                                        James F. Bauman

NY5336    Colo                                    y                   y                     Contract           Sprint Spectrum
                                                                                           Management
NY5338    Colo                                                                                                 Upstate Cellular

NY5340    Colo                                    Y                   y                                        Comp-Son Associate

NY5342    Colo                                    Y                   y                 Robert 0 Bailey        Frontier

NY5344    Colo                                    Y                   y                    Contracts           Sprint Spectrum
                                                                                            Manager
NY5350    Colo                                    Y                   y                    R. Lindsay          Sean Breeze & Vicinty
                                                                                                               Water District
NY5375    Colo                                                                                                 Upstate Cellular

NY5380    Colo                                    Y                   y                                        Upstate Cellular

NY5390    Colo                                    y                   y                     Contract           Sprint Spectrum
                                                                                           Management
NY5400    Colo                                    Y                   y                   Joe Laraiso          Buffalo Crushed Stone

NY5402    Colo                                    y                   y                     Contract           Sprint Spectrum
                                                                                           Management
NY5404    Colo                                    y                   y                     Contract           Sprint Spectrum
                                                                                           Management
NY5406    Colo                                    Y                   y                   s. A. Moffow         W.G. Arthur, Inc

NY5408    Colo                                    Y                   y                       ite              SBA Tower
                                                                                         Administration
NY5410    Colo                                    Y                   y                                        Upstate Cellular

NY5416    Colo                                    Y                   y                                        Upstate Cellular

NY5418    Colo                                    y                   y                                        Upstate Cellular

NY5419    Colo                                    y                   y                                        Buffalo Crushed Stone

NY5434    Colo                                    y                   y                       ite              SBA Tower
                                                                                         Administration
NY5437    Colo                                    y                   y                                        Erie County Water

NY5440    Colo                                    y                   y                                        Upstate Cellular

NY5443    Colo                                    y                   y                  Village Clerk         Village of Kenmor


PROJECT                                                                           LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS                  CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)

NY5335

NY5336    rand Ave, 12                  Kansas City       MO          64112             y                          y

NY5338

NY5340    d Chain Brid                  McLean            VA          22101             y                          y

NY5342    Pittsford-Vic                 Pittsford         NY          14537             N                          y

NY5344    nd Avenue,                    Kansas City       MO          64112             y                          N

NY5350    O Seneca R                    Rochester         NY          14622             y                          y

NY5365    ittsford-Vict                 Pittsford         NY          14534             n                          y

NY5375

NY5380    ittsford-Vict                 Pittsford         NY          14534             n                          y

NY5390    rand Ave, 12                  Kansas City       MO          64112             y                          y

NY5400    P.O.Box 71                    Buffalo           NY          14224             Y                          y

NY5402    rand Ave, 12                  Kansas City       MO          64112             y                          y

NY5404    rand Ave, 12                  Kansas City       MO          64112             y                          Y

NY5406    est Quaker                    Orchard Par       NY          14127             y                          y

NY5408    Center Roa                    Boca Raton        FL          14450             n                          y

NY5410    ittsford-Vict                 Pittsford         NY          14534             n                          y

NY5416    ittsford-Vict                 Pittsford         NY          14534             n                          y

NY5418    ittsford-Vict                 Pittsford         NY          14534             n                          y

NY5419

NY5434    Center Roa                    Boca Raton        FL          33486             n                          y

NY5437    Building, 2                   Buffalo           NY          14203             y                          y

NY5440    ittsford-Vict                 Pittsford         NY          14534             n                          y

NY5443    Delaware A                    Kenmore           NY          14217             n                          y




PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT             COMMENTS

NY5335

NY5336              N                                                               affiliate

NY5338

NY5340              y                                                               affiliate

NY5342              y                                                               Consent/control
                                                                                    language
NY5344                                                                              Affiliate

NY5350              N                                                               Affiliate

NY5365              y                                                               Notice to LL, see
                                                                                    Sec. 25 MSA
NY5375

NY5380              y                                                               Notice to LL, see
                                                                                    Sec. 25 MSA
NY5390              N                                                               affiliate

NY5400              n                                                               affiliate

NY5402              N                                                               affiliate

NY5404              N                                                               affiliate

NY5406              n                                                               affiliate

NY5408              y                                                               LL consent under
                                                                                    MSA
NY5410              n                                                               Notice to LL, see
                                                                                    Sec. 25 MSA
NY5416              y                                                               Notice to LL, see
                                                                                    Sec. 25 MSA
NY5418              y                                                               Notice to LL. see
                                                                                    Sec. 25 MSA
NY5419

NY5434              y
                                                                                    LL consent under
                                                                                    MSA
NY5437              n                                                               affiliate

NY5440              y                                                               Notice to LL, see
                                                                                    Sec. 25 MSA
NY5443              n                                                               consent/controlling
                                                                                    language


                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE
NY5445           TONAWANDA         U-445A-PS               Upstate       Complete       $1,250.00          1-May-98
                                                              NY
NY5448           NORTH FOREST      U-448A-P0               Upstate       Complete       $1,545.00          0-Jan-98
                                                              NY
NY5451           GRAND ISLAND      U-4510-00               Upstate       Complete       $1,545.00          1-Dec-97
                                                              NY
NY5454           HOFFMAN           U-454B-PS               Upstate       Complete       $1,545.00          1-Jan-98
                                                              NY
NY5457           GRIFFON PARK      U-457D-P0               Upstate       Complete       $1,545.00          3-Feb-98
                                                              NY
NY5463           SANBORN           U-463C-P0               Upstate       Complete       $1,500.00          9-Apr-98
                                                              NY
NY5466           LEWISTON          U-466A-00               Upstate       Complete       $1,545.00          1-May-98
                                                              NY
NY5468           Lockport          U-4680-00               Upstate       Complete       $1,500.00             TBD
                                                              NY
NY5470           BRANT             U-470A-P0               Upstate       Complete       $1,545.00          1-Dec-97
                                                              NY
NY5474           POMFRET           U-474A-P0               Upstate       Complete       $1,236.00          4-Feb-98
                                                              NY
NY5476           WESTFIELD         U-476A-P0               Upstate       Complete       $1,236.00          1-Dec-97
                                                              NY
NY5642           HASTING                                                 Complete

NY5660           GENESEO           U-6600-00               Upstate       Complete       $1,500.00
                                                              NY
NY5662           MT.MORRIS         U-6620-00               Upstate       Complete       $1,545.00
                                                              NY
NY5664           CONESUS           U-6640-00               Upstate       Complete       $1,500.00
                                                              NY
NY5666           WAYLAND           U-6660-00               Upstate       Complete       $  350.00
                                                              NY
NY5668           COHOCTON          U-6680-00               Upstate       Complete       $1,236.00
                                                              NY
NY5670           FRONTIER/AVOCA    U-670A-00               Upstate       Complete       $1,236.00
                                                              NY
NY5672           SAVONA            U-6720-00               Upstate       Complete       $1,500.00
                                                              NY
NY5674           CAMPBELL          U-674A-00               Upstate       Complete       $1,236.00
                                                              NY
NY5676           CORNING           U-676A-00               Upstate       Complete       $1,545.00
                                                              NY
NY5678           HORSEHEADS        U-678A-00               Upstate       Complete       $1,236.00
                                                              NY
NY5680           COMFORT HILL      U-6800-00               Upstate       Complete       $1,785.00
                                                              NY
NY5682           CAYUTA            U-682A-00               Upstate       Complete       $1,236.00
                                                              NY



                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON             LANDLORD
CODE      TENANT IMPROVEMENT                    CREATED (Y/N)
NY5445       Colo                                       Y              y                Ken Olsen                FM Communcations

NY5448       Colo                                       Y              y                                         Upstate Cellular

NY5451       Colo                                       Y              y                                         Upstate Cellular

NY5454       Colo                                       Y              y                                         Upstate Cellular

NY5457       Colo                                       Y              y                Robert  Bailey O         Frontier

NY5463       Colo                                                                                                Upstate Cellular

NY5466       Colo                                       Y              y                                         Upstate Cellular

NY5468       Colo                                       Y              y                                         Diane Storey

NY5470       Colo                                       y              y                Robert  Bailey O         Upstate Cellular

NY5474       Colo                                       y              y                Robert  Bailey O         Upstate Cellular

NY5476       Colo                                       y              y                Robert  Bailey O         Upstate Cellular

NY5642       Colo                                       y              y                                         Hadwin C. Fuller

NY5660       Colo                                       Y              y                Contracts                Sprint Spectrum
                                                                                        Manager
NY5662       Colo                                       Y              y                Contracts                Sprint Spectrum
                                                                                        Manager
NY5664       Colo                                       Y              y                Contracts                Sprint Spectrum
                                                                                        Manager
NY5666       Colo                                       Y              y                                           Larry Murphy

NY5668       Colo                                       Y              y                Robert Bailey O          Upstate Cellular

NY5670       Colo                                       Y              y                Robert Bailey O          Upstate Cellular

NY5672       Colo                                       Y              y                ite                      SBA Tower
                                                                                        Administration
NY5674       Colo                                       Y              y                Robert Bailey O          Upstate Cellular

NY5676       Colo                                       Y              y                Robert Bailey O          Upstate Cellular

NY5678       Colo                                                                                                Upstate Cellular

NY5680       Colo                                       y              y                                         Binghampton MSA

NY5682       Colo                                       Y              y                Robert Bailey O          Upstate Cellular



                                                     LEASE INFORMATION

PROJECT                                                                            LEASE ASSIGNABLE      FINANCIAL LANGUAGE
CODE            ADDRESS                  CITY            STATE       ZIP CODE          (Y/N)                PRESENT (Y/N)
NY5445         Colvin Boul               Tonawanda        NY          14150              y                        y

NY5448         Pittsford-Vict            Buffalo          NY          14203              n                        Y

NY5451         Pittsford-Vict            Buffalo          NY          14203              n                        y

NY5454         Pittsford-Vict            Buffalo          NY          14203              n                        y

NY5457         Pittsford-Vict            Pittsford        NY          14537              N                        y

NY5463

NY5466         Pittsford-Vict            Buffalo          NY          14203              n                        y
                                           orth
NY5468         Robinson                  Tonawand         NY          14120              n                        y

NY5470         Pittsford-Vict            Pittsford        NY          14537              N                        y

NY5474         Pittsford-Vict            Pittsford        NY          14537              N                        y

NY5476         Pittsford-Vict            Pittsford        NY          14537              N                        y

NY5642         1 Will Street             Parish           NY          13131              n                        y

NY5660         nd Avenue,                Kansas City      MO          64112              y                        y

NY5662         nd Avenue,                Kansas City      MO          64112              y                        y

NY5664         nd Avenue,                Kansas City      MO          64112              y                        y

NY5666           est Naples                Wayland        NY          14572              y                        y

NY5668         Pittsford-Vic             Pittsford        NY          14537              N                        Y

NY5670         Pittsford-Vic             Pittsford        NY          14537              N                        Y

NY5672         Center Roa                Boca Raton       FL          14450              n                        y

NY5674         Pittsford-Vic             Pittsford        NY          14537              N                        y

NY5676         Pittsford-Vic             Pittsford        NY          14537              N                        y

NY5678

NY5680

NY5682         Pittsford-Vic             Pittsford        NY          14537              N                        y

                                                     LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT             COMMENTS
NY5445              n                                                                  affiliate

NY5448              y                                                               Notice to LL, see
                                                                                       Sec. 25 MSA
NY5451              y                                                               Notice to LL, see
                                                                                       Sec. 25 MSA
NY5454              y                                                               Notice to LL, see
                                                                                       Sec. 25 MSA
NY5457              y                                                               consent/control
                                                                                        language
NY5463

NY5466              y                                                               Notice to LL, see
                                                                                       Sec. 25 MSA
NY5468              n
                                                                                         Notice
NY5470              Y                                                               consent/control
                                                                                        language
NY5474              y                                                               consent/control
                                                                                        language
NY5476              y                                                               consent/control
                                                                                        language
NY5642              y                                                               consent/control
                                                                                        language
NY5660              n
                                                                                       Affiliate

NY5662              n
                                                                                       Affiliate

NY5664              n
                                                                                       Affiliate
NY5666              n
                                                                                       affiliate
NY5668              Y                                                               consent/control
                                                                                        language
NY5670              Y                                                               consent/control
                                                                                        language

NY5672              n
                                                                                    LL consent under MSA
NY5674              y
                                                                                    consent/control
                                                                                         language
NY5676              y
                                                                                    consent/control
                                                                                         language
NY5678

NY5680

NY5682              y                                                                consent/control
                                                                                        language


                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE






NY5684          NEWFIELD          U-684A-00            Upstate          Complete        $1,236.00
                                                         NY
NY5688          WAVERLY           U-688A-00            Upstate          Complete        $1,611.00
                                                         NY
NY5690          NICHOLS           U-6900-00            Upstate          Complete        $1,236.00
                                                         NY
NY5694          Ithaca            U-6940-00            Upstate          Complete        $1,600.00
                                                         NY
NY5698          Candor            U-6980-00            Upstate          Complete        $1,486.00
                                                         NY
NY5702          Dryden            U-7020-00            Upstate          Complete        $1,686.00
                                                         NY
NY5712          SENECA HILL                            Upstate          Complete
                                                         NY
NY5012          HIGH ROCKS        U-012C-P0            Upstate          Complete          $625.00
                                                         NY
NY5014          SCHODACK          U-014C-A1            Upstate          Complete
                                                         NY
NY5020          LIVINGSTON        U-020G-00            Upstate          Complete
                                                         NY
NY5026          FLATBROOK         U-026F-00            Upstate          Complete          $700.00
                                                         NY
NY5125B         OLCOTT HILL                            Upstate          Complete          $600.00
                                                         NY
NY5177          RAYMERTON         U-177B-AP            Upstate          Complete          $700.00
                                                         NY

NY5230          HANCOCK           U-2300-00            Upstate          Complete          $650.00         10/5/98
                                                         NY
NY5332          MENDON            U-332A-00            Upstate          Complete
                                                         NY
NY5130          ALBANY            U-130H-AP            Upstate          Compiete        $1,425.00         27-Jan-98
                                                         NY
NY5140          STATE OFFICE      U-140C-AP            Upstate          Complete
                                                         NY
NY5141          SAND CREEK                             Upstate          Complete          $900.00         03-Sep-98
                                                         NY
NY5147          TROY SOUTH        U-1470-00            Upstate          Complete        $1,300.00         9/23/98
                                                         NY
NY5165          SCHENECTADY       U-165B-AP            Upstate          Complete                          29-Jul-98
                                                         NY


NY5202          YORKVILLE         U-202C-AP            Upstate          Complete        $1,150.00         06-Mar-98
                                                         NY
NY5220          SYRACUSE          U-220C-AP            Upstate          Complete        $1,007.00         10-Mar-98
                UNIVERSITY                               NY





NY5241          SYRACUSE          U-241B-AP            Upstate          Complete        $1,500.00        20-Oct-97
                CANAL                 NY                 NY




                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON             LANDLORD
CODE      TENANT IMPROVEMENT                    CREATED (Y/N)







NY5684    Colo                                        Y                 y               Robert 0              Upstate
                                                                                         Bailey               Cellular
NY5688    Colo                                        Y                 y               Robert 0              Upstate
                                                                                         Bailey               Cellular
NY5690    Colo                                        Y                 y               Robert 0              Frontier
                                                                                         Bailey
NY5694    Colo                                        Y                 y               Harold A.             Tower Talk
                                                                                        Fish, Jr               of  Ithica
NY5698    Colo                                        Y                 y               Robert 0              Upstate
                                                                                         Bailey               Cellular
NY5702    Colo                                        Y                 y               Robert 0              Upstate
                                                                                         Bailey               Cellular
NY5712    RI                                          y                 y                                     Katherine
                                                                                                              Ketcham
NY5012    RL                                          Y                 y                                     Paul & Pat
                                                                                                               Schiller
NY5014    RL                                          Y                 y                                     James Keegan

NY5020    RL                                          Y                 y                                     Gerald &
                                                                                                              Regina Feffone
NY5026    RL                                          Y                 y                                     Margaret Pixley

NY5125B   RL                                          y                 y                                     Mary F. Tobin

NY5177    RL                                          Y                 y                                     William & Carol
                                                                                                              Chamberlin
NY5230    RL                                          Y                 y               Carlton                  3717
                                                                                        Thomas                Corporation
NY5332    RL                                          Y                 y                                     Ralph & Vera
                                                                                                                  Keyes
NY5130    TI                                          Y                 y                Thomas               Empire Site
                                                                                         Butler                Co., Inc.
NY5140    TI                                          Y                 y                Deputy               NY General
                                                                                      Commissioner              Services

NY5141    TI                                          Y                 y               Nathan                 Picotte
                                                                                       Laokiewic              Companies
NY5147    TI                                          Y                 y             D. Wallace Bruce        D. Wallace Bruce

NY5165    TI                                          y                                                       Annie Schaffer
                                                                                                               Senior Center
                                                                                                              of Schenectady
                                                                                                                County, Inc.
NY5202    TI                                          Y                 y                                     Empire Site Co.

NY5220    TI                                          y                                                        Syracuse
                                                                                                                Senior
                                                                                                               Citizen's
                                                                                                               Project, c/o
                                                                                                               Syracuse
                                                                                                               Mgmt., Inc.

NY5241    TI                                          Y                 y            at Bright,                Dunk & Bright
                                                                                     President                 Furniture


                                                     LEASE INFORMATION

PROJECT                                                                           LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS                  CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)


NY5684        Pittsford-Vic            Pittsford           NY          14537                N                        y

NY5688        Pittsford-Vic            Pittsford           NY          14537                N                        y

NY5690        Pittsford-Vic            Pittsford           NY          14537                N                        y

NY5694        South Auror              Ithaca              NY          14850                N                        y

NY5698        Pittsford-Vic            Pittsford           NY          14537                N                        y

NY5702        Pittsford-Vic            Pittsford           NY          14537                N                        Y

NY5712        - 36 Lane                Oswego              NY          13126                y                        y
                  Dri
NY5012        R1, Box 14               Hannacroix          NY          12087                y                        y

NY5014        P.O. 426                 Kinderhook          NY          12106                n                        y

NY5020        P.O. box 18                 Old              NY          12136                n                        y
                                       Chatham
NY5026        Dean Hill R               Canaan             NY          12029                n                        y

NY5125B       Elmhurst Av              Rensselaer          NY          12144                n                        y

NY5177        LeLoup Ro                Melrose             NY          12121                n                        y

NY5230        P.0. Box 286             Syracuse            NY          13220                n                        y

NY5332

NY5130        1 Delaware               Delaware            NY          12054                Y                        Y

NY5140        r Bldg,                  Albany              NY          12242                Y                        Y
               Ernpi

NY5141        porate Woo               Albany              NY          12211                Y                        Y

NY5147        7 River Stre             Troy                NY          12180                Y                        Y

NY5165        1 Nott Terra             Schenectady         NY          12308                y                        y



NY5202        Delaware Av              Delmar              NY          12054                y                        y

NY5220        ton Village L            Rochester           NY          10649                y                        y






NY5241        S. Salina S              Syracuse            NY          13205                y                        y




                                                     LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT             COMMENTS

NY5684              y                                                             consent/control
                                                                                     language
NY5688              y                                                             consent/control
                                                                                      language
NY5690              y                                                             consent/control
                                                                                      language
NY5694              y                                                             consent/no
                                                                                      control
NY5698              y                                                             consent/control
                                                                                      language
NY5702              Y                                                             consent/control
                                                                                      language
NY5712              n                                                                  notice

NY5012              n                                                                Affiliate

NY5014              n                                                                  Notice

NY5020              n                                                                  Notice

NY5026              n                                                                  Notice

NY5125B             n                                                                  Notice

NY5177              y                                                                  Notice

NY5230              y                                                              consent/control
                                                                                      language
NY5332

NY5130              N                                                                 Affiliate

NY5140              N                                                                 Affiliate


NY5141              N                                                                 Affiliate

NY5147              N                                                                 Affiliate

NY5165              n                                                                 affiliate



NY5202              n                                                                 affiliate

NY5220              n                                                                 Affiliate






NY5241              n                                                                  Affiliate



       NEXTEL SITE ID INFORMATION                                               LEASE INFORMATION

                       SITE ID   NEXTEL'S                      LEASE     COLO/RAW LAND/  LEASE         COPY         COPY
PROJECT  PROJECT NAME  (WITH     MARKET    SITE      LEASE  COMMENCEMENT    TENANT      PAYMENTS    OF LEASE      SENT TO   CONTACT
 CODE    (SITE NAME)   PREFIX)    NAME    LEASED     RATE       DATE     IMPROVEMENT  STARTED(Y/N) CREATED(Y/N) PARTNER(Y/N) PERSON


 NY5279    JOHNSON    U-279A-PQ  Upstate Complete  $  500.00  28-Nov-97        TI                      Y           y
            CITY                    NY

 NY5347   BRIGHTON    U-347E-PS  Upstate Complete  $1,000.00  23-Feb-98        TI                      Y           y        Frank
           NORTH                    NY                                                                                     Perticone

 NY5353   ROCHESTER   U-353A-PS  Upstate Complete  $1,250.00  01-Jul-98        TI                      Y           y
            NORTH                   NY

 NY5355    LINCOLN    U-355E-PS  Upstate Complete  $1,031.00  23-Feb-98        TI                      y           y       Clayton
            PARK                    NY                                                                                      Cleon

 NY5360   DOWNTOWN    U-360G-PS  Upstate Complete  $1,500.00  24-Nov-97        TI                      y           y         ew A.
                                    NY                                                                                     Costanza

 NY5370   UPTONVILLE  U-370A-PS  Upstate Complete  $1,052.00  23-Feb-98        TI                      y           y       Clayton
                                    NY                                                                                       Cloa

 NY5385   MOUNT READ  U-385D-PQ  Upstate Complete  $1,000.00  01-May-98        TI                      y           y
                                    NY

 NY5413    WILLIAMS-  U-413C-PO  Upstate Complete  $2,500.00  30-Jan-98        TI                      y           y      Elizabeth
             VILLE                  NY                                                                                     Johnson

 NY5425    BUFFALO    U-425F-PS  Upstate Complete  $1,500.00  29-Dec-97        TI                      y           y      Dimitri J.
            PARK                    NY                                                                                      Tzetzo

 NY5428    BUFFALO    U-428I-00  Upstate Complete  $2,500.00  28-Feb-98        TI                      y           y
                                    NY

 NY5431    Buffalo    U-431B-PO  Upstate Complete  $  700.00  19-Nov-97        TI                      y           y     Lawrence J.
                                    NY                                                                                      Dugg

 NY5460    NIAGARA    U-460A-00  Upstate Complete  $1,500.00  09-Feb-98        TI                      y           y          udy
            FALLS                   NY                                                                                     Bugenhage

 NY5658     AVON      U-6580-00  Upstate Complete  $1,125.00                   WT                      y           y         Town
                                    NY                                                                                    Supervisor

 NY5714    OSWEGO                Upstate Complete                              WT                      y           y         Eli
                                    NY                                                                                     Rapaport

 NY5148   Mountain    U-1480-00  Upstate Complete                                                      y                   Network
            View                    NY                                                                                   Real Estate



 NY5185    BIG NOSE              Upstate Complete                                                      y           y
                                    NY

 NY5242    SYRACUSE/             Upstate Complete
            HWY 690                 NY

 NY5422    BUFFALO               Upstate Complete                                                      y           y        Brian W.
            EAST                    NY                                                                                       Maher



 NY5446     NORTH                Upstate Complete                                                      y           y        Mayor's
          TONAWANDA                 NY                                                                                      Office

                                           157                                                        147


                                                        LEASE INFORMATION
                                                                                  FINANCING  LANDLORD
                                                                         LEASE     LANGUAGE  CONSENT   CONSENT
PROJECT                                                                ASSIGNABLE  PRESENT   REQUIRED  OBTAINED  RETURN
 CODE          LANDLORD         ADDRESS        CITY    STATE ZIP CODE    (Y/N)      (Y/N)     (Y/N)     (Y/N)    RECEIPT  COMMENTS

NY5279  Mack & Carol Travis  3 Tioga Str     Ithaca       NY  14850       y           y         n                         affiliate


NY5347   565 Blossom Road      Blossom R     Rochester    NY  14610       y           y         n                         affiliate


NY5353   Davis Warehouse     5 Clifford Ay   Rochester    NY  14621       y           y         n                         affiliate


NY5355      Plymouth             orton       Rochester    NY  14609       y           y         N                         affiliate
          Gardens, Inc.         Villag

NY5360   Temple Building     Franklin Str    Rochester    NY  14604       y           y         n                         affiliate
            Associates

NY5370   Seneca Towers.          orton       Rochester    NY  14609       n           y         y                          consent/
              Inc.              Villag                                                                                      control
                                                                                                                           language

NY5385   North Greece        66 Latta Ro       Greece     NY  14612       n           y         n                          consent/
         Fire District                                                                                                      control
                                                                                                                           language

NY5413 Williamsville Towers  54 Main Str   Williamsville  NY  14221       y           y         n                         affiliate
          Condominium

NY5425    Cathedral Park     Franklin Str     Buffalo     NY  14202       y           y         n                         affiliate
               Tower

NY5428   Bison Storage &     2 Niagra Str     Buffalo     NY  14213       y           y         n                         affiliate
            Warehouse

NY5431   Bison Storage &     3 Niagra Str     Buffalo     NY  14214       y           y         n                         affiliate
             Warehouse

NY5460    Niagra Towers        Cedar Ave   Niagra Falls   NY  14301       y           y         n                         affiliate
              Company

NY5658     Town of Avon        enessee St       Avon      NY  14414       y           y         n                         affiliate


NY5714    City of Oswego        City Hall      Oswego     NY  13126       n           y         y                          consent/
                                                                                                                           control
                                                                                                                           language

NY5148  Cellco Partnership      Washington    Bedminster  NJ  07921       y           y         n                          Affiliate
             c/o Bell
         Atlantic Mobile

NY5185    Joseph & Laurette    8 Caswell R     Palantine  NY  13428       N           y         N                           Notice
              Hertig                             Bridg

NY5242


NY5422  Leo H. Ward, Inc.       Washington      Buffalo   NY  14203        n          y         n                          consent/
                                                                                                                         controlling
                                                                                                                           language

NY5446  City of Tonawanda        Payne Ave        orth    NY               y          y         n                           notice
                                                Tonawand

                                                                          71          139


       NEXTEL SITE ID INFORMATION                                               LEASE INFORMATION

                       SITE ID   NEXTEL'S                      LEASE     COLO/RAW LAND/     LEASE          COPY           COPY
PROJECT  PROJECT NAME  (WITH     MARKET    SITE      LEASE  COMMENCEMENT    TENANT         PAYMENTS      OF LEASE        SENT TO
 CODE    (SITE NAME)   PREFIX)    NAME    LEASED     RATE       DATE     IMPROVEMENT     STARTED(Y/N)   CREATED(Y/N)   PARTNER(Y/N)



 AL1801  Neely                 Southeast  Complete   $ 1,300    12/1/97      Colo              Y              Y             Y



 AL1802  Mobile                Southeast  Complete   $ 1,500    12/5/97      Colo              Y              Y
         Airport


 AL1815  Spanish               Southeast  Complete   $ 1,125   11/24/97      Colo              Y              Y             Y
         Fort


 AL1816  Loxley                Southeast  Complete   $ 1,385    6/15/98      Colo                             Y             Y



 AL1817  Styx River            Southeast  Complete   $ 1,000     3/1/98      Colo              Y              Y             Y



 AL1818  Taylor                Southeast  Complete   $ 1,000     3/1/98      Colo              Y              Y             Y
         Camp


 AL8000  Prichard -   A-8000-C  Blanket   Complete   $ 1,250   $35,754.00    Colo              Y              Y


 AL8029  Evergreen    A-8029-A  Blanket   Complete   $ 1,000    4/15/98      Colo                             Y             Y



 AL8033  Kaiser       A-8033-A  Blanket   Complete   $   550    3/15/98      Colo                             Y             Y


 AL8200  Rocky Mou    A-8300-D  Blanket   Complete                           Colo                             Y             Y


 FL7254  Beulah                Southeast  Complete   $ 1,385    5/20/98      Colo                             Y             Y


 MS8001  Gulf Port -  M-8001-A  Blanket   Complete   $   500    11/5/97      Colo              Y              Y             Y



 MS8030  Escatawpa-   M-8030-A  Blanket   Complete   $ 1,500    5/1/98       Colo              Y              Y             Y


 MS8033  Biloxi-Pin   M-8033-D  Blanket   Complete   $ 1,500   11/20/97      Colo              Y              Y             Y


 AL8031  Wallace      A-8031-A  Blanket   Complete   $ 1,000     2/1/99      Colo                             Y             Y



 FL7250  Brownsville           Southeast  Complete   $ 1,338     1/1/98      Colo              Y              Y             Y



 FL7251  Ensely                Southeast  Complete   $ 1,445     1/1/98      Colo              Y              Y             Y



 MS8003  Spring Bra   M-8003-D  Blanket   Complete   $ 1,500                 Colo              Y              Y



 AL8021  Pearson      A-8021-C  Blanket   Complete   $   500    3/15/98       RL                              Y             Y


 AL8027  Georgiana-   A-8027-B  Blanket   Complete   $   600    1/15/98       RL                              Y             Y


 AL8201  Laney        A-8201-A  Blanket   Complete   $   500     C or         RL                              Y             Y
                                                               6/30/99


 AL8205  Dutton       A-8205-B  Blanket   Complete   $   500    7/9/99        RL                              Y             Y



 AL8208  Green        A-8208-H  Blanket   Complete   $   750    8/2/99        RL                              Y             Y


 AL8210  Simmons      A-8210-A  Blanket   Complete   $   600   8/17/99        RL                              Y             Y



                                               LEASE INFORMATION
                                                                                     FINANCING   LANDLORD           RETURN
                                                                            LEASE     LANGUAGE   CONSENT   CONSENT  RECEIPT
 PROJECT  CONTACT                                                   ZIP  ASSIGNABLE   PRESENT    REQUIRED  OBTAINED RECEIVED
  CODE    PERSON     LANDLORD           ADDRESS      CITY    STATE  CODE    (Y/N)      (Y/N)      (Y/N)     (Y/N)    (Y/N)  COMMENTS

 AL1801 Motorola, Inc. Land             1301 E.   Schaumburg  IL    60196       N        Y          Y                       consent/
           Mobile Produc             Algonquin Rd                                                                            control
                                                                                                                            language

 AL1802 Mgr. Of System  rime Co        6 Campus    Westlake   TX    76262       Y        Y          N                     affiliate
         Development    Personal        Circle
                      Communicatio

 AL1815     Bernie      Marlin           1551       Mobile    AL    36604       N        Y          Y                       consent/
            Dittman    Investments,   Springhill                                                                             control
                          Inc.            Ave                                                                               language

 AL1816              Clear Channel      WPMI TV     Mobile    AL    36609       N        Y          Y                       consent/
                       Television    661 Azalea Rd                                                                          control
                                                                                                                           language

 AL1817                Mary Jane         18767      Loxley    AL    36551       N        Y          Y                       consent/
                        Hemphill        Hemphill                                                                             control
                                        Farm Rd                                                                            language

                      Clear Channel   WPMI TV 661   Mobile    AL    36609       N        Y          Y                       consent/
                       Television      Azalea Rd                                                                             control
                                                                                                                            language

 AL8000     Lease      Gulf States    549 Ringling  Sarasota  FL    34236       Y        Y          N                     affiliate
       Administration    System/         3rd Fl
                        Pinnacle
                         Blvd.,

 AL8029                  James &         450        Wilmer    AL    36587       N        Y          Y                       consent/
                         Eillen      Stateline Rd                                                                           control
                         Fincher                                                                                            language

 AL8033                Doug & Barb   3139 Ewine Dr  Atmore    AL    36502       N        Y          N                       notice
                          Kaiser

 AL8200                  Winston      3069 Mobile   Montgo    AL    36108       N        Y          N                       notice
                         Boulwave       Highway     mery




 FL7254      Manager,   AT&T Corp.    Promenade II  Atlanta   GA    30309       Y        Y          N                       notice
             Real Estate



 MS8001                  WJZD, Inc.    PO Box 6216   Gulfport  MS   39507       N        Y          Y                       consent/
                                                                                                                            control
                                                                                                                           language

 MS8030    Lease         Gulf States   549 Ringling  Sarasota FL    34236       Y        Y          N                     affiliate
          Administra    System/Pinnacle Blvd., 3rd Fl
          tion

 MS8033    Lease         Gulf States   549 Ringling  Sarasota FL    34236       Y        Y          N                     affiliate
          Administra    System/Pinnacle Blvd., 3rd Fl
          tion

 AL8031                  James Fincher  450 Stateline Wilmer  AL    36587       N        Y          N                       consent/
                                            Road                                                                            control
                                                                                                                           language


 FL7250    Lease            Pinnacle   549 Ringling  Sarasota FL    34236       N        Y          Y                       consent/
          Administra   Towers, Inc. Blvd., 3rd Fl                                                                           control
          tion                                                                                                              language

 FL7251    Lease            Pinnacle   549 Ringling  Sarasota FL    34236       N        Y          Y                       consent/
          Administra   Towers, Inc. Blvd., 3rd Fl                                                                            control
          tion                                                                                                              language

 MS8003                     Raymond &       2131      Bay St  MS    39520       N        Y          N                        notice
                            Loretta       Hollywood    Louis
                            Heitzmonn       Drive

 AL8021                  K. Pearson,    2503 Country  Pratt-  AL    36069       N        Y          N                        notice
                      M. England, et al.   Road 59    ville

 AL8027                   Conely Ray     Route 1     Georgi   AL    36033       N        Y          N                        notice
                             Lowe         Box 13       ana

 AL8201                  Donley Laney   2737 Sumter   Montgo- AL    36109       N        Y          N                        notice
                                            Ave        mery

 AL8205                  Enoch & Maggie     1360      Montgo- AL    36110       N        Y          N                        notice
                            Dutton        Anderson     mery
                                            Road

 AL8208                  Green Thumb     4211 Troy    Montgo- AL    36116       N        Y          N                        notice
                           Nursery        Highway      mery

 AL8210                     John B.     4444 Norman   Montgo- AL    36105       N        Y          N                        notice
                          Simmons Jr.    Bridge Rd      mery

        NEXTEL SITE ID INFORMATION                                           LEASE INFORMATION

PROJECT  PROJECT NAME  SITE ID   NEXTEL'S   SITE    LEASE     LEASE     COLO/RAW LAND/  LEASE PAYMENTS  COPY OF LEASE   COPY SENT
 CODE    (SITE NAME)    (WITH      MARKET   LEASED   RATE  COMMENCEMENT      TENANT     STARTED (Y/N)   CREATED (Y/N)  TO PARTNER
                       PREFIX)     NAME                       DATE        IMPROVEMENT                                    (Y/N)
AL8210  Simmons      A-8210-A    Blanket  Complete  $600   8/17/99             RL                             Y            Y



AL8211  Fordham      A-8211-A    Blanket  Complete                             RL                             Y            Y



AL8212  Wetumpka     A-8212-D    Blanket  Complete  $550   7/10/98             RL                             Y            Y



AL8214  Boykin       A-8214-E    Blanket  Complete  $800    C or               RL                             Y            Y
                                                          10/10/99



AL8042  Creola       A-8042-B    Blanket  Complete  $500   10/1/98             RL                             Y            Y


AL8206  Montgomery E            Southeast Complete         1/27/98             RL                             Y



AL8207  Greenwood               Southeast Complete           not               RL                             Y
                                                          commenced

AL8209  Cloverland              Southeast Complete           not               RL                             Y
                                                          commenced



AL8024  Fort Deposi  A-8024-C    Blanket  Complete                             RL                             Y            Y



AL8023  Letohatche   A-8023-B    Blanket  Complete                             RL                             Y            Y



AL1803  Prichard                Southeast Complete         10/1/98            TBD                             Y            Y


                                          34                                                                 34


                                                              LEASE INFORMATION

PROJECT  CONTACT   LANDLORD   ADDRESS      CITY  STATE  ZIP CODE   LEASE    FINANCING  LANDLORD  CONSENT   RETURN RECEIPT   COMMENTS
 CODE    PERSON                                                  ASSIGNABLE  LANGUAGE  CONSENT   OBTAINED     RECEIVED
                                                                   (Y/N)     PRESENT   REQUIRED   (Y/N)        (Y/N)
                                                                              (Y/N)     (Y/N)

AL8210             John D.     4444      Montgo     AL   36105        N          Y          N                               notice
                 Simmons Jr.  Norman      mery
                             Bridge Rd

AL8211           Danny &       8407      Montgo     AL   36117        N          Y          N                               notice
                 Claire      Shaffer      mery
                Fordham      Ridge Ct

AL8212          Ed & Will       101      Wetumpka   AL   36092        Y          Y          N                               notice
                 Landrum      Camelia
                               Drive

AL8214          Raymond &      1754      Montgo     AL   36106        Y          Y          N                               notice
               Shay Boykin    Carin       mery
                              brook
                               Dr

AL8042          Kenneth W.   627 Dead    Creola     AL   36525        Y          Y          N                               notice
                  Walker     Lake Road

AL8206             GHM         #405      Montgo     AL   36123        N          Y          Y                             consent/no
               Investments,   Eastern     mery                                                                              control
                   LLC        Bypass                                                                                       language

AL8207            Color       1616 Mt.   Montgo     AL   36107        N          Y          N                               notice
                 Systems       Meigs      mery
                  South        Road

AL8209          Joseph &      3507       Montgo     AL   36110        N          Y          N                               notice
                  Neva       Fernway      mery
                Robinson      Drive

AL8024           Sam &       Rte 1 Hwy     Fort     AL   36032        Y          Y          N                               notice
               Margaret      185, Box     Deposit
                Ryals           146

AL8023          Watkins        1100      Montgo     AL   36104        Y          Y          N                               notice
                Johnson      Chandler     mery
                                St.

AL1803           Larry       4041 Loft    Mobile    AL   36613        N          Y          N                               notice
                Sellars        Road
                 et al.                                               10         34

         Nextel Site ID Information                                            Lease Information
                                                                                                       Lease
Project  Project Name              Site ID        Nextel's Market                                   Commencement
Costs    (Site Name)            (with prefix)         Name           Site Leased     Lease Rate         Date
LA0089   Greenwood, LA          LA-0089B          TEXAS              Complete        $  700.00      1-Dec-98

LA8034   Lake Charles - Water   L-8034-F          Blanket            Complete
         Tank

LA8110   Cranford               L-8110-A          Blanket            Complete        $  600.00      C or 11/1/98

LA8111   Arcadia                L-8111-D          Blanket            Complete

MS8017   Gallman                M-8017-A          Blanket            Complete        $1,000.00      C or 10/1/98

MS8018   Hazelhurst             M-8018-A          Blanket            Complete        $1,000.00      C or 10/1/98

TX0136   Carl's Corner          TX-0136A          TEXAS              Complete        $2,080.00      1-Dec-97

TX0140   Bellmead               TX-0140B          TEXAS              Complete        $1,490.00      1-Nov-97

TX0142   Grandview              TX-0142A          TEXAS              Complete        $2,093.00      1-Dec-97

TX1353   Hamshire               TX-1353B          TEXAS              Complete        $2,183.00      1-Jan-98

TX1355   Beaumont               TX-1355A          TEXAS              Complete        $2,258.01      9-Sep-97

TX2953   Belton                 TX-2953C          TEXAS              Complete        $1,720.00      1-Nov-97

TX2956   Bruceville             TX-2956C          TEXAS              Complete        $3,113.00      1-Dec-97

LA0091   La Rosen, LA           LA-0091B          TEXAS              Complete        $  850.00      1997

LA8113   Dixie Inn              L-8113-B          Blanket            Complete        $  600.00      10/1/98

TX0053   Sulphur Springs        TX-0053A          TEXAS              Complete        $  500.00      1-Dec-97

TX0054   Weaver                 TX-0054A          TEXAS              Complete        $  350.00      1-Dec-97

TX0060   Argo                   TX-0060A          TEXAS              Complete        $  200.00      1997

TX0065   Boston                 TX-0065A          TEXAS              Complete        $  450.00      1-Dec-98

TX0066   Red River Army         TX-0066A          TEXAS              Complete        $  200.00      1997
         Depot

TX0075   Mount Sylvan           TX-0075A          TEXAS              Complete        $  450.00      1-Dec-98

TX0079   Owentown               TX-0079B          TEXAS              Complete        $  600.00      1-Dec-98


                                                   Lease Information
Project   Colo / Raw Land       Lease Payments      Copy of Lease       Copy Sent to Partner
Costs     Tenant Improvement     Started (Y/N)       Created (Y/N)               (Y/N)           Contact Person    Landlord

LA0089    Colo                        Y                   Y                        Y             Exec.             American Rose
                                                                                                 Direct.           Society

LA8034    Colo                        Y                   Y                        Y               h               Calcasieu Parish
                                                                                                 Administr         Policy Jury

LA8110    Colo                                            Y                        Y                               George Michael
                                                                                                                   Cranford

LA8111    Colo                                            Y                        Y             Gantt             Robert Eardie
                                                                                                 Danc              Dance & Florrie
                                                                                                                   Gantt Dance

MS8017    Colo                                            Y                        Y                               Jack (Bo) Haley

MS8018    Colo                                            Y                        Y                               Jack (Bo) Ha1ey

TX0136    Colo                        Y                   Y                        Y                               ATC Tower
                                                                                                                   Corporation

TX0140    Colo                        Y                   Y                        Y                               ATC Tower
                                                                                                                   Corporation

TX0142    Colo                        Y                   Y                        Y                               ATC Tower
                                                                                                                   Corporation

TX1353    Colo                        Y                   Y                        Y                               ATC Tower
                                                                                                                   Corporation

TX1355    Colo                        Y                   Y                        Y                               ATC Tower
                                                                                                                   Corporation

TX2953    Colo                        Y                   Y                        Y                               ATC Tower
                                                                                                                   Corporation

TX2956    Colo                        Y                   Y                        Y                               ATC Tower
                                                                                                                   Corporation

LA0091    RL                          Y                   Y                        Y                               Crow Shreveport
                                                                                                                   Partnership

LA8113    RL                                              Y                        Y                               Mr. & Mrs. Albert
                                                                                                                   Gordon

TX0053    RL                          Y                   Y                        Y                               Welton Wayne &
                                                                                                                   CJ Dykes

TX0054    RL                          Y                   Y                        Y                               JR & Juanita
                                                                                                                   Adam

TX0060    RL                          Y                   Y                        Y                               Jack & Lana
                                                                                                                   Morton

TX0065    RL                          Y                   Y                        Y                               Sarah Jo Garett

TX0066    RL                          Y                   Y                        Y                               Jimmy Ballard

TX0075    RL                          Y                   Y                        Y                               Tammie
                                                                                                                   Luckenbill

TX0079    RL                          Y                   Y                        Y                               Betty Dozier
                                                                                                                   Weaver

                                                      Lease Information
                                                                              Financing
Project                                                           Lease       Language     Landlord Consent        Consent
Costs      Address        City           State     Zip Code    Assignable     Present       Required (Y/N)      Obtained (Y/N)
                                                                 (Y/N)         (Y/N)
LA0089    P.O. Box       Shreveport     LA       71130            N             Y                N
           30000

LA8034    P.O. Drawer    Lake Charles   LA       70602            Y             Y                N
            328

LA8110      502          Columbia       MO       65203            N             Y                N
          Highland
            Ave

LA8111    Box 1406       Arcadia        LA                        N             Y                N

MS8017    101 Childre    Pearl          MS       39208            N             Y                Y
                Rd

MS8018    102 Childre    Pearl          MS       39209            N             Y                Y
                Rd

TX0136    Richmond       Houston        TX       77046            N             Y                Y
           Ave., S

TX0140    Richmond       Houston        TX       77046            N             Y                Y
           Ave., S

TX0142    Richmond       Houston        TX       77046            N             Y                Y
           Ave., S

TX1353    Richmond       Houston        TX       77046            N             Y                Y
           Ave., S

TX1355    Richmond       Houston        TX       77046            N             Y                Y
           Ave., S

TX2953    Richmond       Houston        TX       77046            N             Y                Y
           Ave., S

TX2956    ell Crow Ctr   Dallas         TX       70506            Y             Y                N
            200

LA0091      0628         Minden         LA       71055            Y             Y                N
          Highway 8

LA8113    Route 1 Box    Brashears      TX       75420            Y             Y                N
            25

TX0053    2610           Mesquite       TX       75150            Y             Y                N
          Eastbrook

TX0054    Rt 2 Box       Omaha          TX       75571            Y             Y                N
           179

TX0060     125           New Boston     TX       75570            Y             Y                N
          Shumaker

TX0065    08 Garden      Hooks          TX       75561            Y             Y                N
           Road

TX0066    18636 CR       Lindale        TX       75771            Y             Y                N
            437

TX0075    6220 US        Tyler          TX       75708            Y             Y                N
           Hwy 27

TX0079

           Lease Information
Project   Return Receipt
Costs       Received           Comments
            (Y/N)
LA0089                          notice

LA8034                          notice

LA8110                          notice

LA8111                          notice

MS8017                             #2

MS8018                             #2

TX0136                         consent/control
                               language

TX0140                         consent/control
                               language

TX0142                         consent/control
                               language

TX1353                         consent/control
                               language

TX1355                         consent/control
                               language

TX2953

TX2956                         consent/control
                               language

LA0091                         notice

LA8113                         notice

TX0053                         notice

TX0054

TX0060

TX0065

TX0066

TX0075

TX0079



TX0083   Kilgore                TX-0083A          TEXAS              Complete        $  600.00      12/1/98

TX0086   Longview               TX-0086A          TEXAS              Complete        $  600.00      12/1/98

TX0087   SW Marshall            TX-0087A          TEXAS              Complete        $  600.00      1-Dec-98

TX0088   Crossroads             TX-0088A          TEXAS              Complete        $  700.00      1-Dec-98

LA0090   Shreveport             LA-0090A          TEXAS              Complete        $2,000.00      1997

                                                                        27




RL                            Y                   Y                        Y                                 Kenneth, Delma
                                                                                                             & Tony Clemens

RL                            Y                   Y                        Y                                 Mary Rogers
                                                                                                             Stevens

RL                            Y                   Y                        Y                                 Kim R. Smith
                                                                                                             Logging, Inc.

RL                            Y                   Y                        Y                                 Andrew Brune &
                                                                                                             (James Burnet)

TI                            Y                   Y                        Y               John              Commercial
                                                                                           Hughes            National Bank in
                                                                                                             Shreveport

                                                 27





RR 3 Box 77    Gladewater     TX       75647            Y             Y                N

Rte 1 Box      Longview       TX       75602            Y             Y                N
 587

Rte 2 Box      Tatum          TX       75691            Y             Y                N
 457

Box 635        arshall        TX       670 (7565        Y             Y                N
(111 N P       (Jefferso

Texas Street   Shreveport     LA       71101            N             Y                N
   Ste.
                                                       14            26













                      consent/control
                      language



         NEXTEL SITE ID INFORMATION                                            LEASE INFORMATION
                                                                                                       LEASE
PROJECT  PROJECT NAME              SITE ID        NEXTEL'S MARKET   SITE LEASED     LEASE RATE     COMMENCEMENT
CODE     (SITE NAME)            (WITH PREFIX)         NAME                                             DATE
ID5009   Hagerman               ID5009            No CA/Rocky        Complete        $  128         5/1/98
                                                      Mnt
ID5022   Nampa                  ID5022            No CA/Rocky        Complete        $  725         7/1/98
                                                      Mnt
ID5027   Burley                 ID5027            No CA/Rocky        Complete        $  333         11/30/98
                                                      Mnt
ID5028   Hazelton But           ID5028            No CA/Rocky        Complete        $  400         10/31/98
                                                      Mnt
ID5006   Blacks Creek           ID5006            No CA/Rocky        Complete        $  500         4/28/98
                                                      Mnt

ID5007   Mnt Home               ID5007            No CA/Rocky        Complete        $  500         3/18/98
                                                      Mnt

ID5023   Cindercone             ID5023            No CA/Rocky        Complete        $  500         4/28/98
                                                      Mnt



                                            LEASE INFORMATION

PROJECT  COLO / RAW LAND       LEASE PAYMENTS      COPY OF LEASE     COPY SENT TO PARTNER  CONTACT PERSON   LANDLORD
CODE     TENANT IMPROVEMENT    STARTED (Y/N)       CREATED (Y/N)             (Y/N)
ID5009   RL                          Y                  Y                      Y                             US Department of the
                                                                                                             Interior

ID5022   RL                          Y                  Y                                   Thomas E.        Adzem, LC
                                                                                            Zemicka
ID5027   RL                          N                  Y                      Y                             Van & Cathy Greenweld

ID5028   RL                          N                  Y                      Y                             Mecham, Inc.

ID5006   Colo                        Y                  Y                      Y                             Western PCS II Corp

ID5007   Colo                        Y                  Y                      Y            Jon Zumsteg      WesternPCS II Corp


ID5023   Colo                        Y                                                                       Western PCS II Corp

                                     LEASE INFORMATION
PROJECT                                                        LEASE ASSIGNABLE          FINANCING LANGUAGE
CODE      ADDRESS          CITY           STATE     ZIP CODE       (Y/N)                   PRESENT (Y/N)
ID5009    Jarbridge        Twin Falls     ID        83301           N                        N
          Resource Area

ID5022    4863 Lakemon     Boise          ID        83703           Y                        Y
          Place

ID5027    Rte 2 Box 223    Paul           ID        83347           N                        Y

ID5028    PO Box 267       Hazelton       ID        83335           N                        Y

ID5006    01  N.W.         Issaquah       W         98027           N                        N
          Sammanish                       A
          Suite 1

ID5007    02 N.W.          Issaquah       W         98028           N                        N
          Sammanish                       A
          Suite 1
ID5023

                                   LEASE INFORMATION
PROJECT    LANDLORD CONSENT   CONSENT OBTAINED
CODE       REQUIRED (Y/N)         (Y/N)                   RETURN RECEIPT    COMMENTS
ID5009          Y                                                           consent/control
                                                                            language

ID5022          N                                                           affiliate

ID5027          Y

ID5028          Y                                                           consent/control
                                                                            language

ID5006          Y                                                           consent/control
                                                                            language

ID5007          Y                                                           consent/control
                                                                            language

ID5023

                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE
PA4209          Mckean/Crown      P-4209-01            Great Lakes      Complete

PA4211          Edinboro/S        P-4211-11            Great Lakes      Complete
                Crown

PA4213          I79PAPA-6         P-4213-21            Great Lakes      Complete


PA4224          Albion/Crown      P-4224-06            Great Lakes      Complete


PA4202          Erie              P-4202-0A            Great Lakes      Complete        $1,100            1/1/98
                Central_S/W
                T
PA4204          Erie East         P-4204-0B            Great Lakes      Complete


PA4206          Erie West         P-4206-0E            Great Lakes      Complete        $ 900             6/30/99


PA4208          Erie              P-4208-00            Great Lakes      Complete
                South_I90

PA4214          Union/Crown       P-4214-22            Great Lakes      Complete


PA4215          Hadley/Crown      P-4215-27            Great Lakes      Complete

PA4218          V46929            P-4218-30            Great Lakes      Complete       $ 600              6/22/98


PA4316          Fannettsburg      P-0316-00            Great Lakes      Complete       $ 500              12/31/99
                V12565

PA4201          Erie Central      P-4201-0B            Great Lakes      Complete       $ 995              6/30/99



                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON             LANDLORD
CODE      TENANT IMPROVEMENT                    CREATED (Y/N)
PA4209    Colo                                         Y               Y                   Robert A.                Crown
                                                                                             Crown               Communications

PA4211    Colo                                         Y               Y                                             Crown
                                                                                                                   Communications

PA4213    Colo                                         Y               Y                   Robert A.                 Crown
                                                                                             Crown                 Communications

PA4224    Colo                                         Y               Y                   Robert A.                 Crown
                                                                                             Crown                 Communications
PA4202    RL                                           Y               Y                   Chief Radio              City of Erie
                                                                                             Engineer

PA4204    RL                                           Y                                    r. Site                 GTE Wireles
                                                                                         Development  Inc.              Inc.
                                                                                              & Real
PA4206    RL                                           Y               Y                                              Richard B.
                                                                                                                        Cross
PA4208    RL                                           Y                                     r. Site                  GTE Wireles
                                                                                         Development  Inc.             Center
                                                                                              & Real
PA4214    RL                                           Y               Y                     Robert A.                  Crown
                                                                                              Crown                   Communicatio
                                                                                                                          ns
PA4215    RL                                           Y               Y                     Robert A.                  Crown
                                                                                              Crown                   Communicatio
                                                                                                                          ns
PA4218    RL                                           Y               Y                                                Paul &
                                                                                                                        Madeline
                                                                                                                         Smith
PA4316    RL                                           Y               Y                                                Homer &
                                                                                                                        Bonnie
                                                                                                                        Johnson
PA4201    TI                                           Y               Y                      Thomas                  Renaissance
                                                                                              Kennedy                 Center Ltd.


                                                     LEASE INFORMATION

PROJECT                                                                           LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS                  CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)
PA4209        Center West              Pittsburgh         PA          15276              N                      Y
               III,S

PA4211


PA4213        Center West              Pittsburgh         PA          15276              N                      Y
               III, S

PA4224        Center West              Pittsburgh         PA          15276              N                      Y
               III, S

PA4202          1926                   Erie               PA          16503              Y                      Y
              Holland St.

PA4204       Perimeter                 Atlanta            GA          44128              N                      Y
               Center

PA4206        P.O Box                  Erie               PA          16503              Y                      Y
               1959
PA4208       Perimeter                 Atlanta            GA          44128              N                      Y
              Center

PA4214        Center West              Pittsburgh         PA          15276              N                      Y
                III, S

PA4215        Center West              Pittsburgh         PA          15276              N                      Y
                III, S

PA4218        8079 Smith               North East         PA          16428              N                       Y
                Road

PA4316          083                    Spring             PA          17262              Y                       Y
               Timmons Road             Run

PA4201        400 French               Erie               PA          16507              Y                       Y
                Street


                                                     LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT             COMMENTS
PA4209             N                                                                    consent/no control language/net
                                                                                        worth under MSA

PA4211


PA4213             N                                                                    consent/no control language/net
                                                                                        worth under MSA

PA4224             N                                                                    consent/no control language/net
                                                                                        worth under MSA

PA4202             N                                                                    affiliate


PA4204             Y                                                                    consent/control language


PA4206             N                                                                    affiliate

PA4208             Y                                                                    consent/control language


PA4214             N                                                                    consent/no control language/net
                                                                                        worth under MSA

PA4215             N                                                                    consent/no control language/net
                                                                                        worth under MSA

PA4218             N                                                                    consent/controlling language


PA4316             N                                                                     affiliate


PA4201             N                                                                     affiliate



                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE
KY5111          Brown             K-5111-C             Blanket          Complete        $ 600.00            7/27/99

KY5116          Simpsonville      K-5116-A             Blanket          Complete        $1,500.00           6/2/98

KY5120          La Grange         K-5120-A             Blanket          Complete

KY5125          Worthington       K-5125-D             Blanket          Complete        $1,000.00           6/1/99
                Crown

KY5126          Glenarm           K-5126-A             Blanket          Complete        $1,500.00           4/1/98 proj

TN1002          Bristol           TN1002               Mid South        Complete        $1,000.00           6/1/95

N1002-G         Bristol           TN1002               Mid South        Complete        $1,000.00           6/1/95
IN5001          Murphy            I-5001-A             Blanket          Complete        $ 500.00            11/1/98

IN5003          Salkeld           I-5003-A             Blanket          Complete        $ 300.00            10/24/98

KY5004          Three Spring-     K-5004-C             Blanket          Complete        $ 700.00               BP
                Knight
KY5005          Munfordville      K-5005-B             Blanket          Complete        $ 400.00           C/BP/4-1-98
                Guy Templeman
KY5008          Bowling G -       K-5008-E             Blanket          Complete        $ 600.00            C or BP
                Sleen (Extended
                FAA Study)
KY5009          Hillsdale -       K-5009-A             Blanket          Complete        $ 700.00               BP
                Kirby (12/31/97)

KY5100          Anderson          K-5100-E             Blanket          Complete        $ 600.00             12/3/98

KY5101          Davis             K-5101-D             Blanket          Complete        $ 400.00             6/30/99

KY5106          Gabbard           K-5106-D             Blanket          Complete        $ 600.00             7/9/98

KY5109          Kidd              K-5109-B             Blanket          Complete        $ 500.00             12/20/98

KY5110          R. Anderson       K-5110-C             Blanket          Complete        $ 600.00              9/3/99

KY5113          Hurstland Farm    K-5113-E             Blanket          Complete        $ 600.00             7/20/99

KY5114          Frankfort/Boyd    K-5114-B             Blanket          Complete        $ 700.00              2/2/99

KY5122          Wilhoite          K-5122-A             Blanket          Complete        $ 600.00              7/26/98

KY5123          Archey (RF)       K-5123-A             Blanket          Complete        $ 600.00            C or 10/10/98



                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON             LANDLORD
CODE      TENANT IMPROVEMENT                    CREATED (Y/N)
KY5111    Colo                                         Y               6-Jan                                      Stacey &
                                                                                                                 Verna Brown
KY5116    Colo                                         Y               6-Jan                                     Dr. Thomas A.
                                                                                                                  Courtenay
KY5120    Colo                                         Y               6-Jan              Develop                GTE Wireless

KY5125    Colo                                         Y               6-Jan                act                     Sprint
                                                                                           Manag                 Spectrum L.P.

KY5126    Colo                                         Y                 Y                Develop                GTE Wireless

TN1002    Colo                      Y                  Y                 Y                 Billy                 WEO Tower,
                                                                                           Orgel                    Inc.
N1002-G   Colo                      Y                  Y                 Y                                        Clarice Senior
IN5001    RL                                           Y                 Y                                       Tex & Cora
                                                                                                                   Murphy
IN5003    RL                                           Y                 Y                                        Jo Ellen
                                                                                                                  Salbeld
KY5004    RL                                           Y               6-Jan                                     Johnie & Lois
                                                                                                                 Ann Knight
KY5005    RL                                           Y               6-Jan                                         Guy
                                                                                                                   Templeman
KY5008    RL                                           Y               6-Jan                                    Steen & Steen


KY5009    RY                                           Y               6-Jan                                      Donald M.&
                                                                                                                   Louisa S.
                                                                                                                    Kirby
KY5100    RL                                           Y               6-Jan                                      Ken & Linda
                                                                                                                   Anderson
KY5101    RL                                           Y               6-Jan                                      Everette &
                                                                                                                  Zolla Dvis
KY5106    RL                                           Y               6-Jan                hael                  Ethel Gabbard
                                                                                            Sand
KY5109    RL                                           Y               6-Jan                                     James & Ruby
                                                                                                                    Kidd
KY5110    RL                                           Y               6-Jan              ond And                R. Anderson

KY5113    RL                                           Y               6-Jan                 ed                  Hurstland
                                                                                           Nuckols               Farm, Inc.
KY5114    RL                                           Y               6-Jan                                       Gwyn &
                                                                                                                 James Boyd
KY5122    RL                                           Y               6-Jan                                      Bernice
                                                                                                                  Wilhoite
KY5123    RL                                           Y               6-Jan                                     Helen Archey


                                                     LEASE INFORMATION

PROJECT                                                                           LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS                  CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)
KY5111        23 Old                   Lexington         KY          40515               Y                      Y
              Richmond R
KY5116        790                      Shelbyville       KY          40067               Y                      Y
              Brunerstown
KY5120        Perimeter                Atlanta           GA          30346               N                      Y
              Center Park
KY5125        17 Grand Av              Kansas            MS          64112               Y                      Y
                  12t                  City

KY5126        Perimeter                Atlanta           GA          30346               N                      Y
              Center Park
TN1002        091 Viscount             Memphis           TN          38118               Y                      Y
              Aven
N1002-G       Pine Crest               Bristol           TN          37620               N                      Y
IN5001        S. Finley-               Scottsburg        IN          47170               N                      Y
              Firehous
IN5003        2369 East                Seymour           IN          47274               N                      Y
              Base R
KY5004        385 S. Dixi              Upton             KY          42702               N                      Y
              Highw
KY5005        241 Childrens            Munfordvi         KY          42765               Y                      Y
              Road                       lle
KY5008        424 Power                Bowling           KY          42101               Y                      Y
              Street                   Green

KY5009        Woodburn-Allen           Woodburn          KY          42170               Y                      Y
               Spri

KY5100        P.O. Box 612             Williamsb         KY          40769               Y                      Y
                                         urg
KY5101        10 Cane Cr               Williamsb         KY          40769               Y                      Y
                  Ro                      urg
KY5106        P.O. Box 1644            London            KY          40743               Y                      Y

KY5109        35 Peggy F               Paint Lick        KY          40461               Y                      Y
                 Ro
KY5110        07 Barns M               Richmond          KY          40475               Y                      Y
              Road
KY5113        P.O. 305                 Midway            KY          40347               Y                      Y

KY5114        P.O. Box 293             Frankfurt         KY          40602               Y                      Y

KY5122        3156                     Georgetown        KY          40324               Y                      Y
              Cincinnati Rd
KY5123        95                       Corinth           KY          41010               Y                      Y
              Campground
              R

                                                     LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT             COMMENTS
KY5111              N                                                                   notice

KY5116              N                                                                   yes notice

KY5120              Y                                                                   consent/control language

KY5125              N                                                                   master site agreement,
                                                                                        affiliate language, multiple
                                                                                        contact
KY5126              Y                                                                   consent/control language

TN1002              N                                                                   affiliate

N1002-G             Y                                                                   consent/control language
IN5001              N                                                                   notice

IN5003              N                                                                   notice

KY5004              N                                                                   notice

KY5005              N                                                                   notice

KY5008              N                                                                   notice


KY5009              N                                                                   notice


KY5100              N                                                                   notice

KY5101              N                                                                   notice

KY5106              N                                                                   notice

KY5109              N                                                                   notice

KY5110              N                                                                   notice

KY5113              N                                                                   notice

KY5114              N                                                                   notice

KY5122              N                                                                   freely assign with notice,
                                                                                        sublet no consent
KY5123              N                                                                   yes notice





KY5124   Leon Hamilton        K-5124-B   Blanket    Complete   $ 500.00      C or 7/26/99       RL      Y    6-Jan


KY5003   Elizabeth - Jones    K-5003-C   Blanket    Complete   $ 500.00         C or BP         RL      Y      Y
         (PSC 12/19/97)

KY5006   Prewitts - Ed I Lay  K-5006-C   Blanket    Complete   $ 500.00            2/1/98       RL      Y      Y       duard Ha


KY5016   Oakland - WKNF       K-5016-B   Blanket    Complete   $ 400.00      C or 6/10/99       RL      Y      Y
         II

KY5017   Gordonsville         K-5017-A   Blanket    Complete   $ 650.00      C or 5/31/99       RL      Y      Y
         Lebanon Jct -
         Clarke
KY5102   Younger              K-5102-D   Blanket    Complete   $ 500.00           9/22/98       RL      Y      Y

KY5104   Lily Cobb            K-5104-B   Blanket    Complete   $ 350.00          10/13/99       RL      Y      Y

KY5107   Decker               K-5107-E   Blanket    Complete   $ 450.00           7/20/99       RL      N


TN5032   Portland - Brown     T-5032-A   Blanket    Complete   $ 600.00          C or BP        RL      Y
         (KY PSC
         12/19/97)


KY5124         Leon       198 Coleman    Georgetow       KY  40324    Y     Y     N      yes notice
             Hamilton         Lane           n

KY5003    Robert & Jean       126        Elizabeth       KY  42701    Y     Y     N        notice
              Jones      Springfiled Ro

KY5006     Crystal Onyx     09 Happy     Cave City       KY  42127    N     Y     N        notice
              Cave &        Valey R
            Campground
KY5016      Southeaste     2 Hunting     Bowling         KY  42104    Y     Y     N        notice
          Communication     Creek C       Green
                ns
KY5017      Douglas &        37 Old      Bostebanon      KY  40150    N     Y     N        notice
            Ruth Clark        Road        Juncti

KY5102      Thomas G.      749 Cedar     Jacksonvile     FL  32210    Y     Y     N        notice
             Younger         Oaks D

KY5104      Willie C.        39 Old      Lily            KY  40740    Y     Y     N        notice
               Cobb        Whitley Ro

KY5107     Sean Decker        625        Cincinnati      OH  45240    Y     Y     N        notice
                         Harrington Co

TN5032     Mark & Kell      P.O. 99      Woodburn        KY  42170    N     Y     N        notice
          Brown, et. al.


         NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE
IA0004           Pigeon                                 Mid             Complete        $1,300.00
                 Creek                                  West
IA0501           Western II       I-W501-B              Blanket         Complete        $1,200.00          C or 5/14/99

IA0502           AT&T #1          I-W502-C              Blanket         Complete        $1,939.00             35926

IA0503           Western IV       I-W503-A              Blanket         Complete

IA0507           Western          I-W507-A              Blanket         Complete        $1,500.00             36284
                 Wireless #10
IA0508           Western          I-W508-A              Blanket         Complete        $1,500.00          C or 5/4/99
                 Wireless #7
IA0510           Western          I-W510-A              Blanket         Complete        $1,500.00          C or 5/4/99
                 Wireless #11
IA0530           AT&T #2          I-W530-A              Blanket         Complete

IL3103           Gridley                                Mid             Complete
                                                        West
IL3105           Bloomington                            Mid             Complete
                                                        West
IL3109           Hensley                                Mid             Complete
                                                        West
IL3110           Champaign                              Mid             Complete
                                                        West
IL3121           Lincoln                                Mid             Complete
                                                        West
IL3122           Elkhart                                Mid             Complete
                                                        West
IL3134           Paxton                                 Mid             Complete
                                                        West
MN4000           West                                   Mid             Complete        $  750.00               1/1/99
                 Rochester                              West
MN4001           East                                   Mid             Complete        $1,300.00               1/1/99
                 Rochester                              West
MN4002           Stewartville                           Mid             Complete        $  400.00              5/01/98
                                                        West
NE0010           Melia                                  Mid             Complete        $1,300.00               1/1/99
                                                        West
NE0013           Waverly                                Mid             Complete        $1,300.00               1/1/99
                                                        West
NE0015           Salt Creek                             Mid             Complete
                                                        West
NE0016           College                                Mid             Complete
                 View                                   West
NE0020           Bellevue                               Mid             Complete        $  800.00              5/01/98
                                                        West
NE0022           West Maple                             Mid             Complete        $1,300.00              1/01/99
                                                        West


                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON        LANDLORD
CODE      TENANT IMPROVEMENT   STARTED (Y/N)    CREATED (Y/N)           (Y/N)
IA0004     Colo                       N              Y                                  Site Admin.          SBA Towers,

IA0501     Colo                                      Y                                  Leasing Admin        Western PCS I
                                                                                                                Corp.
IA0502     Colo                                      Y                                  Manager, Real         AT&T Corp.

IA0503     Colo                                      Y                     Y            Leasing Admin         Western PCS I
                                                                                                                Corp.
IA0507     Colo                                      Y                     Y            Leasing Admin         Western PCS I
                                                                                                                Corp.
IA0508     Colo                                      Y                                  Leasing Admin         Western PCS I
                                                                                                                Corp.
IA0510     Colo                                      Y                     Y            Leasing Admin         Western PCS I
                                                                                                                Corp.
IA0530     Colo                                      Y                                  Manager, Real         AT&T Corp.

IL3103     Colo                                      Y                     Y               ald Sch            G&R Schuler
                                                                                                              Farms, Inc.
IL3105     Colo                                      Y                     Y               id J. Se           Telecourier

IL3109     Colo                                      N                                                       William Young

IL3110     Colo                                      Y                     Y                ery Bal               TAK
                                                                                                             Communications
IL3121     Colo                                      Y                     Y                nley Cl            Clark Trans

IL3122     Colo                                      Y                     Y                ral Ma             WYXY Radio

IL3134     Colo                                      Y                     Y                ry Rosa             C&R Tower
                                                                                                              Complex, Inc.
MN4000     Colo                       N              Y                     6-Jan              ue La             Metropolitan
                                                                                                             Aerial Structures
MN4001     Colo                       N              Y                     6-Jan             dminist           SBA Towers, Inc.

MN4002     Colo                       Y              Y                     Y                 dminist         SBA Towers, Inc.

NE0010     Colo                       N              Y                                  Site Administ        SBA Towers, Inc.

NE0013     Colo                       N              Y                     Y                                 SBA Towers, Inc.

NE0015     Colo                       N              Y                     Y                                   Bratcher
                                                                                                              Enterprises
NE0016     Colo                       N              Y                     Y                                 Union College

NE0020     Colo                       Y              Y                     Y                                  Ralph Ham

NE0022     Colo                       N              Y                     Y                  dminis         SBA Towers, Inc.


                                                     LEASE INFORMATION

PROJECT                                                                  LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS          CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)

IA0004         Center R          Boca Raton      FL           33486              n                      y

IA0501         Samma             Issaquah        WA           98027              y                      y

IA0502         nade II,          Atlanta         GA           30309              y                      y

IA0503         W Sam             Issaquah        WA           98027              y                      y

IA0507         Samma             Issaquah        WA           98027              y                      y

IA0508         Samma             Issaquah        WA           98027              y                      y

IA0510         W Sam             Issaquah        WA           98027              y                      y

IA0530         nade II,          Atlanta         GA           30309              y                      y

IL3103         1 E. Full         Chenoa          IL           61726              y                      y

IL3105         nter, 520         Bloomington     IL           61701              y                      y

IL3109

IL3110         2 Neil Str        Champaign    IL           61820              y                      y

IL3121         Old Rout          Lincoln         IL           62656              y                      y

IL3122         ngamon            Springfield     IL           62708              y                      y

IL3134         st 600 N          Paxton          IL           60957              y                      y

MN4000         Main P.O.         River Falls     MN           54022              y                      y

MN4001         Town Cente        Boca Raton      FL           33486

MN4002         Center R          Boca Raton      FL           33486              n                      y

NE0010         Center R          Boca Raton      FL           33486              n                      y

NE0013

NE0015         Industri          Lincoln         NE           68504              N                      Y

NE0016

NE0020         3 Lincoln         Bellvue         NE           68005              N                      Y

NE0022         Center R          Boca Raton      FL           33486              n                      y


                                                     LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED
CODE          REQUIRED (Y/N)            (Y/N)            RETURN RECEIPT          COMMENTS
                                                         RECEIVED (Y/N)
IA0004                n                                                          consent/controlling
                                                                                 language
IA0501                n                                                          affiliate

IA0502                n                                                          notice

IA0503                n                                                          affiliate

IA0507                n                                                          affiliate

IA0508                n                                                          affiliate

IA0510                n                                                          affiliate

IA0530                n                                                          notice

IL3103                n                                                          affiliate

IL3105                n

IL3109

IL3110                n                                                          affiliate

IL3121                n                                                          affiliate

IL3122                n                                                          affiliate

IL3134                n                                                          affiliate

MN4000                n                                                          affiliate language

MN4001                                                                           site lease only

MN4002                n                                                          consent/controlling
                                                                                 language
NE0010                n                                                          consent/controlling
                                                                                 language
NE0013

NE0015                y                                                          consent/controlling
                                                                                 language
NE0016                y                                                          Not leased, Search Ring
                                                                                 Only
NE0020                y                                                          consent/control language

NE0022                                                                           consent/controlling
                                                                                 language


                NEXTEL SITE ID INFORMATION                                          LEASE INFORMATION
                                                                                                             LEASE
PROJECT         PROJECT NAME        SITE ID            NEXTEL'S MARKET  SITE LEASED     LEASE RATE        COMMENCEMENT
CODE            (SITE NAME)      (WITH PREFIX)              NAME                                              DATE
NE0023           Rainwood                                    Mid         Complete      $ 750.000            5/01/99
                                                             West
NE0024           Papillion                                   Mid         Complete      $1,300.00            1/01/99
                                                             West
NE0026           Council                                     Mid         Complete      $1,300.00            1/01/99
                 Bluffs                                      West
WI0120           Bellvue G.B.                                Mid         Complete      $1,000.00


WI0152           Keenville I-                                Mid         Complete      $1,125.00
                 41                                          West
WI0154           Appleton I-                                 Mid         Complete      $1,000.00
                 41                                          West
WI5001           Elk Mound                                   Mid         Complete      $1,200.00
                                                             West
WI5005           Osseo                                       Mid         Complete      $1,300.00            1/01/99
                                                             West
WI5006           Curran                                      Mid         Complete      $1,300.00            1/01/99
                                                             West
WI5007           Black River                                 Mid         Complete      $1,300.00            1/01/99
                 Falls                                       West
WI5009           Millston                                    Mid         Complete      $1,300.00            1/01/00
                                                             West
WI5010           Warrens                                     Mid         Complete      $1,300.00            1/01/99
                                                             West
WI5011           Tomah                                       Mid         Complete      $1,300.00            1/01/99
                                                             West
IA0500           Rees               I-W500-D                Blanket      Complete

IA0504           Jordan             I-W504-B                Blanket      Complete      $ 600.00              36239
                 Motors
IA0527           Heuer              I-W527-B                Blanket      Complete      $ 500.00            C or 9/20/99

IA0528           Ericksen           I-W528-A                Blanket      Complete      $ 500.00            C or 6/20/99
IA0529           Frank              I-W529-C                Blanket      Complete      $ 500.00            C or 6/24/99
                 Kabela
IA0531           Snook              I-W531-D                Blanket      Complete      $ 500.00              36333
IA0532           Hagen              I-W532-C                Blanket      Complete      $ 500.00              36323

IA0533           Gerig              I-W533-B                Blanket      Complete      $ 500.00              36341
IA0534           Huedepohl          I-W534-C                Blanket      Complete      $ 500.00              35916


IA0535           Morrison           I-W535-C                Blanket      Complete      $ 500.00              36335

IA0536           Young              I-W536-C                Blanket      Complete      $ 500.00              35916


                                     LEASE INFORMATION

PROJECT   COLO / RAW LAND/     LEASE PAYMENTS   COPY OF LEASE   COPY SENT TO PARTNER   CONTACT PERSON     LANDLORD
CODE      TENANT IMPROVEMENT   STARTED (Y/N)    CREATED (Y/N)         (Y/N)
NE0023         Colo                  Y                Y                 Y                 e Gros         Hi-Tec Towers

NE0024         Colo                  N                Y                 Y                                SBA Towers, Inc.

NE0026         Colo                  N                Y                 Y                                SBA Towers, Inc.

WI0120         Colo                                   Y               6-Jan                              Michael Reetz
                                                                                                             Greg Marweg &
                                                                                                             Harry Reetz
WI0152         Colo                                   Y               6-Jan               Courtn         Maddam Aeriantry
                                                                                                         Corporation
WI0154         Colo                                   Y               6-Jan                               Alan Ament

WI5001         Colo                  N                Y               6-Jan              hael Ph           Philips
                                                                                                         Broadcasting
WI5005         Colo                  N                Y               6-Jan               dminis         SBA Towers, Inc.

WI5006         Colo                  Y                Y               6-Jan               d Barb            Olstad

WI5007         Colo                  Y                Y               6-Jan               Robert         SCH Partners

WI5009         Colo                  Y                Y               6-Jan               Bonit            Gjerseth

WI5010         Colo                  Y                Y               6-Jan              Patricia         Schaetzka

WI5011         Colo                  N                Y               6-Jan              Adminst         SBA Towers, Inc.

IA0500           RL                                   Y                Y                                 Byron L. Rees
                                                                                                          David J. Rees
IA0504           RL                                   Y                Y                                 Jordon Motors
                                                                                                              Inc.
IA0527           RL                                   Y                Y                                 Lyle & Marjo
                                                                                                              Heuer
IA0528           RL                                   Y                Y                                 Pele Mae Erickson
IA0529           RL                                   Y                Y                                 Frank & Darlene
                                                                                                              Kabela
IA0531           RL                                   Y                Y                                 Francis W. Snook
IA0532           RL                                   Y                Y                                 Todd and Wendy
                                                                                                              Hagen
IA0533           RL                                   Y                Y                                      Faye Gerig
IA0534           RL                                   Y                Y                                 Donald & Ruth
                                                                                                         Ester & Richard
                                                                                                              Huedepoh
IA0535           RL                                   Y                Y                                      Ronald E.
                                                                                                              Morrison
IA0536           RL                                   Y                Y                                 Elma V.A. Young

                                                     LEASE INFORMATION

PROJECT                                                                    LEASE ASSIGNABLE        FINANCING LANGUAGE
CODE            ADDRESS           CITY            STATE       ZIP CODE          (Y/N)               PRESENT (Y/N)
NE0023          Mckinley          Omaha            NE          68112              N                       Y

NE0024

NE0026

WI0120         Walker             Green Bay        WI          54311              y                       y


WI0152         Trun               Appleton         WI          54915              y                       y

WI0154         ast Paci           Appleton         WI          54912-             y                       y
                                                                0652
WI5001         rescent            Menomonie        WI          54751              y                       y

WI5005         wnCente            Boca Raton       FL          33486

WI5006         06 Olsta           Hixton           WI          54635              y                       y

WI5007         Sunset             LaCrosse         WI          54601              y                       y

WI5009         3, Box 2           Black River      WI          54615              y                       y
                                  Falls
WI5010         e Road P           Pickett          WI          54964              y                       y

WI5011         wnCente            Boca Raton       FL          33486

IA0500         NE 27 A            Altoona          IA          50009              N                       Y

IA0504         Merle H            Johnston         IA          50131              N                       Y

IA0527         81 220th           Walcott          IA          52773              N                       Y

IA0528         6 Mosco            Moscow           IA          52760              N                       Y
IA0529         290th St.          West Branch      IA          52358              N                       Y

IA0531         3 Hwy F            Newton           IA          50208              N                       Y
IA0532         6 Y. Ave           Williamsbur      IA          52361              N                       Y

IA0533         66 220th           Marengo          IA          52301              N                       Y
IA0534         2&410th            Brooklyn         IA          52211              N                       Y


IA0535         5 420th            Grinnell         IA          50112              N                       Y

IA0536         9 N. 2nd           Marshalltow      IA          50158              N                       Y

                                                     LEASE INFORMATION

PROJECT      LANDLORD CONSENT      CONSENT OBTAINED      RETURN RECEIPT
CODE          REQUIRED (Y/N)            (Y/N)            RECEIVED (Y/N)           COMMENTS
NE0023             Y                                                               consent/control language

NE0024

NE0026

WI0120             n                                                               affiliate language, sublet-no
                                                                                   consent, no signed
                                                                                   agreement
WI0152             n                                                               affiliate language, no signed
                                                                                   agreement
WI0154             n                                                               affiliate language, sublet no
                                                                                   consent
WI5001             n                                                               affiliate language, no signed
                                                                                   agreement
WI5005                                                                             site license only

WI5006             n                                                               affiliate language, sublet no
                                                                                   consent
WI5007             n                                                               affiliate language, sublet no
                                                                                   consent
WI5009             n                                                               affiliate language, sublet no
                                                                                   consent
WI5010             n                                                               affiliate language, sublet no
                                                                                   consent
WI5011                                                                             site license only

IA0500             N                                                               notice

IA0504             N                                                               notice

IA0527             N                                                               notice

IA0528             N                                                               notice
IA0529             N                                                               notice

IA0531             N                                                               notice
IA0532             N                                                               notice

IA0533             N                                                               notice
IA0534             N                                                               notice


IA0535             N                                                               notice

IA0536             N                                                               notice


          NEXTEL SITE ID INFORMATION                                       LEASE INFORMATION
                                      NEXTEL'S                            LEASE     COLO/RAW/LAND/  LEASE PAYMENT   COPY OF LEASE
PROJECT   PROJECT NAME     SITE III    MARKET     SITE       LEASED    COMMENCEMENT     TENANT      STARTED (Y/N)   CREATED (Y/N)
 CODE     (SITE NAME)   (WITH PROFITS)  NAME     LEASED       RATE         DATE      IMPROVEMENT

IA0537     Ryan           I-W 537-O   Blanket   Complete     $  500.00    36149           RL                             Y


IL3112     Congerville                  Mid     Complete                                  RL                             Y
                                        West
NE0012     Greenwood                    Mid     Complete                                  RL              N              Y
                                        West
WI0121     Green Bay                    Mid     Complete     $  900.00                    RL                             Y
           G.B.                         West
WI0126     Chapel                       Mid     Complete     $  850.00                    RL                             Y
           Ridge G.B.                   West

WI0147     Byron I-41                   Mid     Complete     $1,150.00                    RL                             Y
                                        West
WI0149     El Dorado I-                 Mid     Complete     $  800.00                    RL                             Y
           41                           West

WI0150     Nekimi I-41                  Mid     Complete     $  800.00                    RL                             Y
                                        West

WI0153     Neenah I-41                  Mid     Complete     $  800.00                    RL                             Y
                                        West

WI0156     Kaukauna I-                  Mid     Complete     $  600.00                    RL                             Y
           41                           West
IL3115     Peoria                       Mid     Complete                                  TI                             Y
                                        West

IL3125     Springfield                  Mid     Complete                                  TI                             Y
                                        West
IL3144     Dawson                       Mid     Complete                                                                 Y
                                        West
IL3145     Delevan                      Mid     Complete                                                                 Y
                                        West
IL3146     El Paso                      Mid     Complete                                                                 Y
                                        West
IN2502     Covington                    Mid     Complete                                                                 Y
                                        West

IN2512     Hillsboro                    Mid     Complete                                                                 Y
                                        West
                                                   65                                     64


          COPY SENT     CONTACT                                                                           LEASE
PROJECT   TO PARTNER       PERSON       LANDLORD              ADDRESS           CITY      STATE   ZIP   ASSIGNABLE
 CODE     (Y/N)                                                                                  CODE     (Y/N)

IA0537     Y                         Lawrence &            reland A         Tiffin        IA    52340      N
                                    Delored Ryan

IL3112     Y                       Charles & Bre            #1, Box       Congerville     IL    61729      n
                                     Hinrichson
NE0012     Y                       Ray & Lucy Judd          N 60th          Lincoln       NE    68507      N

WI0121   6-Jan           al Win      Heron, LLC             ounty R        Sturgeon       WI    54235      y
                                                                             Bay
WI0126   6-Jan                     Francis & Jein           t Grego        Green Bay      WI    54311      y
                                       LaMieux

WI0147   6-Jan           t von B   Midwest Towest            Fairvi        Milwaukie      WI    53226      y
                                    Partners LLC
WI0149   6-Jan                    Bruce & Renee             Van Dyn       Fond du Lac     WI    54937      y
                                      Schneider

WI0150   6-Jan                      Donna Thomas           tainview         Oshkosh       WI    54904      y


WI0153   6-Jan                     Dennis & Mary            h Green          Neenah       WI    54956      y
                                      Haetzell

WI0156   6-Jan          Steven       Sanderfoot             anitoriu      Little Chut     WI    54140      y
                                  Construction, Inc.
IL3115     Y           rk Willi       Twin Towers           W. Jeffer        Peoria       IL    61602      y
                                      Place Condo
                                      Association
IL3125                K. Michael     Pinnacle Ltd.            Adams       Springfield     IL    62701      y
                                      Partnership
IL3144     Y                          Donn C. Mill         Holiday E        Riverton      IL    62561      y

IL3145     Y                         Russell Sands          Boynton         Delavan       IL    61734      y

IL3146     Y                         Arthur Grube             RR 1          El Paso       IL    61738      n

IN2502     Y            rad Cra     McDonald Crain          ubhouse        Covington      IN    47932      n
                                      Development
                                      Corporation
IN2512     Y                         Steven & Bett          Highway        Hillsboro      IN    47949      n
                                       Lou Holt                                                            33

        FINANCE      LANDLORD      CONSENT      RETURN
PROJECT LANGUAGE      CONSENT      OBTAINED     RECIEPT     COMMENTS
 CODE   PRESENT      REQUIRED       (Y/N)       (Y/N)
         (Y/N)         (Y/N)
IA0537     Y             N                                   notice


IL3112     y             n                                   notice

NE0012     Y             N                                   notice

WI0121     y             n                                   affiliate language, sublet no
                                                             consent
WI0126     y             n                                   affiliate language, sublet no
                                                             consent, no signed
                                                             agreement
WI0147     y             n                                   affiliate language

WI0149     y             n                                   affiliate language, sublet no
                                                             consent, no signed
                                                             agreement
WI0150     y             n                                   affiliate language, sublet no
                                                             consent, no signed
                                                             agreement
WI0153     y             n                                   affiliate language, sublet no
                                                             consent, no signed
                                                             agreement
WI0156     y             n                                   affiliate language, sublet no
                                                             consent
IL3115     y             n                                   affiliate


IL3125     y             n                                   affiliate

IL3144     y             n                                   affiliate

IL3145     y             n                                   affiliate

IL3146     y             n                                   notice

IN2502     Y             Y                                   consent/control language


IN2512     Y             Y                                   consent/control language
           57

                                                                     SCHEDULE II
                                                             to Credit Agreement


                                  PERCENTAGES

                                                         REVOLVING                  TERM-B LOAN                  TERM-C LOAN
                                                      LOAN COMMITMENT                COMMITMENT                   COMMITMENT

DLJ CAPITAL FUNDING, INC.                                ________%                    ________%                    ________%


                                                     ADMINISTRATIVE INFORMATION

                                        Notice Information

Nextel Partners Operating Corp.         Address:
                                        Contact:
                                        Fax:


DLJ Capital Funding, Inc.               277 Park Avenue
  as Syndication Agent                  New York, NY  10172
                                        Contact:
                                        Fax:

Bank of Montreal
   as Administrative
   Agent                                Address:
                                        Contact:
                                        Fax:

The Bank of New York
  as Documentation Agent                Address:
                                        Contact:
                                        Fax:


                                        Lenders' Domestic and LIBOR Offices

                                                                   SCHEDULE III
                                                            to Credit Agreement

                             LICENSES/NETWORK AREA


REGION                                           MARKETS
---------------------- ---------------------------------------------------------
NORTHEAST                               Albany
                                        Binghamton/Elmira
                                        Buffalo
                                        Erie
                                        Glens Falls
                                        Harrisburg/York/Lancaster
                                        Ithaca/Norwich
                                        Jamestown
                                        Rochester
                                        Syracuse
                                        Wilkes-Barre/Scranton/Berwick
---------------------- ---------------------------------------------------------
SOUTH                                   Alexandria
                                        Beaumont/Lafayette/Lake Charles
                                        Bryan-College Station
                                        Corpus Christi
                                        Florida Panhandle
                                        Gieger/Dothan/Auburn-Opelika
                                        Jackson/Hattiesburg
                                        Lynchburg/Louisville/Lexington
                                        Mobile/Montgomery
                                        Pascagoula
                                        Pensacola/Panama City/Fort Walton Beach
                                        Roanoke/Blacksburg
                                        Shreveport/Texarkana

                                           Tallahassee
                                           Temple-Killeen/Waco
------------------------------------------ -------------------------------------
MIDWEST & WEST                             Boise/Sun Valley
                                           Davenport/Dubuque
                                           Des Moines/Ames
                                           Duluth
                                           Eau Claire
                                           Green Bay/Fond du Lac
                                           Independence
                                           Omaha/Lincoln
                                           Peoria/Springfield
                                           Rochester
                                           Twin Falls
------------------------------------------ -------------------------------------
NONCONTINENTAL U.S.                        Hawaii
------------------------------------------ -------------------------------------
||




                                    III-2

                                                        SCHEDULE IV
                                                to Credit Agreement



                      ORIGINAL INVESTORS

Madison Dearborn Capital Partners II. L.P.
DLJ Merchant Banking Partners II, L.P.
DLJ Merchant Banking Partners II-A, L.P.
DLJ Offshore Partners II, C.V.
DLJ Diversified Partners, L.P.
DLJ Diversified Partners-A, L.P.
DLJ EAB Partners, L.P.
DLJ ESC II, L.P.
DLJ First ESC, L.P.
DLJ Millennium Partners, L.P.
DLJ Millennium Partners-A, L.P.
UK Investment Plan 1997 Partners
Madrona Investment Group, L.L.C.
Ampersand Holdings, L.L.C.
Steve Hooper
John Chapple
Arthur Harrigan
GE Capital Services Structured Finance Group, Inc.
NMS Capital, L.P.
Cascade Investments, L.L.C.
Eagle River Investments, LLC





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                                                                    SCHEDULE V
                                                           to Credit Agreement


                 OPTION FCC LICENSES/OPTION TERRITORIES